                                                                                                                  SWDocIDNYB 1430608.11

                         ____________________________________________________________________________________

                                                           CREDIT AGREEMENT

                                                    DATED AS OF SEPTEMBER 29, 2003

                                                             by and among

                                                     O'SULLIVAN INDUSTRIES, INC.,

                                            O'SULLIVAN FURNITURE FACTORY OUTLET, INC., and

                                                O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                             as Borrowers

                                                                  and

                                                THE OTHER PERSONS PARTY HERETO THAT ARE

                                                     DESIGNATED AS CREDIT PARTIES

                                                                  and

                                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                                   as Agent, L/C Issuer and a Lender

                                                                  and

                                             THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                                              as Lenders

____________________________________________________________________________________

                                                           TABLE OF CONTENTS
                                                              (continued)
                                                                                                                                   Page

                                                           TABLE OF CONTENTS

                                                          INDEX OF APPENDICES

Annexes

Annex A                    -        Definitions
Annex B                    -        Pro Rata Shares and Commitment Amounts
Annex C                    -        Closing Checklist
Annex D                    -        Pro Forma
Annex E                    -        Lenders' Bank Accounts

Exhibits

Exhibit 1.1(a)(i)          -        Revolving Note
Exhibit 1.1(a)(ii)         -        Notice of Revolving Credit Advance
Exhibit 1.2(e)             -        Notice of Continuation/Conversion
Exhibit 4.9(d)(i)          -        OSI Borrowing Base Certificate
Exhibit 4.9(d)(ii)         -        OSF Borrowing Base Certificate
Exhibit 4.9(d)(iii)        -        OSV Borrowing Base Certificate
Exhibit 4.9(k)             -        Compliance Certificate
Exhibit 8.1                -        Assignment Agreement

Schedules

Schedule 2.7               -        Corporate and Trade Names
Schedule 3.1               -        Existing Indebtedness
Schedule 3.2               -        Liens
Schedule 3.3(c)            -        Certain Employee Loans
Schedule 3.4               -        Contingent Obligations
Schedule 3.8               -        Affiliate Transactions
Schedule 3.9               -        Business Description
Schedule 3.19              -        Material Contracts
Schedule 5.4(a)            -        Jurisdictions of Organization and Qualifications
Schedule 5.4(b)            -        Capitalization
Schedule 5.6               -        Intellectual Property
Schedule 5.7               -        Investigations and Audits
Schedule 5.8               -        Employee Matters
Schedule 5.10              -        Litigation
Schedule 5.11              -        Use of Proceeds
Schedule 5.12              -        Real Estate
Schedule 5.13              -        Environmental Matters
Schedule 5.14              -        ERISA
Schedule 5.16              -        Deposit and Disbursement Accounts
Schedule 5.17              -        Agreements and Other Documents
Schedule 5.18              -        Insurance

                                                           CREDIT AGREEMENT

         This CREDIT  AGREEMENT  is dated as of  September 29, 2003  and  entered  into by and among  O'SULLIVAN  INDUSTRIES,  INC.,  a
Delaware  corporation ("OSI"),  O'SULLIVAN FURNITURE FACTORY OUTLET, INC., a Missouri corporation ("OSF"), and O'SULLIVAN  INDUSTRIES -
VIRGINIA,  INC., a Virginia  corporation ("OSV") (OSI, OSF and OSV are sometimes referred to herein as the "Borrowers" and individually as a ("Borrower"),  the other persons designated as "Credit Parties" on the signature pages hereof, the financial  institutions who are or hereafter  become parties to this Agreement as Lenders,  and GENERAL ELECTRIC CAPITAL  CORPORATION,  a Delaware  corporation (in its individual capacity "GE Capital"), as the initial L/C Issuer and as Agent.

                                                           R E C I T A L S:

         WHEREAS,  Borrowers  desire that Lenders  extend a revolving  credit  facility to  Borrowers to fund the  repayment of certain indebtedness  of Borrowers,  to provide  working  capital  financing  for  Borrowers  and to provide funds for other general  corporate purposes of Borrowers; and

         WHEREAS,  Borrowers  desire  to secure  all of their  Obligations  (as  hereinafter  defined)  under  the Loan  Documents  (as hereinafter  defined) by granting to Agent, for the benefit of Agent and Lenders,  a security  interest in and lien upon  substantially all of their existing and after-acquired personal and real property; and

         WHEREAS,  O'Sullivan  Industries  Holdings,  Inc., a Delaware  corporation  that owns all of the Stock of OSI  ("Holdings") is willing to guaranty all of the Obligations of Borrowers;

         WHEREAS,  Borrowers  are  willing  to  pledge to  Agent,  for the  benefit  of Agent  and  Lenders,  all of the Stock of their
Subsidiaries to secure the Obligations; and

         WHEREAS,  all  capitalized  terms  herein  shall have the meanings  ascribed  thereto in Annex A hereto which is  incorporated herein by reference.

         NOW,  THEREFORE,  in consideration of the premises and the agreements,  provisions and covenants herein contained,  Borrowers,
Credit Parties, Lenders and Agent agree as follows:

SECTION 1.

                                                      AMOUNTS AND TERMS OF LOANS

1.1.     Loans.  Subject to the terms and  conditions  of this  Agreement and in reliance upon the  representations  and  warranties of
Borrowers and the other Credit Parties contained herein:

(a)      Revolving Loans.

(i)      Each  Revolving  Lender  agrees,  severally  and not  jointly,  to make  available  to  Borrowers  from time to time until the
Commitment  Termination Date its Pro Rata Share of advances (each a "Revolving  Credit Advance")  requested by Borrower  Representative on behalf of the Borrowers  hereunder.  The Pro Rata Share of the Revolving  Loan of any Revolving  Lender shall not at any time exceed its separate  Revolving Loan  Commitment.  Revolving  Credit  Advances may be repaid and reborrowed;  provided,  that the amount of any
Revolving  Credit  Advance  to be made at any time shall not  exceed  Borrowing  Availability.  Borrowing  Availability  may be further reduced by Reserves  imposed by Agent in its reasonable  credit  judgment.  Moreover,  the Revolving  Loan  outstanding to any Borrower shall not exceed at any time that  Borrower's  separate  Borrowing  Base. All Revolving Loans shall be repaid in full on the Commitment
Termination  Date.  Unless  otherwise  elected by any Revolving Lender pursuant to Section 1.9, each Borrower shall execute and deliver to such  Revolving  Lender a note to evidence  the  Revolving  Loan  Commitment  of that  Revolving  Lender.  Each note shall be in the maximum  principal  amount  of the  Revolving  Loan  Commitment  of the  applicable  Revolving  Lender,  dated  the  Closing  Date  and substantially  in the form of  Exhibit 1.1(a)(i)  (each as amended  modified,  extended,  substituted  or replaced from time to time, a
"Revolving Note" and, collectively,  the "Revolving Notes").  Revolving Credit Advances which are to be made as Index Rate Loans may be requested  in any amount with one (1) Business  Day's prior  written  notice  required  for funding  requests  equal to or greater than
$5,000,000.  For funding  requests for such Loans less than  $5,000,000,  written  notice must be provided by 1:00 p.m. (New York time)
on the Business Day on which such Revolving  Credit Advance is to be made.  All requests for Revolving  Credit  Advances that are to be made as LIBOR Loans require three (3) Business Days' prior written notice.  Written  notices for funding  requests shall be in the form attached as  Exhibit 1.1(a)(ii)  ("Notice of Revolving  Credit  Advance") and shall be  accompanied  by a  certificate  of an executive officer, duly completed, in the form attached to such Exhibit 1.1(a)(ii).

(b)      Omitted.

(c)      Omitted.

(d)      Letters of Credit.  The Revolving Loan  Commitment  may, in addition to advances under the Revolving  Loan, be utilized,  upon the request of Borrower  Representative on behalf of the applicable Borrower,  for the issuance of Letters of Credit.  Immediately upon the  issuance  by an L/C Issuer of a Letter of Credit,  and without  further  action on the part of Agent or any of the  Lenders,  each
Revolving  Lender  shall be  deemed to have  purchased  from  such L/C  Issuer a  participation  in such  Letter  of Credit  (or in its obligation  under a risk  participation  agreement  with  respect  thereto)  equal to such  Revolving  Lender's  Pro Rata  Share of the aggregate amount available to be drawn under such Letter of Credit.

(i)      Maximum Amount.  The aggregate  amount of Letter of Credit  Obligations  with respect to all Letters of Credit  outstanding or unreimbursed at any time shall not exceed $25,000,000 ("L/C Sublimit").

(ii)     Reimbursement.  Borrowers shall be irrevocably and unconditionally  obligated forthwith without presentment,  demand,  protest or other  formalities  of any kind  (including  for  purposes of  Section 10),  to  reimburse  any L/C Issuer on demand in  immediately available  funds for any amounts  paid by such L/C Issuer with respect to a Letter of Credit,  including  all  reimbursement  payments,
Fees,  Charges,  costs and expenses paid by such L/C Issuer.  Borrowers hereby authorize and direct Agent, at Agent's option,  to debit
Borrowers'  account (by increasing the outstanding  principal  balance of the Revolving  Credit  Advances) in the amount of any payment made by an L/C Issuer  with  respect to any Letter of Credit.  All amounts  paid by an L/C Issuer with  respect to any Letter of Credit that are not  immediately  repaid by Borrowers with the proceeds of a Revolving  Credit Advance or otherwise shall bear interest at the interest  rate  applicable  to  Revolving  Loans which are Index Rate Loans plus,  at the election of Agent or  Requisite  Lenders,  an additional  two  percent  (2.00%)  per  annum.  Each  Revolving  Lender  agrees to fund its Pro Rata Share of any  Revolving  Loan made pursuant to this  Section 1.1(d)(ii).  In the event Agent elects not to debit  Borrowers'  account and Borrowers  fail to reimburse the
L/C Issuer in full on the date of any payment in respect of a Letter of Credit,  Agent shall promptly  notify each Revolving  Lender of the amount of such  unreimbursed  payment and the accrued interest thereon and each Revolving Lender, on the next Business Day prior to
3:00 p.m. (New York time),  shall  deliver to Agent an amount equal to its Pro Rata  Share  thereof in same day funds.  Each  Revolving
Lender hereby  absolutely and  unconditionally  agrees to pay to the L/C Issuer upon demand by the L/C Issuer such  Revolving  Lender's
Pro Rata Share of each payment made by the L/C Issuer in respect of a Letter of Credit and not  immediately  reimbursed by Borrowers or satisfied through a debit of Borrowers' account.  Each Revolving Lender  acknowledges and agrees that its obligations  pursuant to this subsection in respect of Letters of Credit are absolute and  unconditional  and shall not be affected by any  circumstance  whatsoever, including  setoff,  counterclaim,  the  occurrence  and  continuance of a Default or an Event of Default or any failure by Borrowers to satisfy any of the conditions set forth in  Section 7.2.  If any Revolving  Lender fails to make available to the L/C Issuer the amount of such  Revolving  Lender's Pro Rata Share of any payments made by the L/C Issuer in respect of a Letter of Credit as provided in this
Section 1.1(d)(ii),  the L/C Issuer  shall be  entitled  to recover  such amount on demand from such  Revolving  Lender  together  with interest at the Index Rate.

(iii)    Request for  Letters of Credit.  Borrower  Representative  shall give Agent at least three (3)  Business  Days' prior  written notice  specifying the date a Letter of Credit is requested to be issued (or the amount of any existing  Letter of Credit  increased or the expiry date of any Letter of Credit extended,  each of which (other than an automatic  extension) shall constitute an "issuance" of a Letter of  Credit),  the amount and the name and  address of the  beneficiary,  a  description  of the  transactions  proposed  to be supported  thereby and the name of the Borrower for whose account such Letter of Credit is to be issued,  and shall be accompanied by a certificate  of an  executive  officer,  duly  completed,  in the form  attached  to  Exhibit  1.1(a)(ii).  If Agent  informs  Borrower
Representative  that the L/C Issuer cannot issue the requested  Letter of Credit  directly,  such Borrower  Representative  may request that L/C Issuer  arrange  for the  issuance  of the  requested  Letter of Credit  under a risk  participation  agreement  with  another financial  institution  reasonably  acceptable to Agent, L/C Issuer and Borrower  Representative.  The issuance of any Letter of Credit under this  Agreement  shall be subject to the  conditions  that the Letter of Credit  (i) supports  a transaction  entered into in the ordinary  course of business of  Borrowers  and  (ii) is in a form,  is for an amount and  contains  such terms and  conditions  as are reasonably  satisfactory  to the L/C Issuer and, in the case of standby  letters of credit,  Agent.  The initial notice  requesting the issuance of a Letter of Credit  shall be  accompanied  by the form of the Letter of Credit and the Master  Standby  Agreement or Master
Documentary Agreement,  as applicable,  and an application for a letter of credit, if any, then required by the L/C Issuer completed in a manner  satisfactory to such L/C Issuer.  If any provision of any  application or  reimbursement  agreement is inconsistent  with the terms of this Agreement, then the provisions of this Agreement, to the extent of such inconsistency, shall control.

(iv)     Expiration  Dates of Letters of Credit.  The  expiration  date of each Letter of Credit  shall be on a date which is not later than the earlier of (a) one year from its date of issuance or (b) the  thirtieth  (30th) day prior to the date set forth in  clause (a)
of the  definition  of the term  Commitment  Termination  Date.  Notwithstanding  the  foregoing,  a Letter of Credit may  provide  for automatic  extensions of its expiration date for one (1) or more  successive one (1) year periods  provided that the L/C Issuer has the right to terminate such Letter of Credit on each such annual  expiration  date and no renewal term may extend the term of the Letter of
Credit to a date that is later than the  thirtieth  (30th) day prior to the date set forth in clause (a) of the  definition of the term
Commitment  Termination  Date.  The L/C  Issuer  may elect not to renew any such  Letter of  Credit  and,  upon  direction  by Agent or
Requisite  Lenders,  shall not renew any such Letter of Credit at any time  during the  continuance  of an Event of  Default,  provided that, in the case of a direction by Agent or Requisite  Lenders,  the L/C Issuer receives such  directions  prior to the date notice of non-renewal is required to be given by the L/C Issuer and the L/C Issuer has had a reasonable period of time to act on such notice.

(v)      Obligations  Absolute.  The  obligation  of  Borrowers  to reimburse  the L/C Issuer,  Agent and Lenders for payments  made in respect  of  Letters  of  Credit  issued  by the L/C  Issuer  shall be  unconditional  and  irrevocable  and  shall be paid  under  all circumstances  strictly in  accordance  with the terms of this  Agreement,  including  the  following  circumstances:  (a) any  lack of validity or enforceability  of any Letter of Credit;  (b) any amendment or waiver of or any consent or departure from all or any of the provisions  of any Letter of Credit or any Loan  Document;  (c) the  existence  of any claim,  set-off,  defense or other  right  which
Borrowers,  any of their  Subsidiaries  or Affiliates or any other Person may at any time have against any beneficiary of any Letter of
Credit,  Agent, any L/C Issuer, any Lender or any other Person,  whether in connection with this Agreement,  any other Loan Document or any other  related or unrelated  agreements  or  transactions;  (d) any draft or other  document  presented  under any Letter of Credit proving to be forged,  fraudulent,  invalid or insufficient  in any respect or any statement  therein being untrue or inaccurate in any respect;  (e) payment under any Letter of Credit against  presentation of a draft or other document that does not substantially  comply with the terms of such Letter of Credit;  or (f) any  other act or omission to act or delay of any kind of any L/C Issuer,  Agent,  any
Lender  or  any  other  Person  or  any  other  event  or  circumstance   whatsoever  that  might,  but  for  the  provisions  of  this
Section 1.1(d)(v), constitute a legal or equitable discharge of Borrowers' obligations hereunder.

(vi)     Obligations  of L/C Issuers.  Each L/C Issuer (other than GE Capital)  hereby agrees that it will not issue a Letter of Credit hereunder  until it has provided  Agent with written notice  specifying the amount and intended  issuance date of such Letter of Credit and Agent has returned a written  acknowledgment  of such notice to L/C Issuer.  Each L/C Issuer (other than GE Capital) further agrees to provide to Agent:  (a) a copy of each Letter of Credit issued by such L/C Issuer  promptly  after its issuance;  (b) a weekly report summarizing  available  amounts  under  Letters of Credit  issued by such L/C  Issuer,  the dates and  amounts of any draws  under such
Letters of Credit,  the  effective  date of any  increase or decrease in the face amount of any Letters of Credit  during such week and the amount of any unreimbursed draws under such Letters of Credit; and (c) such additional  information  reasonably  requested by Agent from time to time with respect to the Letters of Credit issued by such L/C Issuer.  Without  limiting the  generality of the foregoing, it is expressly  understood  and agreed by Borrowers that the absolute and  unconditional  obligation of Borrowers to Agent and Lenders hereunder to reimburse  payments  made under a Letter of Credit will not be excused by the gross  negligence  or willful  misconduct of the L/C Issuer.  However,  the  foregoing  shall not be construed to excuse an L/C Issuer from  liability to Borrowers to the extent of any direct damages (as opposed to  consequential  damages,  with Borrowers hereby waiving all claims for any  consequential  damages to the extent permitted by applicable law) suffered by Borrowers that are subject to  indemnification  under the Master Standby  Agreement or the Master Documentary Agreement.

(e)      Funding  Authorization.  The proceeds of all Loans made  pursuant to this  Agreement  subsequent to the Closing Date are to be funded by Agent by wire transfer to the account designated by Borrower Representative below (the "Disbursement Account"):

                  Bank: Bank of America, N.A.
                  ABA No.: 081000032
                  Bank Address: 1900 Gulf Street, Lamar, Missouri
                  Account No.: 100101232217
                  Reference: O'Sullivan Industries, Inc.

Borrower  Representative  shall  provide  Agent with  written  notice of any change in the  foregoing  instructions  at least three (3)
Business Days before the desired effective date of such change.

1.2.     Interest and Applicable Margins.

(a)      Borrowers  shall pay interest to Agent,  for the ratable  benefit of Lenders in arrears on each  applicable  Interest  Payment
Date,  with respect to the  Revolving  Credit  Advances  which are  designated as Index Rate Loans (and for all other  Obligations  not otherwise set forth below),  the Index Rate plus the Applicable  Revolver  Index Margin per annum or, with respect to Revolving  Credit
Advances  which are  designated  as LIBOR  Loans,  at the  election  of Borrower  Representative,  the  applicable  LIBOR Rate plus the
Applicable Revolver LIBOR Margin per annum.

         The Applicable Margins are as follows:

          Applicable Revolver Index Margin                                  1.0%
          Applicable Revolver LIBOR Margin                                  2.5%

(b)      If any payment on any Loan becomes due and payable on a day other than a Business  Day, the maturity  thereof will be extended to the next  succeeding  Business  Day  (except as set forth in the  definition  of LIBOR  Period)  and,  with  respect to  payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

(c)      All  computations  of Fees  calculated  on a per annum  basis shall be made by Agent on the basis of a 360-day  year,  and all computations  of interest  shall be made by Agent on the basis of a 360-day year in the case of  Revolving  Credit  Advances  which are designated as LIBOR Loans and on the basis of a 365-day year in the case of Revolving  Credit  Advances  which are  designated as Index
Rate Loans,  in each case for the actual  number of days  occurring in the period for which such Fees and  interest  are  payable.  The
Index Rate is a floating rate  determined for each day. Each  determination  by Agent of an interest rate and Fees  hereunder  shall be final, binding and conclusive on Borrowers, absent manifest error.

(d)      So long as an Event of Default has occurred  and is  continuing  under  Section 6.1(a),  (f) or (g) and without  notice of any kind,  or so long as any other  Event of Default  has  occurred  and is  continuing  and at the  election of Agent (or upon the written request of Requisite Lenders) confirmed by written notice from Agent to Borrower  Representative,  the interest rates applicable to the
Loans and the Letter of Credit Fee shall be increased by two  percentage  points (2%) per annum above the rates of interest or the rate of such Fee otherwise  applicable  hereunder ("Default Rate"), and all outstanding  Obligations (other than contingent  obligations for indemnification)  shall bear  interest at the Default Rate  applicable to such  Obligations.  Interest and Letter of Credit Fees at the
Default Rate shall  accrue from the initial  date of such Event of Default  until that Event of Default is cured or waived and shall be payable  upon  demand,  but in any event,  shall be payable on the next  regularly  scheduled  payment  date set forth  herein for such
Obligation.

(e)      Borrower  Representative  shall have the option to  (i) request  that any  Revolving  Credit  Advance be made as a LIBOR Loan,
(ii) convert at any time all or any part of outstanding Loans from Index Rate Loans to LIBOR Loans,  (iii) convert any LIBOR Loan to an
Index Rate Loan,  subject to payment of the LIBOR Breakage Fee in accordance  with  Section 1.3(e)  if such conversion is made prior to the  expiration  of the LIBOR  Period  applicable  thereto,  or  (iv) continue  all or any portion of any Loan as a LIBOR Loan upon the expiration of the  applicable  LIBOR Period and the  succeeding  LIBOR Period of that  continued  Loan shall  commence on the first day after the last day of the LIBOR Period of the Loan to be continued.  Any Loan or group of Loans having the same  proposed  LIBOR Period to be made or  continued  as, or converted  into,  a LIBOR Loan must be in a minimum  amount of  $1,000,000  and integral  multiples of
100,000  in excess of such  amount.  Any such  election  must be made by 1:00 p.m.  (New York  time) on the 3rd  Business  Day prior to
(1) the date of any proposed  Revolving  Credit  Advance which is to bear interest at the LIBOR Rate,  (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower  Representative  wishes to convert any Index
Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower  Representative  in such election.  If no election is received with respect to an  existing  LIBOR Loan by 1:00 p.m.  (New York time) on the 3rd  Business  Day prior to the end of the LIBOR  Period  with respect  thereto,  that LIBOR Loan shall be converted  to an Index Rate Loan at the end of its LIBOR  Period.  Borrower  Representative
must make such election by notice to Agent in writing,  by fax or overnight  courier.  In the case of any  conversion or  continuation, such election must be made  pursuant to a written  notice (a "Notice of  Conversion/Continuation")  in the form of  Exhibit 1.2(e).  No
Loan shall be made,  converted  into or continued as a LIBOR Loan, if an Event of Default has occurred and is  continuing  and Agent or
Requisite  Lenders  have  determined  not to make or continue any Loan as a LIBOR Loan as a result  thereof.  No Loan may be made as or converted into a LIBOR Loan until two (2) Business Days after the Closing Date.

(f)      Notwithstanding  anything to the contrary set forth in this Section 1.2,  if a court of competent jurisdiction determines in a final order that any rate of interest  payable  hereunder  exceeds the highest rate of interest  permissible  under law (the  "Maximum
Lawful Rate"),  then so long as the Maximum Lawful Rate would be so exceeded,  such rate of interest  payable  hereunder shall be equal to the Maximum Lawful Rate;  provided,  however,  that if at any time thereafter such rate of interest  payable  hereunder is less than the Maximum Lawful Rate,  Borrowers  shall  continue to pay interest  hereunder at the Maximum Lawful Rate until such time as the total interest  received by Agent, on behalf of Lenders,  is equal to the total interest that would have been received had such interest rate payable  hereunder  been (but for the  operation  of this  paragraph)  the interest  rate  payable  since the Closing Date as otherwise provided in this  Agreement.  Thereafter,  such interest  hereunder shall be paid at the rate(s) of interest and in the manner provided in  Sections 1.2(a) through (e),  unless and until such rate of interest  again exceeds the Maximum  Lawful Rate, and at that time this paragraph  shall again apply.  In no event shall the total  interest  received by any Lender  pursuant to the terms  hereof  exceed the amount that such Lender could  lawfully have received had the interest due hereunder  been  calculated  for the full term hereof at the
Maximum  Lawful Rate.  If the Maximum  Lawful Rate is calculated  pursuant to this  paragraph,  such interest  shall be calculated at a daily  rate  equal to the  Maximum  Lawful  Rate  divided by the  number of days in the year in which  such  calculation  is made.  If, notwithstanding the provisions of this  Section 1.2(f),  a court of competent  jurisdiction shall determine by a final,  non-appealable order that a Lender has received  interest  hereunder in excess of the Maximum  Lawful Rate,  Agent shall,  to the extent  permitted by applicable law,  promptly apply such excess as specified in  Section 1.5(e)  and thereafter  shall refund any excess to Borrowers or as such court of competent jurisdiction may otherwise order.

1.3.     Fees.

(a)      Fee Letter.  Borrowers  shall pay to GE Capital,  individually,  the Fees  specified  in that  certain fee letter  dated as of
September 24, 2003 among Borrowers and GE Capital (the "GE Capital Fee Letter"), at the times specified for payment therein.

(b)      Unused Line Fee. As additional  compensation for the Revolving Lenders,  Borrowers shall pay to Agent,  jointly and severally, for the ratable benefit of such Lenders, in arrears,  on the first Business Day of each month prior to the Commitment  Termination Date and on the Commitment  Termination Date, a fee for Borrowers'  non-use of available funds in an amount equal to one half of one percent
0.50% per annum  (calculated  on the basis of a 360-day year for actual days elapsed)  multiplied  by the  difference  between  (x) the
Maximum  Amount (as it may be reduced  from time to time) and  (y) the  average  for the period of the daily  closing  balances  of the
Revolving Loan (including, without duplication, Letter of Credit Obligations) outstanding during the period for which such Fee is due.

(c)      Omitted.

(d)      Letter of Credit Fee.  Borrowers  agree,  jointly and  severally,  to pay to Agent for the benefit of  Revolving  Lenders,  as compensation to such Revolving  Lenders for Letter of Credit  Obligations  incurred  hereunder,  (i) all costs and expenses incurred by
Agent or any Lender on  account of such  Letter of Credit  Obligations,  and  (ii) for  each  month  during  which any Letter of Credit
Obligation  shall remain  outstanding,  a fee (the "Letter of Credit Fee") in an amount equal to two and one half of one percent (2.5%)
multiplied by the maximum  amount  available  from time to time to be drawn under the  applicable  Letter of Credit.  Such fee shall be paid to Agent for the  benefit of the  Revolving  Lenders in arrears,  on the first  Business  Day of each month and on the  Commitment
Termination  Date. In addition,  Borrowers shall pay to each L/C Issuer, on demand,  such fees (including all per annum fees),  charges and expenses of such L/C Issuer in respect of the issuance,  negotiation,  acceptance,  amendment,  transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

(e)      LIBOR Breakage Fee. Upon (i) any  default by any Borrower in making any borrowing of,  conversion  into or continuation of any
LIBOR Loan following  Borrower  Representative's  delivery to Agent of any LIBOR Loan request in respect thereof or (ii) any payment of a LIBOR Loan on any day that is not the last day of the LIBOR Period  applicable  thereto  (regardless of the source of such prepayment and whether  voluntary,  by acceleration or otherwise),  Borrowers shall pay Agent,  for the benefit of all Lenders that funded or were prepared to fund any such LIBOR Loan, the LIBOR Breakage Fee.

(f)      Omitted.

(g)      Expenses and Attorneys' Fees.  Borrowers agree to promptly pay all fees,  charges,  costs and expenses  (including  reasonable attorneys'  fees and  expenses  and the  allocated  cost of internal  legal  staff)  incurred by Agent in  connection  with any matters contemplated  by or arising out of the Loan  Documents,  in connection  with the  examination,  review,  due  diligence  investigation, documentation,  negotiation,  closing and  syndication of the  transactions  contemplated  herein and in connection  with the continued
administration  of the Loan Documents  including any  amendments,  modifications,  consents and waivers.  Borrowers  agree to reimburse
Agent for all due and  payable  out of pocket  costs  (including  reasonable  fees and  expenses)  as  incurred by Agent to third party appraisers  and  auditors,  and a fee of $750 per audit day per  in-house  auditor,  plus out of pocket  expenses  incurred by any such appraisers and auditors;  provided,  that in no event shall Borrowers be liable for any costs of any appraisal or audit performed after the Closing Date to the extent that any such  appraisal or audit is not required by  Section 4.9(e)(iii).  Borrowers  agree to promptly pay reasonable  documentation  charges assessed by Agent for amendments,  waivers,  consents and any of the  documentation  prepared by
Agent's internal legal staff.  Borrowers agree to promptly pay all fees, charges,  costs and expenses  (including fees, charges,  costs and expenses of attorneys,  auditors  (whether  internal or external),  appraisers,  consultants and advisors and the allocated cost of internal  legal staff)  incurred by Agent in connection  with any Event of Default,  work-out or action to enforce any Loan Document or to collect any  payments due from  Borrowers or any other Credit  Party.  In  addition,  in  connection  with any work-out or action to enforce any Loan  Document or to collect any payments due from  Borrowers or any other Credit  Party,  Borrowers  agree to promptly pay all fees,  charges,  costs and  expenses  incurred by Lenders for one (1) counsel  acting for all Lenders  other than Agent.  All fees, charges,  costs and expenses for which Borrowers are responsible under this  Section 1.3(g)  shall be joint and several obligations and shall be deemed part of the  Obligations  when  incurred,  payable upon demand or in accordance  with the final sentence of Section 1.4 and secured by the Collateral.

1.4.     Payments.  All payments by Borrowers of the  Obligations  shall be without  deduction,  defense,  setoff or  counterclaim  and shall be made in same day funds and delivered to Agent,  for the benefit of Agent and Lenders,  as applicable,  by wire transfer to the following account or such other place as Agent may from time to time designate in writing.

                  ABA No. 021-001-033
                  Account Number 502-328-54
                  Bankers Trust Company
                  New York, New York
                  ACCOUNT NAME: GECC/CAF DEPOSITORY
                  Reference:  GE Capital re O'Sullivan Industries, Inc. - CFN 5264

Borrowers  shall  receive  credit on the day of receipt  for funds  received by Agent by 2:00 p.m.  (New York time).  In the absence of timely  receipt,  such funds shall be deemed to have been paid on the next  Business  Day.  Whenever  any payment to be made  hereunder shall be stated to be due on a day that is not a Business  Day,  the payment may be made on the next  succeeding  Business Day and such extension of time shall be included in the computation of the amount of interest and Fees due hereunder.

         Borrowers  hereby authorize  Lenders to make Revolving Credit Advances on the basis of their Pro Rata Shares,  for the payment of interest,  Fees and expenses,  Letter of Credit  reimbursement  obligations and any amounts required to be deposited with respect to outstanding Letter of Credit Obligations pursuant to  Sections 1.5(g) or 6.3,  provided,  that Agent shall give Borrower Representative at least five (5) days notice prior to making a Revolving Credit Advance for the payment of any such expenses.

1.5.     Prepayments.

(a)      Voluntary  Prepayments  of Loans.  At any time,  Borrowers  may  prepay  the Loans,  in whole or in part,  without  premium or penalty  subject to the payment of LIBOR  Breakage  Fees,  if  applicable.  Borrowers  may at any time on at least ten (10) days' prior written notice by Borrower  Representative to Agent permanently reduce or terminate the Revolving Loan Commitments;  provided, that any such reductions shall be in a minimum amount of $5,000,000 and integral multiples of $250,000 in excess of such amount.

(b)      Overadvances.  If at any time the  outstanding  Revolving  Loans exceed the Borrowing Base or the  outstanding  balance of the
Revolving Loan of any Borrower  exceeds that Borrower's  separate  Borrowing Base (any such excess  Revolving Loans are herein referred to collectively as "Overadvances"),  Lenders shall not be obligated to make Revolving Credit Advances,  no additional Letters of Credit shall be issued and Revolving Loans must be repaid  immediately and Letters of Credit cash  collateralized  in an amount  sufficient to eliminate any Overadvances.  All Overadvances shall constitute Index Rate Loans and shall bear interest at the Default Rate.

(c)      Prepayments  from Asset  Dispositions.  Immediately  upon  receipt of any Net  Proceeds in excess of $500,000  (in the case of assets  not  constituting  Trustee  First  Lien  Collateral)  or  $1,000,000  (in the case of assets  constituting  Trustee  First Lien
Collateral) for any single  transaction or series of related  transactions  during any Fiscal Year the Borrowers that received such Net
Proceeds shall repay the Revolving  Credit  Advances  (without  reduction of the Revolving  Loan  Commitment) by an amount equal to the amount of such excess Net  Proceeds;  provided,  however,  that  notwithstanding  the  foregoing,  (i) so long as any Senior  Notes are outstanding,  to the extent that such Net Proceeds  represent  proceeds of Trustee First Lien  Collateral,  no prepayment from such Net
Proceeds  will be required  hereunder  to the extent OSI is required to and has made an offer to prepay the Senior  Notes with such Net
Proceeds,  in which case (x) in the event any such offer is accepted,  no prepayment shall be required  hereunder until each prepayment of Senior  Notes  pursuant to an  accepted  offer has been made and (y) the amount of such Net  Proceeds  required to be used to prepay
Revolving  Credit  Advances  shall be reduced  by the  amount of such Net  Proceeds  that was  applied  to prepay  the Senior  Notes or otherwise used in compliance  with the Senior Notes  Indenture  prior to making the offer to prepay the Senior Notes  described  above,
(ii) no such  repayment  shall be required in respect of Net  Proceeds of sales of Equipment  made in the  ordinary  course of business and (iii)  prepayments  from Net Proceeds of insurance shall be required only to the extent required by Section 2.2. Upon  consummating any Asset  Disposition,  the Borrower  Representative  shall deliver to Agent a Borrower's  Certificate  identifying  the aggregate Net
Proceeds received or to be received for such Asset  Disposition and the amount of such Net Proceeds  attributable to Trustee First Lien
Collateral and the amount of such Net Proceeds  attributable  to Collateral  other than Trustee First Lien  Collateral.  All amounts of deferred cash to be received in connection with such Asset  Disposition  shall be allocated to the Trustee First Lien Collateral and to
Collateral not constituting  Trustee First Lien Collateral in the same proportion as the allocation of the total Net Proceeds  received or to be received for such Asset  Disposition as set forth on such  certificate.  Borrowers or their  Subsidiaries may reinvest all Net
Proceeds of such Asset Disposition,  within one hundred and eighty (180) days, in productive  replacement assets of a kind then used or usable in the business of  Borrowers.  If  Borrowers  do not intend to so reinvest  such Net Proceeds or if the period set forth in the immediately  preceding  sentence expires without  Borrowers having  reinvested such Net Proceeds,  Borrowers shall prepay the Revolving
Credit Advances  (without  reduction of the Revolving Loan  Commitment) in an amount equal to such remaining Net Proceeds of such Asset
Disposition to the extent otherwise required by this Section 1.5(c).  The payments shall be applied in accordance with Section 1.5(e).

(d)      Omitted.

(e)      Application    of    Proceeds.    With    respect    to   any    prepayments    made    by   any    Borrower    pursuant    to
Sections 1.5(a), 1.5(b) and 1.5(c),  such prepayments shall be applied as follows:  first, to the Revolving Credit Advances outstanding to that  Borrower  until the same has been  repaid in full but not as a permanent  reduction  of the  Revolving  Loan  Commitment;  and second,  to the principal  balance of the Revolving  Credit  Advances made to each other  Borrower,  pro rata,  until the same has been repaid in full but not as a permanent  reduction of the Revolving Loan Commitment  unless otherwise  elected by such Borrower  pursuant to  Section 1.5(a).  Considering each type of Loan being prepaid  separately,  any such prepayment shall be applied first to Index Rate
Loans of the type  required  to be prepaid  before  application  to LIBOR Loans of the type  required to be prepaid,  in each case in a manner which minimizes any resulting LIBOR Breakage Fee.

(f)      Omitted.

(g)      Letter of Credit  Obligations.  In the  event any  Letters  of Credit  are  outstanding  at the time that the  Revolving  Loan
Commitment  is  terminated,  Borrowers  shall  (1) either  (x) deposit with Agent for the benefit of all  Revolving  Lenders cash in an amount equal to 105% of the  aggregate  outstanding  Letter of Credit  Obligations  to be  available to Agent to reimburse  payments of drafts drawn under such Letters of Credit and pay any Fees and expenses  related  thereto or (y) provide to Agent for each  outstanding
Letter of Credit either (A) a stand-by  letter of credit,  in favor of Agent and in form and substance and issued by a bank  acceptable to Agent, for 105% of the undrawn amount of such  outstanding  Letter of Credit or (B) a replacement  letter of credit  satisfactory to the beneficiary  thereof as a replacement  for such  outstanding  Letter of Credit (and sufficient for such  beneficiary to return such outstanding Letter of Credit) and (2) prepay the fee payable under  Section 1.3(d)  with respect to such Letters of Credit for the full remaining  terms of such Letters of Credit.  Upon  termination  of any such Letter of Credit the  unearned  portion of such prepaid fee attributable to such Letter of Credit shall be refunded to Borrowers.

1.6.     Maturity.  All of the  Obligations  shall become due and payable as otherwise  set forth  herein,  but in any event all of the remaining  Obligations  shall become due and payable upon  termination of this Agreement.  Until all  Obligations  have been fully paid and satisfied (other than contingent  indemnification  obligations to the extent no unsatisfied claim has been asserted), the Revolving
Loan Commitment has been terminated and all Letters of Credit have been terminated or otherwise  secured to the  satisfaction of Agent,
Agent shall be entitled to retain the security  interests in the Collateral  granted under the Collateral  Documents and the ability to exercise all rights and remedies  available to them under the Loan Documents and applicable laws.  Notwithstanding  anything  contained in this Agreement to the contrary,  upon any  termination of the Revolving  Loan  Commitment,  including by virtue of the occurrence of the Commitment Termination Date, all of the Obligations shall be immediately due and payable.

1.7.     Eligible  Accounts.  All of the Accounts owned by each Borrower and reflected in the most recent  Borrowing  Base  Certificate delivered by such  Borrower to Agent shall be "Eligible  Accounts" for purposes of this  Agreement,  except any Account to which any of the  exclusionary  criteria set forth below  applies.  Agent shall have the right to establish,  modify or eliminate  Reserves  against
Eligible  Accounts from time to time in its reasonable  credit  judgment.  In addition,  Agent reserves the right, at any time and from time to time after the Closing  Date, to adjust any of the criteria set forth below,  to establish  new criteria and to adjust  advance rates with  respect to Eligible  Accounts,  in its  reasonable  credit  judgment,  subject to the approval of  Supermajority  Revolving
Lenders in the case of  adjustments,  new criteria or changes in advance  rates which have the effect of making more credit  available.
Eligible Accounts shall not include any Account of any Borrower:

(a)      that does not arise from the sale of goods or the  performance  of services by such  Borrower  in the  ordinary  course of its business;

(b)      (i) upon  which such  Borrower's  right to receive  payment is not  absolute  or is  contingent  upon the  fulfillment  of any condition  whatsoever  or (ii) as to which such  Borrower  is not able to bring suit or  otherwise  enforce  its  remedies  against the
Account Debtor through  judicial  process,  or (iii) if the Account  represents a progress  billing  consisting of an invoice for goods sold or used or services  rendered  pursuant to a contract under which the Account  Debtor's  obligation to pay that invoice is subject to such Borrower's completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

(c)      to the extent that any defense,  counterclaim,  setoff or dispute (including any open deduction, debit memo or charge-back) is asserted as to such Account;

(d)      that is not a true and correct  statement  of bona fide  indebtedness  incurred  in the amount of the Account for  merchandise sold to or services rendered and accepted by the applicable Account Debtor;

(e)      with respect to which an invoice,  reasonably  acceptable to Agent in form and substance,  has not been sent to the applicable
Account Debtor;

(f)      that (i) is not owned by such  Borrower or (ii) is subject to any right,  claim,  security  interest or other  interest of any other Person, other than Liens in favor of Agent, on behalf of itself and Lenders;

(g)      that arises from a sale to any director,  officer,  other employee or Affiliate of any Credit Party, or to any entity that has any common officer or director with any Credit Party;

(h)      that is the obligation of an Account Debtor that is the United States government or a political  subdivision  thereof,  or any state,  county or municipality or department,  agency or  instrumentality  thereof unless Agent, in its sole discretion,  has agreed to the contrary in writing and such Borrower,  if necessary or desirable,  has complied with respect to such  obligation  with the Federal
Assignment of Claims Act of 1940, or any applicable state,  county or municipal law restricting the assignment  thereof with respect to such obligation;

(i)      that is the obligation of an Account Debtor located in a foreign  country other than Canada unless payment  thereof is assured by a letter of credit  assigned with the consent of the issuer and  delivered to Agent,  satisfactory  to Agent as to form,  amount and issuer;

(j)      to the extent  such  Borrower  or any  Subsidiary  thereof is liable for goods sold or  services  rendered  by the  applicable
Account Debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

(k)      that arises with respect to goods that are  delivered on a  bill-and-hold,  cash-on-delivery  basis or placed on  consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

(l)      that is in default;  provided,  that, without limiting the generality of the foregoing,  an Account shall be deemed in default upon the occurrence of any of the following:

(i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;

(ii)     the Account Debtor obligated upon such Account suspends  business,  makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

(iii)    a petition is filed by or against  any Account  Debtor  obligated  upon such  Account  under any  bankruptcy  law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

(m)      that is the  obligation of an Account  Debtor if 50% or more of the Dollar amount of all Accounts owing by that Account Debtor are ineligible under any of the other criteria set forth in paragraph (l) of this Section 1.7;

(n)      as to which Agent's Lien thereon, on behalf of itself and Lenders, is not a first priority perfected Lien;

(o)      as to which any of the representations or warranties in the Loan Documents are untrue;

(p)      to the extent such Account is evidenced by a judgment, Instrument or Chattel  Paper;

(q)      to the extent such Account exceeds any credit limit established by Agent, in its reasonable credit judgment;

(r)      to the extent that such Account,  together with all other  Accounts  owing to such Account Debtor and its Affiliates as of any date of  determination  exceed (i) if the corporate  debt rating of such Account  Debtor is less than B2 by Moody's or B by S
&P, 15% of
all  Eligible  Accounts or (ii) if the  corporate  debt rating of such  Account  Debtor is B2 or greater by Moody's and B or greater by
S&P, 25% of all Eligible Accounts;

(s)      that is payable in any currency other than Dollars; or

(t)      that is otherwise unacceptable to Agent in its reasonable credit judgment.

1.8.     Eligible  Inventory.  All of the Inventory owned by each Borrower and reflected in the most recent  Borrowing Base Certificate delivered by such Borrower to Agent shall be "Eligible  Inventory"  for purposes of this  Agreement,  except any Inventory to which any of the exclusionary  criteria set forth below applies.  Agent shall have the right to establish,  modify, or eliminate Reserves against
Eligible  Inventory from time to time in its reasonable  credit judgment.  In addition,  Agent reserves the right, at any time and from time to time after the Closing  Date, to adjust any of the criteria set forth below,  to establish  new criteria and to adjust  advance rates with  respect to Eligible  Inventory in its  reasonable  credit  judgment,  subject to the  approval of  Supermajority  Revolving
Lenders in the case of  adjustments,  new criteria or changes in advance  rates which have the effect of making more credit  available.
Eligible Inventory shall not include any Inventory of any Borrower that:

(a)      is not owned by such  Borrower  free and  clear of all  Liens and  rights  of any  other  Person  (including  the  rights of a purchaser  that has made  progress  payments  and the rights of a surety that has issued a bond to assure such  Borrower's  performance with respect to that Inventory), except the Liens in favor of Agent, on behalf of itself and Lenders;

(b)      (i) is not located on premises  owned,  leased or rented by such Borrower and set forth in Disclosure  Schedule 5.12,  (ii) is stored at a leased  location,  unless  Agent has given its prior  consent  thereto and unless (x) a  reasonably  satisfactory  landlord waiver has been delivered to Agent, or (y) Reserves  satisfactory to Agent have been established with respect thereto,  (iii) is stored with a bailee or  warehouseman  unless a reasonably  satisfactory,  acknowledged  bailee letter has been received by Agent and Reserves reasonably  satisfactory  to Agent have been  established  with  respect  thereto,  (iv) is located at an owned  location  subject to a mortgage in favor of a lender  other than Agent or the Senior Notes  Trustee,  unless a reasonably  satisfactory  mortgagee  waiver has been  delivered to Agent,  or (v) is located at any site if the  aggregate  book value of  Inventory at any such  location is less than
$100,000;

(c)      is placed on consignment or is in transit;

(d)      is  covered  by a  negotiable  document  of title,  unless  such  document  has been  delivered  to Agent  with all  necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders;

(e)      is excess, obsolete, unsaleable, clearance, shopworn, seconds, damaged or unfit for sale;

(f)      consists of display items or packing or shipping materials, manufacturing supplies or replacement parts;

(g)      omitted;

(h)      is not of a type held for sale in the ordinary course of such Borrower's business;

(i)      is not subject to a first priority lien in favor of Agent on behalf of itself and Lenders subject to Permitted Encumbrances;

(j)      breaches any of the representations or warranties pertaining to Inventory set forth in the Loan Documents;

(k)      consists of any costs associated with "freight-in" charges;

(l)      consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

(m)      whose standard cost is less than $2.00 or consisting of an item of which there are less than 200 such items;

(n)      is not covered by casualty insurance reasonably acceptable to Agent; or

(o)      is otherwise unacceptable to Agent in its reasonable credit judgment.

1.9.     Loan Accounts.  Agent shall maintain a loan account (the "Loan  Account") on its books to record:  all Advances,  all payments made by  Borrowers,  and all  other  debits  and  credits  as  provided  in this  Agreement  with  respect  to the  Loans or any  other
Obligations.  All entries in the Loan Account  shall be made in accordance  with Agent's  customary  accounting  practices as in effect from time to time.  The balance in the Loan Account,  as recorded on Agent's most recent  printout or other written  statement,  shall, absent  manifest  error,  be  presumptive  evidence of the amounts due and owing to Agent and Lenders by  Borrowers;  provided that any failure to so record or any error in so  recording  shall not limit or otherwise  affect any  Borrower's  duty to pay the  Obligations.
Agent shall  render to Borrower  Representative  a monthly  accounting  of  transactions  with respect to the Loans  setting  forth the balance of the Loan Account as to each Borrower for the immediately  preceding  month.  Unless Borrower  Representative  notifies Agent in writing of any objection to any such  accounting  (specifically  describing the basis for such  objection),  within thirty (30) days after the date thereof,  each and every such  accounting  shall,  absent  manifest  error,  be deemed final,  binding and conclusive on
Borrowers in all respects as to all matters reflected  therein.  Only those items expressly  objected to in such notice shall be deemed to be disputed by Borrowers.  Notwithstanding  any provision  herein  contained to the contrary,  any Lender may elect (which  election may be  revoked) to dispense  with the  issuance of Notes to that Lender and may rely on the Loan  Account as evidence of the amount of
Obligations from time to time owing to it.

1.10.    Yield Protection; Illegality.

(a)      Capital  Adequacy and Other  Adjustments.  In the event that any Lender shall have  determined in good faith that the adoption after the date hereof of any law, treaty,  governmental (or quasi-governmental) rule, regulation,  guideline or order regarding capital adequacy,  reserve  requirements or similar  requirements or compliance by any Lender or any corporation  controlling  such Lender with any request or directive regarding capital adequacy,  reserve requirements or similar requirements  (whether or not having the force of law and whether or not failure to comply  therewith  would be  unlawful)  from any central bank or  governmental  agency or body having jurisdiction  does or shall have the effect of increasing  the amount of capital,  reserves or other funds required to be maintained by such Lender or any corporation  controlling such Lender and thereby reducing the rate of return on such Lender's or such  corporation's capital as a consequence of its  obligations  hereunder,  then Borrowers  shall from time to time within fifteen (15) days after notice and demand from such Lender  (together  with the  certificate  referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender,  additional  amounts  sufficient to compensate such Lender for such reduction.  A certificate as to the amount of such cost and showing the basis of the  computation  of such cost  submitted  by such Lender to Borrower  Representative  and
Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

(b)      Increased LIBOR Funding Costs;  Illegality.  Notwithstanding  anything to the contrary  contained  herein, if the introduction of or any change in any law,  rule,  regulation,  treaty or  directive  (or any  change in the  interpretation  thereof)  shall make it unlawful, or any central bank or other Governmental  Authority shall assert that it is unlawful,  for any Lender to agree to make or to make or to  continue  to fund or  maintain  any LIBOR  Loan,  then,  unless  that  Lender is able to make or to  continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without,  in that Lender's good faith opinion,  adversely affecting it or its Loans or the income  obtained  therefrom,  on notice  thereof and demand  therefor by such Lender to Borrower  Representative through  Agent,  (i) the  obligation  of such Lender to agree to make or to make or to  continue to fund or maintain  LIBOR Loans shall terminate and (ii) each  Borrower shall  forthwith  prepay in full all  outstanding  LIBOR Loans owing by such Borrower to such Lender, together with interest  accrued  thereon,  unless  Borrower  Representative  on behalf of such Borrower,  within five (5) Business Days after the  delivery  of such  notice and  demand,  converts  all LIBOR Loans into Index Rate  Loans.  If,  after the date  hereof,  the introduction  of, change in or  interpretation  of any law,  rule,  regulation,  treaty or directive  would impose or increase  reserve requirements  (other than as taken into account in the  definition of LIBOR) or otherwise  increase the cost to any Lender of making or maintaining  a LIBOR Loan,  then  Borrowers  shall from time to time  within  fifteen  (15) days after  notice and demand from Agent to
Borrower  Representative  (together with the  certificate  referred to in the next sentence) pay to Agent,  for the account of all such affected  Lenders,  additional  amounts  sufficient to compensate  such Lenders for such increased cost. A certificate as to the amount of such cost and  showing  the basis of the  computation  of such cost  submitted  by Agent on behalf of all such  affected  Lenders to
Borrower Representative shall, absent manifest error, be final, conclusive and binding for all purposes.

(c)      Notwithstanding  the provisions of  Section 1.10(a),  if any Lender fails to notify  Borrower  Representative  of any event or circumstance  which will  entitle  such Lender to  compensation  pursuant to  Section 1.10(a) within  one hundred and eighty (180) days after such Lender  becomes aware of such event or  occurrence,  then such Lender shall not be entitled to  compensation  from Borrowers for any amount  arising  prior to the date which is one  hundred  and eighty  (180)  days  before the date of such  notice to  Borrower
Representative;  provided,  that if the  circumstances  giving rise to such claim have  retroactive  effect,  then such one hundred and eighty (180) day period shall be extended to include the period of retroactive effect.

1.11.    Taxes.

(a)      No Deductions.  Any and all payments or  reimbursements  made  hereunder  (including any payments made pursuant to Section 10)
or under the Notes shall be made free and clear of and without deduction for any and all Charges,  taxes, levies,  imposts,  deductions or withholdings,  and all liabilities with respect thereto of any nature  whatsoever  imposed by any taxing  authority,  excluding such taxes to the extent  imposed on Agent's or a Lender's net income by the  jurisdiction  in which Agent or such Lender is  organized.  If any  Borrower  shall be required by law to deduct any such  amounts  from or in respect of any sum payable  hereunder  to any Lender or
Agent,  then the sum payable  hereunder  shall be increased as may be necessary  so that,  after making all required  deductions,  such
Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

(b)      Changes in Tax Laws.  In the event that,  subsequent  to the Closing Date,  (1) any  changes in any existing law,  regulation, treaty or directive or in the interpretation or application thereof,  (2) any new law,  regulation,  treaty or directive enacted or any interpretation or application  thereof,  or (3) compliance by Agent or any Lender with any request or directive  (whether or not having the force of law) from any Governmental Authority:

(i)      does or shall subject Agent or any Lender to any tax of any kind  whatsoever  with respect to this  Agreement,  the other Loan
Documents  or any Loans made or Letters of Credit  issued  hereunder,  or change the basis of  taxation  of  payments  to Agent or such
Lender of principal,  fees,  interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes,  imposed generally by federal,  state or local taxing authorities with respect to interest or commitment Fees or other Fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

(ii)     does or shall  impose on Agent or any Lender  any other  condition  or  increased  cost in  connection  with the  transactions contemplated hereby or participations herein;

and the result of any of the  foregoing  is to increase  the cost to Agent or any such Lender of issuing any Letter of Credit or making or continuing any Loan hereunder,  as the case may be, or to reduce any amount receivable hereunder,  then, in any such case, Borrowers shall promptly pay to Agent or such Lender,  upon its demand,  any additional  amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount  receivable,  as determined by Agent or such Lender with respect to this
Agreement or the other Loan  Documents.  If Agent or such Lender  becomes  entitled to claim any  additional  amounts  pursuant to this
Section 1.11(b),  it shall promptly notify Borrower  Representative  of the event by reason of which Agent or such Lender has become so entitled.  A certificate as to any additional  amounts payable pursuant to the foregoing  sentence submitted by Agent or such Lender to
Borrower Representative (with a copy to Agent) shall, absent manifest error, be final, conclusive and binding for all purposes.

(c)      Foreign  Lenders.  Each Lender  organized  under the laws of a  jurisdiction  outside the United  States (a "Foreign  Lender")
shall  provide  to  Borrower  Representative  and Agent a properly  completed  and  executed  IRS Form  W-8BEN or Form  W-8ECI or other applicable  form,  certificate  or  document  prescribed  by the  IRS of the  United  States  certifying  as to such  Foreign  Lender's entitlement  to such  exemption  with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a
"Certificate  of Exemption").  Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable  written request of  Borrower  Representative  or Agent from time to time  thereafter,  each  Foreign  Lender that  becomes a Lender  under this
Agreement  shall  provide a  Certificate  of  Exemption to Borrower  Representative  and Agent.  If a Foreign  Lender is entitled to an exemption  with  respect to payments to be made to such Foreign  Lender  under this  Agreement  and does not provide a  Certificate  of
Exemption to Borrower  Representative and Agent within the time periods set forth in the preceding  sentence,  Borrowers shall withhold taxes  from  payments  to such  Foreign  Lender at the  applicable  statutory  rates and  Borrowers  shall not be  required  to pay any additional  amounts as a result of such  withholding,  provided  that all such  withholding  shall cease upon  delivery by such Foreign
Lender of a Certificate of Exemption to Borrower Representative and Agent.

1.12.    Omitted.

1.13.    Borrower  Representative.  Each Borrower  hereby  designates OSI (the "Borrower  Representative")  as its  representative  and agent on its behalf for the purposes of issuing  Notices of Revolving  Credit Advances and Notices of  Conversion/Continuation,  giving instructions  with respect to the disbursement of the proceeds of the Loans,  selecting  interest rate options,  requesting  Letters of
Credit,  giving and receiving all other  notices and consents  hereunder or under any of the other Loan  Documents and taking all other actions  (including  in respect of  compliance  with  covenants)  on behalf of any  Borrower  or  Borrowers  under the Loan  Documents.
Borrower  Representative hereby accepts such appointment.  Agent and each Lender may regard any notice or other communication  pursuant to any Loan  Document  from  Borrower  Representative  as a notice  or  communication  from all  Borrowers.  Each  warranty,  covenant, agreement  and  undertaking  made on its behalf by Borrower  Representative  shall be deemed for all purposes to have been made by such
Borrower and shall be binding upon and  enforceable  against such  Borrower to the same extent as it if the same had been made directly by such Borrower.

SECTION 2.

                                                         AFFIRMATIVE COVENANTS

         Each Credit Party  executing  this  Agreement  jointly and severally  agrees as to all Credit  Parties that from and after the date hereof and until the Termination Date:

2.1.     Compliance  With Laws and  Contractual  Obligations.  Each  Credit  Party  will  (a) comply  with and shall  cause each of its
Subsidiaries to comply with (i) the  requirements of all applicable laws, rules,  regulations and orders of any Governmental  Authority
(including,  without  limitation,  laws,  rules,  regulations  and orders  relating  to taxes,  employer  and  employee  contributions, securities,  employee  retirement and welfare  benefits,  environmental  protection  matters and employee  health and safety) as now in effect and which may be imposed in the future in all  jurisdictions  in which any Credit Party or any of its  Subsidiaries is now doing business or may  hereafter  be doing  business  and  (ii) the  obligations,  covenants  and  conditions  contained  in all  Contractual
Obligations of such Credit Party or any of its Subsidiaries  other than those laws, rules,  regulations,  orders and provisions of such
Contractual  Obligations  the  noncompliance  with which  could not be  reasonably  expected  to have,  either  individually  or in the aggregate,  a Material  Adverse Effect,  and  (b) maintain or obtain and shall cause each of its Subsidiaries to maintain or obtain all licenses,  qualifications  and permits now held or hereafter  required to be held by such Credit Party or any of its Subsidiaries,  for which the loss,  suspension,  revocation or failure to obtain or renew, could reasonably be expected to have, either individually or in the aggregate,  a Material  Adverse Effect.  This Section 2.1  shall not preclude any Credit Party or its Subsidiaries  from contesting any taxes or other payments,  if they are being diligently  contested in good faith in a manner which stays enforcement  thereof and if appropriate expense provisions have been recorded in conformity with GAAP, subject to Section 3.2.

2.2.     Insurance; Damage to or Destruction of Collateral.

(a)      The Credit Parties shall, at their sole cost and expense,  maintain the policies of insurance  described on  Schedule 5.18  as in effect on the date hereof or  otherwise in form and amounts and with  insurers  reasonably  acceptable  to Agent.  Such  policies of insurance (or the loss payable and additional insured  endorsements  delivered to Agent) shall contain provisions pursuant to which the insurer  agrees to provide 30 days prior  written  notice to Agent in the event of any  non-renewal,  cancellation  or amendment of any such  insurance  policy.  If any Credit  Party at any time or times  hereafter  shall fail to obtain or maintain any of the policies of insurance  required above or to pay all premiums relating  thereto,  Agent may at any time or times thereafter obtain and maintain such policies of insurance  and pay such  premiums and take any other action with respect  thereto that Agent deems  advisable.  Agent shall have no obligation to obtain  insurance  for any Credit Party or pay any premiums  therefor.  By doing so, Agent shall not be deemed to have waived any Default or Event of Default  arising from any Credit  Party's  failure to maintain  such  insurance or pay any premiums therefor.  All sums so disbursed,  including  reasonable  attorneys'  fees,  court costs and other charges  related  thereto,  shall be payable on demand by Borrowers to Agent and shall be additional Obligations hereunder secured by the Collateral.

(b)      Agent reserves the right at any time upon any change in any Credit  Party's risk profile  (including any change in the product mix  maintained by any Credit Party or any laws  affecting the potential  liability of such Credit Party) to require  additional  forms and limits of insurance to, in Agent's  opinion,  adequately  protect both Agent's and Lenders'  interests in all or any portion of the
Collateral  and to ensure that each Credit Party is protected by insurance in amounts and with  coverage  customary  for its  industry.
If  reasonably  requested  by Agent,  each  Credit  Party shall  deliver to Agent from time to time a report of a  reputable  insurance broker, reasonably satisfactory to Agent, with respect to its insurance policies.

(c)      Each  Credit  Party shall  deliver to Agent,  in form and  substance  reasonably  satisfactory  to Agent,  endorsements  to or assignments of (i) all "All Risk" and business  interruption  insurance naming Agent, on behalf of itself and Lenders, as loss payee or assignee,  and (ii) all general  liability and other liability  policies  naming Agent, on behalf of itself and Lenders,  as additional insured.  Each Credit Party  irrevocably  makes,  constitutes and appoints Agent (and all officers,  employees or agents  designated by
Agent),  so long as any Event of Default has occurred and is continuing or the anticipated  insurance  proceeds exceed  $4,000,000,  as each Credit  Party's true and lawful agent and  attorney-in-fact  for the purpose of making,  settling and adjusting  claims under such
"All Risk"  policies of  insurance,  endorsing  the name of each Credit Party on any check or other item of payment for the proceeds of such "All Risk"  policies of insurance  and for making all  determinations  and decisions  with respect to such "All Risk"  policies of insurance.  Agent  shall have no duty to exercise  any rights or powers  granted to it  pursuant  to the  foregoing  power-of-attorney.
Each Borrower  shall  promptly  notify Agent of any loss,  damage,  or destruction to the Collateral in the amount of $500,000 or more, whether or not covered by insurance.  After  deducting  from any  insurance  proceeds the  expenses,  if any,  incurred by Agent in the collection or handling  thereof,  Agent may, at its option,  apply such proceeds to the reduction of the Obligations in accordance with
Section 1.5(c)  (provided that in the case of insurance proceeds  pertaining to any Credit Party other than a Borrower,  such insurance proceeds  shall be applied,  in the case of a Credit Party that is a Subsidiary of a Borrower,  as if such Borrower  owned the property that  generated  such proceeds and in the case of a Credit Party (other than a Borrower)  that owns the Stock of a Borrower,  as if any
Borrower owned the property that  generated  such  proceeds) or may permit or require each Credit Party to use such money,  or any part thereof, to replace,  repair,  restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.  Notwithstanding  the foregoing,  (i) if the casualty giving rise to such insurance  proceeds could not reasonably be expected to have a Material Adverse Effect and such insurance  proceeds do not exceed $4,000,000 in the aggregate,  Agent shall permit the applicable Credit Party to replace,  restore,  repair or rebuild the property;  provided  that if such Credit  Party has not  completed or entered into binding  agreements  to complete  such  replacement, restoration,  repair or rebuilding  within 180 days of such  casualty,  Agent may apply such insurance  proceeds to the  Obligations in accordance with  Section 1.5(c);  provided further that in the case of insurance  proceeds  pertaining to any Credit Party other than a
Borrower,  such  insurance  proceeds  shall be applied,  in the case of a Credit Party that is a Subsidiary  of a Borrower,  as if such
Borrower  owned the property  that  generated  such  proceeds  and in the case of a Credit Party (other than a Borrower)  that owns the
Stock of a Borrower,  as if any  Borrower  owned the property  that  generated  such  proceeds and (ii) so long as any Senior Notes are outstanding,  in the case of insurance proceeds of Trustee First Lien Collateral,  no application to the Obligations in accordance with
Section  1.5(c)  shall be required or made to the extent OSI is required to and has made an offer to prepay the Senior  Notes with such insurance  proceeds,  in which case (x) in the event any such offer is accepted,  no prepayment shall be required  hereunder until each prepayment of Senior Notes  pursuant to an accepted offer has been made and (y) the amount of such  insurance  proceeds  required to be used to prepay  Revolving  Credit  Advances  shall be reduced by the amount of such  insurance  proceeds that was applied to prepay the
Senior Notes or otherwise  used in  compliance  with the Senior  Notes  Indenture  prior to making the offer to prepay the Senior Notes described above. Upon receipt of any insurance  proceeds of more than $500,000,  the Borrower  Representative  shall deliver to Agent a
Borrower's  Certificate  identifying the amount of such insurance proceeds attributable to Trustee First Lien Collateral and the amount of such insurance  proceeds  attributable to Collateral  other than Trustee First Lien Collateral.  All insurance  proceeds (other than insurance  proceeds of Trustee First Lien  Collateral)  that are to be made available to such Borrower to replace,  repair,  restore or rebuild the Collateral shall be applied by Agent to reduce the outstanding  principal balance of the Revolving Loan (which  application shall not result in a permanent  reduction  of the  Revolving  Loan  Commitment)  and upon such  application,  Agent shall  establish a
Reserve  against the  Borrowing  Base in an amount  equal to the amount of such  proceeds  so  applied.  All  insurance  proceeds  made available to any Credit Party that is not a Borrower to replace,  repair,  restore or rebuild  Collateral  shall be deposited in a cash collateral account.  Thereafter,  such funds shall be made available to such Credit Party, as applicable,  to provide funds to replace, repair,  restore or rebuild the Collateral as follows:  (i) such Borrower shall request a Revolving  Credit Advance or release from the cash  collateral  account be made to such Credit Party,  as  applicable,  in the amount  requested to be released;  (ii) so long as the conditions  set forth in  Section 7.2  have been met and  subject  to the  provisions  of any  Mortgage  encumbering  such  Collateral,
Revolving  Lenders shall make such Revolving  Credit Advance or Agent shall release funds from the cash collateral  account;  and (iii)
in the case of insurance  proceeds applied against the Revolving Loan, the Reserve  established with respect to such insurance proceeds shall be reduced by the amount of such Revolving  Credit  Advance.  To the extent not used to replace,  repair,  restore or rebuild the
Collateral and except as provided above with respect to insurance  proceeds of Trustee First Lien Collateral  applied to the prepayment of the Senior  Notes,  such  insurance  proceeds  shall be applied in  accordance  with  Section 1.5(c);  provided  that in the case of insurance proceeds  pertaining to any Credit Party other than a Borrower,  such insurance  proceeds shall be applied,  in the case of a
Credit Party that is a Subsidiary of a Borrower,  as if such Borrower  owned the property that  generated such proceeds and in the case of a Credit  Party (other than a Borrower)  that owns the Stock of a Borrower,  as if any Borrower  owned the property  that  generated such proceeds.

2.3.     Inspection;  Lender  Meeting.  Each Credit  Party shall permit any  authorized  representatives  of Agent to visit,  audit and inspect any of the properties of such Credit Party and its  Subsidiaries,  including its and their  financial and  accounting  records, and to make copies and take  extracts  therefrom,  and to discuss  its and their  affairs,  finances  and  business  with its and their officers and certified  public  accountants,  at such  reasonable  times during normal business hours and as often as may be reasonably requested  (but in no event more than once per Fiscal  Quarter if no Default  or Event of  Default  has  occurred  and is  continuing).
Representatives  of each Lender will be permitted to accompany  representatives  of Agent during each visit,  inspection and discussion referred to in the immediately  preceding sentence.  Without in any way limiting the foregoing,  each Credit Party will participate and will cause key  management  personnel of each Credit Party and its  Subsidiaries  to participate in a meeting with Agent and Lenders at least  once  during  each  year,  which  meeting  shall be held at such time and such place as may be  reasonably  requested  by Agent, provided that Agent shall in good faith  endeavor to select times that do not  unreasonably  interfere  with the conduct of business of the Credit Parties.

2.4.     Organizational  Existence.  Except  as  otherwise  permitted  by  Section 3.6,  each  Credit  Party  will and will  cause  its
Subsidiaries  to at all times  preserve and keep in full force and effect its  organizational  existence and all rights and  franchises material to its business.

2.5.     Environmental  Matters.  Each  Credit  Party  shall and shall  cause  each  Person  within its  control  to:  (a) conduct  its operations  and keep and maintain its Real Estate in  compliance  with all  Environmental  Laws and  Environmental  Permits  other than noncompliance  that could not  reasonably  be expected to have a Material  Adverse  Effect;  (b) implement  any and all  investigation, remediation,  removal and response  actions that are  appropriate  or  necessary  to maintain the value and  marketability  of the Real
Estate or to otherwise comply in all material respects with  Environmental  Laws and Environmental  Permits pertaining to the presence, generation,  treatment, storage, use, disposal,  transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate;  (c) notify  Agent promptly after such Credit Party or any Person within its control  becomes aware of any  violation of  Environmental  Laws or  Environmental  Permits or any Release on, at, in, under,  above,  to, from or about any Real
Estate that is reasonably  likely to result in  Environmental  Liabilities to a Credit Party or its Subsidiaries in excess of $250,000;
and  (d) promptly  forward to Agent a copy of any order,  notice,  request for information or any  communication  or report received by such Credit Party or any Person within its control in  connection  with any such  violation or Release or any other matter  relating to any Environmental Laws or Environmental  Permits that could reasonably be expected to result in Environmental  Liabilities in excess of
$250,000,  in each case whether or not the Environmental  Protection  Agency or any Governmental  Authority has taken or threatened any action in connection  with any such  violation,  Release or other matter.  If Agent at any time has a reasonable  basis to believe that there may be a violation  of any  Environmental  Laws or  Environmental  Permits by any Credit Party or any Person under its control or any Environmental  Liability arising  thereunder,  or a Release of Hazardous  Materials on, at, in, under, above, to, from or about any of its Real Estate,  that, in each case,  could  reasonably be expected to have a Material  Adverse Effect,  then each Credit Party and its Subsidiaries  shall,  upon Agent's written request (i) cause the performance of such  environmental  audits relating to such matter including subsurface sampling of soil and groundwater,  and preparation of such environmental  reports, at Borrowers' expense, as Agent may from time to time reasonably request,  which shall be conducted by reputable  environmental  consulting firms reasonably acceptable to Agent and shall be in form and substance  reasonably  acceptable to Agent,  and  (ii) permit  Agent or its  representatives  to have access to all Real Estate for the purpose of conducting such  environmental  audits and testing as Agent deems  appropriate,  including subsurface  sampling  of soil and  groundwater.  Borrowers  shall  reimburse  Agent for the costs of such audits and tests and the same will constitute a part of  the Obligations secured hereunder.

2.6.     Landlords'  Agreements,  Mortgagee  Agreements,  Bailee  Letters  and Real  Estate  Purchases.  Each  Credit  Party  shall use reasonable  efforts to obtain a landlord's  agreement,  mortgagee  agreement or bailee letter,  as applicable,  from the lessor of each leased property,  mortgagee (other than the Senior Notes Trustee) of owned property or bailee with respect to any warehouse,  processor or  converter  facility  or other  location  where  Inventory  having a value (at cost) of more than  $100,000 is at any time stored or located,  which  agreement or letter shall contain a waiver or  subordination  of all Liens or claims that the  landlord,  mortgagee or bailee may assert against the  Collateral at that location,  and shall  otherwise be reasonably  satisfactory  in form and substance to
Agent.  With  respect to such  locations or warehouse  space  leased or owned as of the Closing Date and  thereafter,  if Agent has not received a landlord or mortgagee  agreement  or bailee  letter as of the Closing  Date (or, if later,  as of the date such  location is acquired or leased),  the Eligible  Inventory at that  location  shall,  in Agent's  discretion,  be subject to such Reserves as may be established by Agent in its reasonable  credit  judgment.  After the Closing Date, no real property or warehouse  space shall be leased by any Credit Party or its  Subsidiary and no Inventory  shall be shipped to a processor or converter  under  arrangements  established after the Closing Date without the prior written consent of Agent (which consent,  in Agent's  discretion,  may be conditioned upon the exclusion  from the Borrowing Base of Eligible  Inventory at that location or the  establishment  of Reserves  acceptable to Agent) or, unless and until a satisfactory  landlord  agreement or bailee letter,  as appropriate,  shall first have been obtained with respect to such location.  Each Credit Party shall and shall cause its  Subsidiaries to timely and fully pay and perform their  obligations in all material  respects under all leases and other  agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

2.7.     Conduct of Business.  Each Credit  Party shall at all times  maintain,  preserve and protect all of its assets and  properties used or useful in the conduct of its business,  and keep the same in good repair,  working order and condition in all material respects
(taking into  consideration  ordinary  wear and tear) and from time to time make,  or cause to be made,  all  necessary or  appropriate repairs,  replacements and improvements thereto consistent with industry practices;  continue to conduct its business  substantially as now conducted or as otherwise  permitted  hereunder;  and transact  business only in such corporate and trade names as are set forth in
Schedule 2.7 unless such Credit Party otherwise notifies Agent of a change thereof pursuant to Section 2.12.

2.8.     Further Assurances.

(a)      Each Credit Party shall,  from time to time,  execute or authorize the  execution of such  guaranties,  financing  statements, documents,  control  agreements,  security  agreements and reports as Agent or Requisite Lenders at any time may reasonably  request to evidence,  perfect or otherwise  implement  the  guaranties  and security for  repayment of the  Obligations  contemplated  by the Loan
Documents.

(b)      In the event any Credit Party  acquires an ownership  interest in real property  after the Closing Date that in the good faith judgment of the Borrower  Representative  has a fair market value of  $1,000,000 or more or provides to the Senior Notes Trustee a Lien on any ownership or other  interest in real  property,  such Credit Party shall deliver to Agent a fully  executed  mortgage or deed of trust over such  ownership or other  interest in real property in form and substance  satisfactory  to Agent,  together with such title insurance policies,  surveys,  appraisals,  evidence of insurance,  legal opinions,  environmental  assessments and other documents and certificates as shall be required by Agent.

(c)      Each Credit Party shall cause each Person,  upon its becoming a Subsidiary of such Credit Party  (provided that this shall not be construed to constitute consent by any of the Lenders to any transaction  referred to above which is not expressly  permitted by the terms of this  Agreement),  promptly  to guaranty  the  Obligations  and to grant to Agent,  for the  benefit of Agent and  Lenders,  a security  interest in the real,  personal and mixed property of such Person other than Excluded  Assets to secure the Obligations . The documentation for such guaranty and security shall be substantially  similar to the Loan Documents executed  concurrently herewith with such  modifications  as are reasonably  requested by Agent and shall be accompanied by such legal opinions and other documents as Agent may reasonably request.

(d)      Promptly,  and in any  event  within  thirty  (30)  days  after  the  acquisition  by  Borrowers  or any of  their  respective
Subsidiaries  of assets or  personal  property  of the type that would have  constituted  Collateral  on the  Closing  Date,  including investments  of the type that would have  constituted  Collateral  on the  Closing  Date,  Borrowers  will  take,  or will cause  their
Subsidiaries  to take,  all necessary  action,  including  (i) the filing of  appropriate  financing  statements  under the  applicable provisions of the UCC,  applicable  foreign,  domestic or local laws,  rules or regulations in each of the offices where such filing is necessary or  appropriate,  (ii) the execution and delivery of Control  Agreements,  and (iii) the notation of the Lien of Agent on any certificate of title,  in each case, to create and perfect a Lien in such  Collateral (or comparable  interest under foreign law in the case of foreign Collateral) pursuant to and to the full extent required by the Security Agreements and this Agreement.

2.9.     Omitted.

2.10.    Cash  Management  Systems.  Borrowers  shall,  and shall cause each of their  Subsidiaries  to, enter into  tri-party  deposit account control  agreements with respect to each deposit account  maintained by any Borrower or any Subsidiary of any Borrower as of or
after the Closing Date other than (i) the Trustee First Lien  Collateral  Deposit  Account and (ii) not more than 10 deposit  accounts, none of which shall have more than  $25,000  therein at any time.  Each such deposit  account  control  agreement  shall be in form and substance  satisfactory  to Agent.  Borrowers  shall enter into lockbox  agreements in form and substance and with banks  acceptable to
Agent and shall direct all Account  Debtors to make  payments on all Accounts  into the lockboxes  established  under such  agreements.
Until such lockbox  agreements  have been executed and  delivered to Agent,  Lenders  shall not be obligated to make  Revolving  Credit
Advances and no Letter of Credit shall be issued.

2.11.    Holdings  Notes.  To the  extent  that  unpaid  accrued  interest  on the  Holdings  Notes  is  payable  by  the  issuance  of payment-in-kind  notes,  while any  Obligations  are owing under this  Agreement  Holdings  shall pay such unpaid  accrued  interest by issuing  to the  purchaser  under the  Holdings  Notes  Purchase  Agreement  a  payment-in-kind  note in  accordance  with the terms of
Section 2.3(b)(ii) of the Holdings Notes Purchase Agreement.

2.12.    Supplemental  Disclosure.  From time to time as may be  requested by Agent  (which  request  will not be made more  frequently than once each year  absent  the  occurrence  and  continuance  of a  Default  or an Event of  Default)  and from time to time with the approval of Agent (such approval not to be unreasonably  withheld,  provided that no such supplement  shall be permitted for Schedules
3.1 through Schedule 3.19,  inclusive),  the Credit Parties shall supplement each Disclosure  Schedule  hereto,  or any  representation herein or in any other Loan  Document,  with respect to any matter  hereafter  arising  which,  if existing or occurring at the date of this  Agreement,  would have been  required  to be set forth or  described  in such  Disclosure  Schedule  or as an  exception  to such representation or which is necessary to correct any information in such Disclosure  Schedule or representation  which has been rendered inaccurate  thereby (and, in the case of any supplements to any Disclosure  Schedule,  such Disclosure  Schedule shall be appropriately marked to show the changes made  therein);  provided that (a) no such  supplement  to any such  Disclosure  Schedule or  representation shall be or be deemed a waiver of any Default or Event of Default  resulting from the matters  disclosed  therein,  except as consented to by Agent and Requisite  Lenders in writing;  and (b) no  supplement  shall be required as to  representations  and  warranties  that relate solely to the Closing Date.

2.13.    Good Standing  Certificates.  Not less frequently than once during each calendar  quarter,  each Borrower shall,  unless Agent shall  otherwise  consent  (which  consent  may be  revoked),  provide  to Agent a  certificate  of good  standing  from  its  state of incorporation or organization.

SECTION 3.

                                                          NEGATIVE COVENANTS

         Each Credit Party  executing  this  Agreement  jointly and severally  agrees as to all Credit  Parties that from and after the date hereof until the Termination Date:

3.1.     Indebtedness.  The Credit  Parties  shall not and shall not cause or permit  their  Subsidiaries  directly  or  indirectly  to create,  incur,  assume,  or otherwise  become or remain  directly or indirectly  liable with respect to any  Indebtedness  (other than pursuant to a Contingent Obligation permitted under Section 3.4) except:

(a)      the Obligations;

(b)      Indebtedness  consisting of  intercompany  loans and advances  made by any Borrower to any Credit Party (other than  Holdings)
that is a Guarantor or by such  Guarantor to any  Borrower;  provided,  that:  (i) such  Borrower  shall have executed and delivered to each such  Guarantor,  and each such Guarantor  shall have executed and delivered to such Borrower,  on the Closing Date, a demand note
(collectively,  the  "Intercompany  Notes") to evidence any such intercompany  Indebtedness  owing at any time by such Borrower to such
Guarantor or by such Guarantor to such Borrower,  which  Intercompany Notes shall be in form and substance  reasonably  satisfactory to
Agent and subject to any continuing conflicting  requirement under the Senior Notes Indenture,  shall be pledged and delivered to Agent pursuant to the  Security  Agreement as  additional  collateral  security  for the  Obligations;  (ii) such  Borrower  shall record all intercompany  transactions  on its books and  records in a manner  reasonably  satisfactory  to Agent;  (iii) the  obligations  of such
Borrower under any such Intercompany  Notes shall be subordinated to the Obligations of such Borrower  hereunder in a manner reasonably satisfactory  to Agent;  (iv) at the time any such  intercompany  loan or  advance is made by such  Borrower  and after  giving  effect thereto,  such Borrower shall be Solvent;  (v) no Default or Event of Default would occur and be continuing  after giving effect to any such proposed  intercompany  loan;  (vi) in the case of any such  intercompany  loans made by such  Borrower,  such Borrower shall have
Borrowing  Availability  of not less than $1.00 after giving  effect to such  intercompany  loan;  and (vii) the  recipient of any such intercompany loans  shall be creditworthy as determined by Agent;

(c)      the Senior  Subordinated  Notes outstanding on the Closing Date (and any replacements or substitutions  thereof due to loss or mutilation);

(d)      the Senior Notes;

(e)      Indebtedness  not to exceed  $7,500,000 in the aggregate at any time  outstanding  secured by purchase money Liens or incurred with respect to Capital Leases;

(f)      any other unsecured  Indebtedness  not otherwise  referred to in this  Section 3.1 not to exceed  $10,000,000 in the aggregate principal amount at any time outstanding;

(g)      Indebtedness of Holdings under the Holdings Notes;

(h)      Indebtedness of OSV under $10,000,000 in principal amount of variable rate industrial revenue bonds due October 1, 2008;

(i)      Indebtedness  held by Affiliates so long as such Indebtedness  constitutes (i) Subordinated  Debt, (ii) requires no payment of principal prior to the Termination Date and (iii) requires no cash payment of interest prior to the Termination Date; and

(j)      Indebtedness set forth on Schedule 3.1 but not any increase in the amount of any such Indebtedness.

3.2.     Liens and Related Matters.

(a)      No Liens.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly  create, incur,  assume or permit to exist any Lien on or with  respect to any  property or asset of such Credit  Party or any such  Subsidiary, whether now owned or  hereafter  acquired,  or any income or profits  therefrom,  except  Permitted  Encumbrances  (including,  without limitation,  those Liens constituting  Permitted  Encumbrances  existing on the date hereof and renewals and extensions thereof, as set forth on Schedule 3.2).

(b)      No  Negative  Pledges.  The  Credit  Parties  shall  not and  shall not cause or permit  their  Subsidiaries  to  directly  or indirectly enter into or assume any agreement  (other than the Loan Documents,  the Senior  Subordinated  Notes Indenture (as in effect on the Closing Date), the Senior Notes Indenture (as in effect on the Closing Date),  and the Holdings Notes Purchase  Agreement (as in
effect on the Closing Date))  prohibiting  the creation or assumption of any Lien upon its  properties or assets,  whether now owned or hereafter acquired.

(c)      No  Restrictions  on Subsidiary  Distributions  to Borrowers.  Except as provided  herein,  in the Senior  Subordinated  Notes
Indenture  (as in effect on the Closing  Date),  in the Senior Notes  Indenture  (as in effect on the Closing Date) and in the Holdings
Notes  Purchase  Agreement  (as in effect on the  Closing  Date),  the  Credit  Parties  shall not and shall not cause or permit  their
Subsidiaries to directly or indirectly  create or otherwise cause or suffer to exist or become effective any consensual  encumbrance or restriction  of any kind on the ability of any such  Subsidiary  to: (1) pay  dividends or make any other  distribution  on any of such
Subsidiary's  Stock  owned by any  Borrower  or any other  Subsidiary;  (2) pay  any  Indebtedness  owed to any  Borrower  or any other
Subsidiary;  (3) make loans or advances to any Borrower or any other  Subsidiary;  or (4) transfer any of its property or assets to any
Borrower or any other Subsidiary.

3.3.     Investments.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly  make or own any Investment in any Person except:

(a)      Borrowers and their  Subsidiaries (i) may make and own Investments in Cash Equivalents  maintained in Deposit Accounts subject to Control  Agreements  providing a first  priority  Lien in favor of Agent;  provided  that such Cash  Equivalents  are not subject to setoff rights and (ii) may make  Investments of proceeds of Trustee First Lien Collateral in the Trustee First Lien Collateral  Deposit
Account;

(b)      Borrowers may make intercompany loans to other Credit Parties to the extent permitted under Section 3.1;

(c)      Borrowers  and their  Subsidiaries  may make loans and  advances  to  employees  for moving,  entertainment,  travel and other similar expenses in the ordinary course of business not to exceed (exclusive of the loans identified on Schedule  3.3(c)),  $750,000 in the aggregate at any time outstanding; and

(d)      Borrowers  and their  Subsidiaries  may make  capital  contributions  to their  wholly-owned  domestic  Subsidiaries  that are
Guarantors or Borrowers.

3.4.     Contingent  Obligations.  The  Credit  Parties  shall not and shall not cause or permit  their  Subsidiaries  to  directly  or indirectly create or become or be liable with respect to any Contingent Obligation except:

(a)      those constituting Obligations;

(b)      Letter of Credit  Obligations  and  obligations  of Borrowers in respect of letters of credit  outstanding on the Closing Date and constituting Prior Lender Obligations;

(c)      those resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

(d)      those existing on the Closing Date and described in Schedule 3.4;

(e)      those arising under  indemnity  agreements to title  insurers to cause such title insurers to issue to Agent  mortgagee  title insurance policies;

(f)      those arising with respect to customary  indemnification  obligations incurred in connection with Asset Dispositions permitted hereunder;

(g)      those incurred in the ordinary  course of business with respect to surety and appeal bonds,  performance  and  return-of-money bonds and other similar obligations;

(h)      those  incurred  with respect to  Indebtedness  permitted by  paragraphs  (a), (b), (c), (e), (f), (i) and, to the extent such
Contingent  Obligation  is  outstanding  on the Closing  Date,  (j) of  Section 3.1  provided  that any such  Contingent  Obligation is subordinated to the Obligations if and to the same extent as the Indebtedness to which it relates is subordinated to the Obligations;

(i)      any other  Contingent  Obligation  not  expressly  permitted  by clauses  (a)  through  (h)  above,  so long as any such other
Contingent Obligations, in the aggregate at any time outstanding, do not exceed $1,000,000.

3.5.     Restricted  Payments.  The  Credit  Parties  shall  not and  shall  not cause or permit  their  Subsidiaries  to  directly  or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, except that:

(a)      Borrower  may make  payments,  dividends  and/or  distributions  to Holdings  that are used by  Holdings to (i) pay  corporate overhead  expenses  incurred in the ordinary  course of business not to exceed  $500,000 in any Fiscal Year of the Borrowers,  (ii) pay
any Taxes which are due and payable by Holdings and the Borrowers as part of a  consolidated  group,  (iii) to the extent that Holdings is, on any applicable  interest  payment date,  not permitted to pay interest by delivering an "Interest  Note" (under and as such term is defined in the Holdings  Notes  Purchase  Agreement,  pay cash interest  then due and payable on the Holdings  Notes in an aggregate amount not to exceed 12% per annum on any Holdings  Notes issued on November 30, 1999,  plus  interest at the same rate on any Holdings
Notes issued to pay interest  thereon,  and (iv) satisfy tax  obligations  that are actually due and owing in accordance with the Tandy
Tax Sharing Agreement as in effect on the date hereof;  provided that the amount of such payments,  dividends or distributions does not exceed the amount,  that without  recognizing any tax loss  carryforwards  or carrybacks or other tax  attributes,  such as alternative minimum tax  carryforwards,  would otherwise be due and owing if the Borrowers and their  Subsidiaries were an independent,  individual taxpayer;  provided  that, as to clauses (iii) and (iv) only, the Borrowers may not make any payment or declare or pay any dividends or distributions if a Default or Event of Default exists;

(b)      Borrowers may make  Restricted  Payments to other  Borrowers and  wholly-owned  Subsidiaries of a Borrower may make Restricted
Payments to such Borrower;

(c)      OSI (i) may make regularly  scheduled cash interest payments on Subordinated  Debt,  subject to the  subordination  provisions thereof or subordination  agreements  relating thereto,  as applicable,  and (ii) so long as no Event of Default is continuing or would occur as result thereof,  may apply not more than  $10,000,000 in the aggregate to the prepayment,  redemption or other  acquisition of the Senior Subordinated Notes;

(d)      Borrowers may pay management fees and reasonable  out-of-pocket  expense payable quarterly pursuant to the Management Services
Agreement as in effect on the Closing  Date;  provided  that no Default or Event of Default  exists at the time of any such  Restricted
Payment or would occur as a result thereof; and

(e)      Borrowers  may pay  dividends  to Holdings to permit  Holdings to  repurchase  Stock owned by  employees  of  Borrowers  whose employment with Borrowers and their Affiliates has been terminated,  provided that such dividend  payments shall not exceed  $1,000,000 in any Fiscal Year or $3,000,000  during the term of this  Agreement  and provided that no Event of Default  exists at the time of such
Restricted Payment or would occur as a result thereof.

3.6.     Restriction  on  Fundamental  Changes.  The  Credit  Parties  shall not and shall not cause or permit  their  Subsidiaries  to directly or indirectly:  (a) amend,  modify or waive any term or provision of its organizational  documents,  including its articles of incorporation,  certificates of designations  pertaining to preferred  stock,  by-laws,  partnership  agreement or operating  agreement unless required by law;  (b) enter into any transaction of merger or consolidation  except,  upon not less than five (5) Business Days'
prior written notice to Agent,  any Solvent  wholly-owned  Subsidiary of a Borrower may be merged with or into such Borrower  (provided that such Borrower is the surviving entity) or any other wholly-owned Subsidiary of such Borrower;  (c) liquidate,  wind-up or dissolve itself (or suffer any  liquidation  or  dissolution);  or  (d) acquire  by purchase or  otherwise  all or any  substantial  part of the business or assets of any other Person.

3.7.     Disposal of Assets or  Subsidiary  Stock.  The Credit  Parties shall not and shall not cause or permit their  Subsidiaries  to directly or indirectly  convey,  sell,  lease,  sublease,  license,  assign,  transfer or otherwise  dispose of, or grant any Person an option to acquire, in one transaction or a series of related transactions,  any of its property,  business or assets, whether now owned or hereafter acquired,  except for  (a) dispositions  of obsolete equipment not used or useful in the business,  (b) Asset Dispositions
(excluding  sales or other  dispositions  of  Inventory  or  Accounts  of any  Credit  Party and  excluding  Stock of any of  Holdings'
Subsidiaries),  not involving all or substantially  all of the assets of any Credit Party, if all of the following  conditions are met:
(i)  the  consideration  received is at least  equal to the fair market  value of such  assets;  (ii) all  (or, in the case of an Asset
Disposition of Trustee First Lien  Collateral,  85% of) the  consideration  received for such Asset  Disposition is cash;  (iv) the Net
Proceeds of such Asset  Disposition  are applied as required by  Section 1.5(c);  and (v) no Default or Event of Default then exists or would result from such Asset Disposition.

3.8.     Transactions  with  Affiliates.  The Credit Parties shall not and shall not cause or permit their  Subsidiaries to directly or indirectly  enter into or permit to exist any  transaction  (including  the  purchase,  sale,  lease or exchange of any property or the rendering of any  management,  consulting,  investment  banking,  advisory or other  similar  services)  with any Affiliate or with any director,  officer or employee of any Credit Party,  except (a) as set forth on Schedule 3.8,  (b) transactions  in the ordinary course of and pursuant to the reasonable  requirements of the business of any such Credit Party or any of its  Subsidiaries  and upon fair and reasonable  terms which are fully  disclosed to Agent and are no less  favorable  to any such Credit  Party or any of its  Subsidiaries than would be obtained in a comparable  arm's length  transaction  with a Person that is not an  Affiliate,  (c) payment  of reasonable compensation  to  officers  and  employees  for  services  actually  rendered  to any such  Credit  Party  or any of its  Subsidiaries,
(d) payment  to directors who are not  Affiliates of BRS of director's  fees,  cash payments of which shall not exceed  $500,000 in the aggregate for any Fiscal Year of Borrowers  and (e) intra-company licenses of Intellectual Property.

3.9.     Conduct  of  Business.  The  Credit  Parties  shall  not and  shall not cause or permit  their  Subsidiaries  to  directly  or indirectly engage in any business other than businesses of the type described on Schedule 3.9 or that are reasonably related thereto.

3.10.    Changes  Relating to Indebtedness.  The Credit Parties shall not and shall not cause or permit their  Subsidiaries to directly or indirectly change or amend the terms of any of its Indebtedness permitted by  Section 3.1(c), (d), (g) or (h)  if the effect of such amendment  is to:  (a) increase  the  interest  rate on such  Indebtedness;  (b) change  the dates upon which  payments of principal or interest are due on or principal  amount of such  Indebtedness;  (c) change  any event of default or add or make more  restrictive  any covenant with respect to such Indebtedness;  (d) change the redemption or prepayment  provisions of such  Indebtedness;  (e) change the subordination  provisions  thereof (or the  subordination  terms of any guaranty  thereof);  (f) change or amend any other term if such change or amendment  would  materially  increase the obligations of the obligor or confer  additional  material rights on the holder of such  Indebtedness  in a manner  adverse to any Credit Party or Lenders;  or (g) increase the portion of interest  payable in cash with respect to any Indebtedness for which interest is payable by the issuance of payment-in-kind notes or is permitted to accrue.

3.11.    Fiscal  Year.  No Credit  Party shall  change its Fiscal Year or permit any of its  Subsidiaries  to change  their  respective fiscal years.

3.12.    Press  Release;  Public  Offering  Materials.  Each Credit  Party  executing  this  Agreement  agrees that  neither it nor its
Affiliates will in the future issue any press releases or other public disclosure,  including any prospectus,  proxy statement or other materials filed with any Governmental  Authority  relating to a public offering of the Stock of any Credit Party,  using the name of GE
Capital or its affiliates  without at least two (2) Business Days' prior notice to GE Capital and without the prior written  consent of
GE Capital  unless  (and only to the extent  that) such  Credit  Party or  Affiliate  is  required  to do so under law or any  material
Contractual  Obligation  existing as of the Closing Date and then,  in any event,  such Credit Party or Affiliate  will consult with GE
Capital before  issuing such press release or other public  disclosure.  Each Credit Party consents to the  publication by Agent or any
Lender of a tombstone or similar  advertising  material relating to the financing  transactions  contemplated by this Agreement.  Agent or such Lender  shall  provide a draft of any such  tombstone  or similar  advertising  material  to each  Credit  Party for review and comment prior to the publication  thereof.  Agent reserves the right to provide to industry trade organizations  information  necessary and customary for inclusion in league table measurements.

3.13.    Subsidiaries.  The Credit  Parties  shall not and shall not cause or permit  their  Subsidiaries  to  directly  or  indirectly establish,  create or acquire any new Subsidiary  other than creation of a domestic  wholly-owned  Subsidiary with respect to which the
Credit Parties promptly comply with their  obligations  under Section 2.8(c) or a wholly-owned  Subsidiary  organized under the laws of
Australia.

3.14.    Bank  Accounts.  The Credit  Parties  shall not and shall not cause or permit their  Subsidiaries  to  establish  any new bank accounts  (other than the Trustee First Lien  Collateral  Deposit  Account)  without prior written notice to Agent and unless Agent and the bank at which the  account is to be opened  enter  into a Control  Agreement  regarding  such bank  account  in form and  substance reasonably satisfactory to Agent.

3.15.    Hazardous  Materials.  The Credit  Parties  shall not and shall not cause or permit  their  Subsidiaries  to cause or permit a
Release of any  Hazardous  Material  on, at, in,  under,  above,  to, from or about any of the Real  Estate  where such  Release  would
(a) violate in any respect,  or form the basis for any  Environmental  Liabilities  by the Credit Parties or any of their  Subsidiaries under,  any  Environmental  Laws or Environmental  Permits or  (b) otherwise  adversely impact the value or marketability of any of the
Real Estate or any of the Collateral,  other than such violations or  Environmental  Liabilities  that could not reasonably be expected to have a Material Adverse Effect.

3.16.    ERISA.  The Credit  Parties shall not and shall not cause or permit any ERISA  Affiliate to, cause or permit to occur an ERISA
Event to the extent such ERISA Event, could reasonably be expected to have a Material Adverse Effect.

3.17.    Sale-Leasebacks.  The  Credit  Parties  shall not and shall not  cause or permit  any of their  Subsidiaries  to engage in any sale-leaseback,  synthetic lease or similar transaction  involving any of its assets other than any sale and leaseback transaction by a
Credit  Party as to which (i) such  Credit  Party  could  have (x) under  Section  3.1,  incurred  Indebtedness  in an amount  equal to
Attributable  Debt  relating  to such sale and  leaseback  transaction  and (y)  under  Section  3.2.  incurred  a Lien to secure  such
Indebtedness, and (ii) the Asset Disposition included in such sale and leaseback transaction complies with Section 3.7(b).

3.18.    Prepayments  of Other  Indebtedness.  The Credit  Parties shall not,  directly or indirectly,  voluntarily  purchase,  redeem, defease or prepay any principal of, premium,  if any, interest or other amount payable in respect of any  Indebtedness,  other than (i)
the  Obligations;  (ii)  Indebtedness  secured by a Permitted  Encumbrance  if the asset  securing such  Indebtedness  has been sold or otherwise  disposed of in accordance with  Section 3.7(b),  (iii) intercompany  Indebtedness  reflecting amounts owing to Borrowers and
(iv) as permitted by Section 3.5(c)(ii).

3.19.    Changes to  Material  Contracts.  The Credit  Parties  shall not and shall not cause or permit  any of their  Subsidiaries  to change or amend the terms of any of the material contracts listed on Schedule 3.19.

3.20.    Change of Name or Location.  No Credit Party shall  (a) change its name as it appears in official  filings in the state of its incorporation  or  organization,  (b) change  its offices or  warehouses  or locations at which  Collateral  is held or stored,  or the location  of its  records  concerning  the  Collateral,  (c) change  the  type  of  entity  that  it is,  (d) change  its  organization identification  number,  if any, issued by its state of  incorporation  or  organization,  or (e) change its state of  incorporation or organization,  in each case without at least thirty (30) days' prior written notice to Agent and after Agent's  written  acknowledgment that any reasonable  action requested by Agent in connection  therewith,  including to continue the perfection of any Liens in favor of
Agent,  on behalf of Lenders,  in any  Collateral,  has been  completed or taken;  provided that any such new location  shall be in the continental United States.  Without limiting the foregoing,  no Credit Party shall change its name,  identity or corporate structure in any manner that might make any  financing or  continuation  statement  filed in connection  herewith  seriously  misleading  within the meaning of Section 9-506 or 9-507 of the Code or any other then  applicable  provision of the Code except upon prior written  notice to
Agent and Lenders and after Agent's  written  acknowledgment  that any reasonable  action  requested by Agent in connection  therewith, including to continue the perfection of any Liens in favor of Agent,  on behalf of Lenders,  in any  Collateral,  has been completed or taken.

SECTION 4.

                                                          FINANCIAL REPORTING

         Borrowers  covenant and agree that from and after the date hereof until the  Termination  Date,  Borrowers  shall  perform and comply  with,  and shall  cause each of the other  Credit  Parties to perform  and comply  with,  all  requirements  in this  Section 4 applicable to such Person.

4.1.     Omitted.

4.2.     Omitted.

4.3.     Omitted.

4.4.     Omitted.

4.5.     Omitted.

4.6.     Omitted.

4.7.     Omitted.

4.8.     Omitted.

4.9.     Financial  Statements  and Other  Reports.  Holdings and Borrowers  will  maintain,  and cause each of their  Subsidiaries  to maintain,  a system of accounting  established and  administered in accordance with sound business  practices to permit  preparation of
Financial  Statements in conformity with GAAP (it being understood that monthly Financial  Statements are not required to have footnote disclosures).  Borrower  Representative  will deliver each of the Financial  Statements and other reports described below to Agent (and each Lender in the case of the Financial Statements and other reports described in Sections (4.9)(a), (b), (f), (g), (h), and (k)).

(a)      Monthly and Quarterly Financials.

(i)      As soon as  available  and in any event  within  thirty  (30) days  after the end of each month  (including  the last month of
Borrowers'  Fiscal Year),  Borrower  Representative  will deliver (1) the  consolidated and unaudited  consolidating  balance sheets of
Holdings and its  Subsidiaries,  as at the end of such month, and the related  consolidated and unaudited  consolidating  statements of income,  stockholders'  equity and cash flow for such month and for the period from the  beginning of the then  current  Fiscal Year of
Holdings to the end of such month,  (2) a report  setting forth in comparative  form the  corresponding  figures for the  corresponding periods of the  previous  Fiscal Year and the  corresponding  figures  from the most  recent  Projections  for the current  Fiscal Year delivered  pursuant to  Section 4.9(f)  and (3) a  schedule of the  outstanding  Indebtedness  for  borrowed  money of Holdings and its
Subsidiaries  describing in reasonable  detail each such debt issue or loan  outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

(ii)     As soon  as  available  and in any  event  within  forty-five  (45)  days  after  the end of  each  Fiscal  Quarter,  Borrower
Representative will deliver (1) the  consolidated and unaudited  consolidating  balance sheets of Holdings and its Subsidiaries,  as at the end of such Fiscal Quarter, and the related  consolidated and unaudited  consolidating  statements of income,  stockholders' equity and cash flow for such Fiscal  Quarter and for the period from the beginning of the then current  Fiscal Year of Holdings to the end of such Fiscal Quarter,  (2) a report setting forth in comparative form the  corresponding  figures for the  corresponding  periods of the previous Fiscal Year and the corresponding  figures from the most recent  Projections for the current Fiscal Year delivered pursuant to
Section 4.9(f)  and (3) a schedule of the outstanding  Indebtedness for borrowed money of Holdings and its  Subsidiaries  describing in reasonable  detail each such debt issue or loan  outstanding  and the principal  amount and amount of accrued and unpaid  interest with respect to each such debt issue or loan.

(b)      Year-End  Financials.  As soon as  available  and in any event  within  ninety  (90) days after the end of each Fiscal Year of
Borrowers,  Borrower  Representative will deliver (1) the consolidated and unaudited  consolidating  balance sheets of Holdings and its
Subsidiaries,  as at  the  end of  such  year,  and  the  related  consolidated  and  unaudited  consolidating  statements  of  income, stockholders'  equity and cash flow for such Fiscal  Year,  (2) a  schedule  of the  outstanding  Indebtedness  for  borrowed  money of
Holdings and its  Subsidiaries  describing in reasonable  detail each such debt issue or loan  outstanding and the principal amount and amount of accrued and unpaid  interest  with respect to each such debt issue or loan and (3) a report with respect to the  consolidated
Financial  Statements  from a firm of Certified  Public  Accountants  selected by Borrowers and reasonably  acceptable to Agent,  which report shall be prepared in accordance with Statement of Auditing  Standards  No. 58 (the  "Statement")  "Reports on Audited  Financial
Statements" and such report shall be "Unqualified" (as such term is defined in such Statement).

(c)      Accountants'  Reports.  Within ten (10) Business Days after receipt thereof,  Borrower  Representative  will deliver copies of all  management  letters,  exception  reports  and similar  letters or reports  received by any Credit  Party from  Borrowers'  firm of certified public accountants.

(d)      Additional Deliveries.

(i)      To  Agent,  upon  its  request,  and in any  event no less  frequently  than  noon New York  time on each day that is ten (10)
Business  Days after the end of each Fiscal Month  (together  with a copy of any of the  following  reports  requested by any Lender in writing  after the Closing  Date),  each of the following  reports,  each of which shall be prepared by Borrowers as of the last day of the immediately preceding Fiscal Month or the date two (2) days prior to the date of any such request:

(A)      a Borrowing Base Certificate with respect to each Borrower,  accompanied by such supporting  detail and documentation as shall
                           be   requested   by   Agent  in  its   reasonable   discretion   (in   substantially   the   same   form  as
                           Exhibits 4.9(d)(i), 4.9(d)(ii) and 4.9(d)(iii) (each, a "Borrowing Base Certificate");

(B)      with respect to each Borrower,  a summary of Inventory by location and type with a supporting  perpetual  Inventory report, in each case  accompanied by such  supporting  detail and  documentation  as shall be requested by Agent in its reasonable discretion; and

(C)      a list of the ten Account  Debtors having the ten highest account  balances as of the end of such Fiscal Month,  together with the most recent corporate debt rating by Moody's and S&P of each such Account Debtor;

(D)      with respect to each Borrower,  a monthly trial balance showing Accounts  outstanding aged from due date as follows:  current,
                           1 to 30 days past due, 31 to 60 days past due, more than 60 days past due,  accompanied  by such  supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

(ii)     To Agent,  on a weekly basis or at such more frequent  intervals as Agent may request from time to time  (together with a copy of all or any part of such delivery  requested by any Lender in writing  after the Closing  Date),  collateral  reports with respect to each  Borrower,  including all additions and reductions  (cash and non-cash)  with respect to Accounts of each  Borrower,  in each case accompanied by such  supporting  detail and  documentation  as shall be requested by Agent in its reasonable  discretion  each of which shall be prepared by the  applicable  Borrower as of the last day of the  immediately  preceding week or the date two (2) days prior to the date of any request;

(iii)    To Agent, at the time of delivery of each of the monthly Financial Statements delivered pursuant to this Section 4.9:

(A)      a reconciliation  of the most recent Borrowing Base,  general ledger and month-end  Inventory reports of each Borrower to such
                           Borrower's general ledger and monthly Financial Statements  delivered pursuant to this Section 4.9,  in each case  accompanied  by such  supporting  detail  and  documentation  as  shall be  requested  by Agent in its reasonable discretion;

(B)      a reconciliation  of the perpetual  inventory by location to each Borrower's most recent Borrowing Base  Certificate,  general ledger and monthly Financial Statements delivered pursuant to this Section 4.9,  in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(C)      management's  report of the  financial  performance  of the  Borrowers for the Fiscal Month and the portion of the Fiscal Year then ended, in the form delivered by Borrower to BRS;

(D)      an aging of accounts  payable and a  reconciliation  of that accounts  payable  aging to each  Borrower's  general  ledger and monthly  Financial  Statements  delivered  pursuant to this  Section 4.9,  in each case  accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(E)      a  reconciliation  of the  outstanding  Loans as set forth in the monthly  Loan  Account  statement  provided by Agent to each
                           Borrower's general ledger and monthly Financial Statements  delivered pursuant to this Section 4.9,  in each case  accompanied  by such  supporting  detail  and  documentation  as  shall be  requested  by Agent in its reasonable discretion;

(iv)     To Agent, at the time of delivery of each of the annual Financial  Statements  delivered  pursuant to this Section 4.9,  (i) a listing of  government  contracts of each  Borrower  subject to the Federal  Assignment  of Claims Act of 1940;  and (ii) a list of any applications  for the  registration  of any Patent,  Trademark or Copyright filed by any Credit Party with the United States Patent and
Trademark Office, the United States Copyright Office or any similar office or agency in the prior Fiscal Quarter;

(e)      Appraisals; Inspections.

(i)      From time to time,  if Agent or any Lender  determines  that  obtaining  appraisals  is  necessary  in order for Agent or such
Lender to comply with  applicable  laws or  regulations,  Agent will,  at  Borrowers'  expense,  obtain  appraisal  reports in form and substance  and from  appraisers  satisfactory  to Agent  stating the then current fair market  values of all or any portion of the Real
Estate owned by Credit Parties.

(ii)     Borrowers,  at their own expense, shall deliver to Agent the results of each physical verification,  if any, that Borrowers or any of their  Subsidiaries  may in their  discretion have made, or caused any other Person to have made on their behalf,  of all or any portion of their  Inventory  (and,  if a Default or an Event of Default has  occurred  and is  continuing,  Borrowers  shall,  upon the request of Agent, conduct, and deliver the results of, such physical verifications as Agent may require).

(iii)    Borrowers,  at their own  expense,  shall  (x) cause  to be  delivered  to Agent an  appraisal,  performed  by an  independent appraiser  acceptable  to Agent,  of the Net Orderly  Liquidation  Value of their  inventory  once in each Fiscal Year (and at the time during  such Fiscal Year  determined  by Agent),  provided,  that so long as  (1) Borrowing  Availability  is less than  $7,500,000  or
(2) during the most recent period of twelve (12) consecutive Fiscal Months,  average Borrowing  Availability was less than $10,000,000,
Borrowers,  at their own  expense,  shall cause such  appraisals  to be  delivered  twice in each Fiscal Year (and at times during such
Fiscal Year  determined  by Agent),  provided,  further,  that so long as an Event of Default is  continuing,  Borrowers,  at their own expense,  shall cause such  appraisals to be delivered at such times as Agent shall require and  (y) permit  Agent to perform audits of
Borrowers'  accounts twice during each Fiscal Year (and at times during such Fiscal Year determined by Agent);  provided,  that so long as (1) Borrowing  Availability is less than $7,500,000 or (2) during the most recent period of twelve (12)  consecutive  Fiscal Months, average Borrowing  Availability was less than $10,000,000,  Borrowers,  at their own expense, shall permit Agent to perform such audits three times in each Fiscal Year (and times during such Fiscal Year determined by Agent),  provided,  further,  that so long as an Event of Default is  continuing,  Borrowers,  at their own  expense,  shall  permit Agent to perform such audits at such times as Agent shall require.  For the purposes of this clause  (iii),  an appraisal or audit  requested or initiated by Agent while the condition of clause
(1) or (2) of either of the foregoing  provisos is continuing or while an Event of Default is continuing,  shall be required whether or not such condition or Event of Default continues through the time of completion of such appraisal or audit.

(f)      Projections.  As soon as  available  and in any  event no  later  than  July 31 for the then  current  Fiscal  Year,  Borrower
Representative  will  deliver  Projections  of Holdings and its  Subsidiaries  for the then current (as of July 31) Fiscal Year and the forthcoming two (2) Fiscal Years, year by year, and for the then current (as of July 31) Fiscal Year, month by month.

(g)      SEC Filings and Press  Releases.  Promptly upon their  becoming  available,  Borrower  Representative  will deliver  copies of
(1) all Financial  Statements,  reports,  notices and proxy statements sent or made available by Holdings or any of its Subsidiaries to their Stockholders,  (2) all regular and periodic reports and all registration  statements and prospectuses,  if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission,  any Governmental  Authority or
any  private  regulatory  authority,  and  (3) all  press  releases  and other  statements  made  available  by  Holdings or any of its
Subsidiaries to the public concerning material adverse changes or developments in the business of any such Person.

(h)      Events of Default,  Etc.  Promptly upon any officer of any Credit Party obtaining  knowledge of any of the following events or conditions,  Borrower  Representative  shall  deliver  copies of all notices  given or  received  by such Credit  Party or any of their
Subsidiaries  with respect to any such event or condition  and a  certificate  of Borrower  Representative's  chief  executive  officer specifying  the nature and period of existence of such event or condition and what action such Credit Party or  Subsidiary  thereof has taken, is taking and proposes to take with respect  thereto:  (1) any  condition or event that  constitutes,  or which could reasonably be expected to result in the  occurrence  of, an Event of Default or  Default;  (2) any  notice that any Person has given to any Credit
Party or any of its  Subsidiaries  or any other  action  taken with  respect to a claimed  default  or event or  condition  of the type referred to in  Section 6.1(b);  (3) any event or condition that could reasonably be expected to result in any Material Adverse Effect;
or (4) any default or event of default with respect to any Indebtedness of any Credit Party or any of its Subsidiaries.

(i)      Litigation.  Promptly upon any officer of any Credit Party obtaining knowledge of (1) the  institution of any action,  charge, claim, demand, suit, proceeding,  petition, governmental investigation,  tax audit or arbitration now pending or, to the best knowledge of such Credit Party after due inquiry,  threatened  against or affecting any Credit Party or any of its  Subsidiaries  or any property of any Credit Party or any of its Subsidiaries  ("Litigation") not previously disclosed by Borrower  Representative to Agent or (2) any material  development in any action,  suit,  proceeding,  governmental  investigation  or  arbitration  at any time pending  against or affecting  any Credit Party or any property of any Credit Party which,  in each case,  could  reasonably be expected to have a Material
Adverse  Effect,  Borrower  Representative  will promptly  give notice  thereof to Agent and provide such other  information  as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

(j)      Notice of Corporate and other Changes.  Borrower  Representative shall provide prompt written notice of (1) all  jurisdictions in which a Credit Party becomes  qualified  after the Closing Date to transact  business,  (2) any change after the Closing Date in the authorized  and issued  Stock of any  Credit  Party or any  Subsidiary  of any  Credit  Party or any  amendment  to their  articles  or certificate  of  incorporation,  by-laws,  partnership  agreement or other  organizational  documents,  (3) any  Subsidiary  created or acquired by any Credit Party or any of its Subsidiaries  after the Closing Date, such notice,  in each case, to identify the applicable jurisdictions,  capital  structures or  Subsidiaries,  as applicable,  and (4) any other event that occurs after the Closing Date which would cause any of the  representations  and  warranties  in Section 5 of this  Agreement or in any other Loan Document to be untrue or misleading  in any material  respect.  The foregoing  notice  requirement  shall not be construed to  constitute  consent by any of the
Lenders to any transaction referred to above which is not expressly permitted by the terms of this Agreement.

(k)      Compliance  Certificate.  Together with each delivery of Financial  Statements  of Holdings and its  Subsidiaries  pursuant to
Sections 4.9(a) and (b), Borrowers will deliver a fully and properly completed  Compliance  Certificate (in substantially the same form as Exhibit 4.9(k)) (the "Compliance Certificate") signed by a Responsible Officer of each Borrower.

(l)      Omitted.

(m)      Other  Information.  With reasonable  promptness,  Borrower  Representative  will deliver such other information and data with respect to the business or financial  condition of any Credit Party or any  Subsidiary  of any Credit Party as from time to time may be reasonably requested by Agent.

(n)      Taxes.  Borrower  Representative  shall provide prompt written notice of (i) the execution or filing with the IRS or any other
Governmental  Authority of any agreement or other document extending,  or having the effect of extending,  the period for assessment or collection  of any Charges by any Credit  Party or any of its  Subsidiaries  and (ii) any  agreement  by any Credit Party or any of its
Subsidiaries or request  directed to any Credit Party or any of its  Subsidiaries to make any adjustment  under IRC Section 481(a),  by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

4.10.    Accounting  Terms;  Utilization of GAAP for Purposes of Calculations  Under  Agreement.  For purposes of this  Agreement,  all accounting  terms not  otherwise  defined  herein shall have the meanings  assigned to such terms in  conformity  with GAAP.  Financial statements  and other  information  furnished to Agent  pursuant to Section 4.9  or any other section  (unless  specifically  indicated
otherwise) shall be prepared in accordance with GAAP as in effect at the time of such preparation  consistently  applied throughout the periods covered (unless specifically  indicated otherwise and except, with respect to unaudited financial  statements,  for the absence of footnotes and normal year-end  adjustments);  provided that no Accounting  Change shall affect standards or terms in this Agreement.
All such  adjustments  described in clause (c) of the  definition of the term  Accounting  Changes  resulting  from  expenditures  made subsequent to the Closing Date (including  capitalization  of costs and expenses or payment of pre-Closing Date  liabilities)  shall be treated as expenses in the period the expenditures are made.

SECTION 5.

                                                    REPRESENTATIONS AND WARRANTIES

         To induce  Agent and  Lenders to enter into the Loan  Documents,  to make Loans and to issue or cause to be issued  Letters of
Credit,  Borrowers and the other Credit Parties  executing this Agreement,  jointly and severally,  represent,  warrant and covenant to
Agent and each Lender that the following  statements are and, after giving effect to the Related  Transactions,  will be true,  correct and complete until the Termination Date with respect to all Credit Parties:

5.1.     Disclosure.  No  representation  or warranty  of any Credit  Party  contained  in this  Agreement,  the  Financial  Statements referred  to in  Section 5.5,  the other  Related  Transactions  Documents  or any other  document,  certificate  or written  statement furnished  to Agent or any Lender by or on behalf of any such  Person for use in  connection  with the Loan  Documents  or the  Related
Transactions  Documents  contains  any untrue  statement  of a material  fact or omitted,  omits or will omit to state a material  fact necessary in order to make the statements  contained  herein or therein not misleading in light of the  circumstances in which the same were made.

5.2.     No Material  Adverse  Effect.  Since March 31, 2003 there have been no events or changes in facts or  circumstances  affecting any Credit Party or any of its Subsidiaries  which  individually or in the aggregate have had or could reasonably be expected to have a
Material Adverse Effect and that have not been disclosed herein or in the attached Disclosure Schedules.

5.3.     No Conflict.  The  consummation of the Related  Transactions  does not and will not violate or conflict with any laws,  rules, regulations or orders of any  Governmental  Authority or violate,  conflict with,  result in a breach of, or constitute a default (with due notice or lapse of time or both) under any  Contractual  Obligation or  organizational  documents of any Credit Party or any of its
Subsidiaries except if such violations,  conflicts,  breaches or defaults could not reasonably be expected to have, either individually or in the  aggregate,  a Material  Adverse  Effect.  None of the Credit Parties is an  "investment  company"  within the meaning of the
Investment  Company Act of 1940,  as  amended,  or a "holding  company" or a  "subsidiary  company" of a "holding  company"  within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.4.     Organization, Powers, Capitalization and Good Standing.

(a)      Organization  and Powers.  Each of the Credit Parties and each of their  Subsidiaries is duly organized,  validly existing and in good  standing  under  the laws of its  jurisdiction  of  organization  and  qualified  to do  business  in all  states  where  such qualification  is required  except  where  failure to be so  qualified  could not  reasonably  be  expected to have a Material  Adverse
Effect.  The  jurisdiction of organization  and all  jurisdictions in which each Credit Party is qualified to do business are set forth on  Schedule 5.4(a).  Each of the Credit Parties and each of their  Subsidiaries has all requisite  organizational  power and authority to own and operate its properties,  to carry on its business as now conducted and proposed to be conducted,  to enter into each Related
Transactions  Document to which it is a party and to incur the  Obligations,  grant liens and security  interests in the Collateral and carry out the Related Transactions.

(b)      Capitalization.  As of the  Closing  Date:  (i) the  authorized  Stock  of each  of the  Credit  Parties  and  each  of  their
Subsidiaries  is as set forth on  Schedule 5.4(b);  (ii) all  issued and  outstanding  Stock of each of the Credit  Parties and each of their Subsidiaries is duly authorized and validly issued,  fully paid,  nonassessable,  free and clear of all Liens, other than, in the case of Stock of OSI,  those in favor of the Trustee for the benefit of itself and the holders of the Senior Notes,  and such Stock was issued in compliance with all applicable state,  federal and foreign laws concerning the issuance of securities;  (iii) the identity of the  holders of the Stock of each of the Credit  Parties  and each of their  Subsidiaries  and the  percentage  of their  fully-diluted ownership  of the Stock of each of the Credit  Parties  and each of their  Subsidiaries  is set forth on  Schedule 5.4(b);  and (iv) no
Stock of any Credit  Party or any of their  Subsidiaries,  other than those  described  above,  are issued and  outstanding.  Except as provided  in  Schedule 5.4(b),  as of the Closing  Date,  there are no  preemptive  or other  outstanding  rights,  options,  warrants, conversion  rights or similar  agreements  or  understandings  for the  purchase or  acquisition  from any Credit Party or any of their
Subsidiaries of any Stock of any such entity.

(c)      Binding  Obligation.  This  Agreement is, and the other Related  Transactions  Documents  when executed and delivered will be, the legally valid and binding  obligations  of the  applicable  parties  thereto,  each  enforceable  against each of such parties,  as applicable,  in accordance with their respective terms, subject to any applicable  bankruptcy,  insolvency,  moratorium or similar laws affecting creditors' rights generally and to principles of equity.

(d)      The Obligations  heretofore incurred constitute,  and the Obligations incurred after the date hereof will constitute,  "Senior
Debt" as such term is defined in the Senior  Subordinated Notes Indenture,  and the Revolving Credit Facility is a "Credit Facility" as
such term is defined in the Senior  Subordinated  Notes  Indenture.  The  aggregate  amount of all "Net  Proceeds" of "Asset Sales" (as such  terms  are  defined  in the  Senior  Subordinated  Notes  Indenture)  that  have been  applied  by OSI or any of its  "Restricted
Subsidiaries"  (as  such  term  is  defined  in the  Senior  Subordinated  Notes  Indenture)  since  November  30,  1999 to  repay  any
"Indebtedness"  (as such term is  defined  in the Senior  Subordinated  Notes  Indenture)  under a "Credit  Facility"  (as such term is defined  in the  Senior  Subordinated  Notes  Indenture)  and to  reduce  commitments  with  respect  thereto  in the  case of any such
"Indebtedness"  that is revolving credit  "Indebtedness"  pursuant to sections 3.09 and 4.10 of the Senior Subordinated Notes Indenture
does not exceed $7,500,000.

5.5.     Financial  Statements and Projections.  All Financial  Statements  concerning Holdings and its Subsidiaries which have been or will  hereafter  be furnished to Agent  pursuant to this  Agreement,  including  those listed  below,  have been or will be prepared in accordance with GAAP consistently  applied (except as disclosed  therein) and do or will present fairly the financial  condition of the entities  covered  thereby as at the dates thereof and the results of their  operations for the periods then ended,  subject to, in the case of unaudited Financial Statements, the absence of footnotes and normal year-end adjustments.

(a)      The consolidated  balance sheets at June 30, 2003 and the related  statement of income of Holdings and its  Subsidiaries,  for the Fiscal Year then ended, audited by Pricewaterhouse Coopers LLP.

(b)      The consolidated  balance sheet at July 31, 2003 and the related  statement of income of Holdings and its Subsidiaries for the one month then ended.

The Projections  delivered on or prior to the Closing Date and the updated Projections  delivered pursuant to Section 4.9(h)  represent and will  represent  as of the date thereof the good faith  estimate of  Borrowers  and their  senior  management  concerning  the most probable course of their business.

5.6.     Intellectual  Property.  Each of the Credit Parties and its  Subsidiaries  owns, is licensed to use or otherwise has the right to use, all Intellectual  Property used in or necessary for the conduct of its business as currently  conducted that is material to the condition  (financial or other),  business or operations of such Credit Party and its  Subsidiaries  and all such patented or federally registered  Intellectual  Property  as of the date  hereof is  identified  on  Schedule 5.6  and fully  protected  in  accordance  with reasonable  commercial practice.  Except as disclosed in Schedule 5.6,  the use of such Intellectual Property by the Credit Parties and their  Subsidiaries  and the conduct of their  businesses  does not and has not been alleged by any Person to infringe on the rights of any Person, except where such infringement could not reasonably be expected to have a Material Adverse Effect.

5.7.     Investigations,  Audits,  Etc. As of the Closing  Date,  except as set forth on  Schedule 5.7,  no Credit  Party or any of its
Subsidiaries is the subject of any review or audit by the IRS or any  governmental  investigation  concerning the violation or possible violation of any law.

5.8.     Employee  Matters.  Except as set forth on Schedule 5.8,  (a) no Credit Party or Subsidiary of a Credit Party nor any of their respective  employees is subject to any  collective  bargaining  agreement,  (b) no  petition for  certification  or union  election is pending with respect to the employees of any Credit Party or any of their  Subsidiaries and no union or collective  bargaining unit has sought such  certification  or recognition  with respect to the employees of any Credit Party or any of their  Subsidiaries,  (c) there are no strikes,  slowdowns,  work stoppages or  controversies  pending or, to the best knowledge of any Credit Party after due inquiry, threatened between any Credit Party or any of their Subsidiaries and its respective  employees,  other than employee grievances arising in the  ordinary  course of business  which could not  reasonably  be expected to have,  either  individually  or in the  aggregate,  a
Material  Adverse  Effect and  (d) hours  worked by and payment made to  employees of each Credit Party and each of their  Subsidiaries comply with the Fair Labor  Standards Act and each other federal,  state,  local or foreign law  applicable to such matters.  Except as set forth on Schedule 5.8, neither Borrower nor any of its Subsidiaries is party to an employment or consulting contract.

5.9.     Solvency.  Each of the Credit Parties and its Subsidiaries is Solvent.

5.10.    Litigation;  Adverse  Facts.  Except as set forth on  Schedule 5.10,  there are no  judgments  outstanding  against any Credit
Party or any of its  Subsidiaries  or  affecting  any  property  of any  Credit  Party  or any of its  Subsidiaries,  nor is there  any
Litigation  pending,  or to the best  knowledge of any Credit  Party  threatened,  against any Credit Party or any of its  Subsidiaries which could reasonably be expected to result in any Material Adverse Effect.

5.11.    Use of Proceeds; Margin Regulations.

(a)      No part of the proceeds of any Loan will be used for "buying" or "carrying"  "margin stock" within the respective  meanings of such terms under  Regulation U  of the Board of  Governors  of the Federal  Reserve  System as now and from time to time  hereafter  in effect or for any other  purpose that  violates the  provisions  of the  regulations  of the Board of Governors of the Federal  Reserve
System.  If  requested  by Agent,  each  Credit  Party will  furnish to Agent and each Lender a statement  to the  foregoing  effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

(b)      Borrowers shall utilize the proceeds of the Loans solely for the Refinancing  (and to pay any related  transaction  expenses), and for the financing of Borrowers'  ordinary  working capital and general  corporate  needs.  Schedule 5.11  contains a description of
Borrowers'  sources and uses of funds as of the Closing Date,  including Loans and Letter of Credit  Obligations to be made or incurred on that date, and a funds flow memorandum detailing how funds from each source are to be transferred for particular uses.

5.12.    Ownership of Property;  Liens.  As of the Closing Date, the real estate ("Real Estate")  listed in  Schedule 5.12  constitutes all of the real property  owned,  leased,  subleased,  or used by any Credit Party or any of its  Subsidiaries.  Except as disclosed on
Schedule 5.12,  each of the Credit Parties and each of its  Subsidiaries  owns good and marketable fee simple title to all of its owned
Real Estate,  and valid and marketable  leasehold  interests in all of its leased Real Estate,  all as described on Schedule 5.12,  and copies of all such leases or a summary of terms thereof  reasonably  satisfactory to Agent have been delivered to Agent.  Schedule 5.12 further  describes  any Real  Estate  with  respect to which any Credit  Party or any of its  Subsidiaries  is a lessor,  sublessor  or assignor as of the Closing Date.  Each of the Credit Parties and each of its  Subsidiaries  also has good and  marketable  title to, or valid  leasehold  interests in, all of its personal  property and assets.  As of the Closing Date, none of the properties and assets of any Credit  Party or any of its  Subsidiaries  are  subject to any Liens  other than  Permitted  Encumbrances,  and there are no facts, circumstances  or conditions  known to any Borrower that may result in any Liens  (including  Liens arising under  Environmental  Laws)
other  than  Permitted  Encumbrances  against  the  properties  or assets of any  Credit  Party or any of its  Subsidiaries.  Except as
disclosed on  Schedule 5.12,  each of the Credit Parties and each of its  Subsidiaries  has received all deeds,  assignments,  waivers, consents,  nondisturbance  and  attornment  or  similar  agreements,  bills of sale and  other  documents,  and has duly  effected  all recordings,  filings and other actions  necessary to establish,  protect and perfect such Credit Party's or Subsidiary's  right,  title and interest in and to all such Real Estate and other  properties  and assets.  Schedule 5.12  also  describes  any  purchase  options, rights of first refusal or other similar  contractual  rights  pertaining to any Real Estate. As of the Closing Date, no portion of any
Credit  Party's or any of its  Subsidiaries'  Real Estate has suffered any material  damage by fire or other casualty loss that has not heretofore  been  repaired and restored in all material  respects to its original  condition or otherwise  remedied.  As of the Closing
Date, all material permits  required to have been issued or appropriate to enable the Real Estate to be lawfully  occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.

5.13.    Environmental Matters.

(a)      Except as set  forth in  Schedule 5.13,  as of the  Closing  Date:  (i) the  Real  Estate  is free of  contamination  from any
Hazardous  Material except for such  contamination that could not reasonably be expected to adversely impact the value or marketability of such Real Estate and that could not  reasonably be expected to result in  Environmental  Liabilities  of the Credit Parties or their
Subsidiaries  in excess of $100,000 in the  aggregate;  (ii) no Credit Party and no Subsidiary of a Credit Party has caused or suffered to occur any Release of Hazardous  Materials on, at, in, under,  above,  to, from or about any of their Real Estate;  (iii) the  Credit
Parties and their  Subsidiaries are and have been in compliance with all Environmental  Laws, except for such  noncompliance that could not reasonably be expected to result in  Environmental  Liabilities of the Credit Parties or their  Subsidiaries  in excess of $100,000 in the aggregate;  (iv) the Credit Parties and their Subsidiaries have obtained,  and are in compliance with, all Environmental Permits required  by  Environmental  Laws for the  operations  of their  respective  businesses  as  presently  conducted  or as proposed to be conducted,  except where the failure to so obtain or comply with such Environmental  Permits could not reasonably be expected to result in  Environmental  Liabilities  of the Credit  Parties or their  Subsidiaries  in excess of  $100,000  in the  aggregate,  and all such
Environmental  Permits are valid,  uncontested  and in good  standing;  (v) no  Credit  Party and no  Subsidiary  of a Credit  Party is
involved in operations or knows of any facts,  circumstances  or conditions,  including any Releases of Hazardous  Materials,  that are likely to result in any  Environmental  Liabilities  of such Credit  Party or  Subsidiary  that could  reasonably  be expected to be in excess of $100,000 in the  aggregate,  and no Credit Party or  Subsidiary  of a Credit Party has permitted any current or former tenant or  occupant  of the Real  Estate to engage in any such  operations;  (vi) there  is no  Litigation  arising  under or  related  to any
Environmental Laws,  Environmental Permits or Hazardous Material that seeks damages,  penalties,  fines, costs or expenses in excess of
$500,000 in the aggregate or injunctive  relief against,  or that alleges criminal  misconduct by any Credit Party or any Subsidiary of a Credit Party;  (vii) no  notice has been received by any Credit Party or any Subsidiary of a Credit Party  identifying any of them as a "potentially  responsible  party" or requesting  information  under CERCLA or analogous state  statutes,  and to the knowledge of the
Credit Parties,  there are no facts,  circumstances or conditions  (other than disposals of waste in the ordinary course of business by licensed  waste  handlers)  that could  reasonable  be  expected  to result in any of the Credit  Parties or their  Subsidiaries  being identified as a "potentially  responsible party" under CERCLA or analogous state statutes;  and (viii) the Credit Parties have provided to Agent  copies of all  existing  environmental  reports,  reviews  and audits and all  written  information  pertaining  to actual or potential Environmental Liabilities, in each case relating to any of the Credit Parties or their Subsidiaries.

(b)      Each Credit Party hereby  acknowledges  and agrees that Agent (i) is not now, and to the best knowledge of the Credit Parties, has not ever been,  in control of any of the Real Estate or affairs of such Credit Party or its  Subsidiaries,  and  (ii) does not have the capacity  through the provisions of the Loan Documents or otherwise to influence any Credit  Party's or its  Subsidiaries'  conduct with  respect to the  ownership,  operation  or  management  of any of their  Real  Estate or  compliance  with  Environmental  Laws or
Environmental Permits.

5.14.    ERISA.

(a)      Schedule 5.14 lists all material Plans and separately  identifies all Pension Plans,  including Title IV Plans,  Multiemployer
Plans,  and Retiree  Welfare Plans.  Copies of all material  Plans (other than  Multiemployer  Plans) and all Title IV Plans,  together with a copy of the latest Form  5500-series  for each Title IV Plan have been provided to Agent.  Except with respect to  Multiemployer
Plans, each Qualified Plan has received a favorable  determination  letter from the IRS, and nothing has occurred that would reasonably be expected  to cause the  revocation  of such  determination  letter.  Except as could not  reasonably  be expected to have a Material
Adverse  Effect,  each Plan is in compliance  with the applicable  provisions of ERISA and the IRC,  including the timely filing of all reports  required under the IRC or ERISA.  Neither any Credit Party nor ERISA Affiliate has failed to make any  contribution or pay any amount  due as  required  by either  Section  412 of the IRC or  Section  302 of ERISA or the terms of any Title IV Plan.  Neither  any
Credit Party nor ERISA  Affiliate  has engaged in a  "prohibited  transaction,"  as defined in Section 406 of ERISA and Section 4975 of the IRC, in  connection  with any Plan,  that would  subject any Credit Party to a tax on  prohibited  transactions  imposed by Section
502(i) of ERISA or Section 4975 of the IRC in an amount that could reasonably be expected to have a Material Adverse Effect.

(b)      (i) Except as set forth in Schedule  5.14: (i) no Title IV Plan has any material  Unfunded  Pension  Liability;  (ii) no ERISA
Event or event  described  in Section  4062(e) of ERISA with  respect to any Title IV Plan has  occurred or is  reasonably  expected to occur;  (iii) there  are no pending,  or to the  knowledge of any  Borrower,  threatened  claims (other than claims for benefits in the normal course),  sanctions,  actions or lawsuits,  asserted or instituted against any Plan or any Person as fiduciary or sponsor of any
Plan that could  reasonably be expected to have a Material  Adverse  Effect;  (iv) no  Credit Party or ERISA  Affiliate has incurred or reasonably  expects  to incur any  liability  as a result of a complete  or partial  withdrawal  from a  Multiemployer  Plan that could reasonably  be expected  to have a Material  Adverse  Effect;  (v) within  the last five years no Title IV Plan of any Credit  Party or
ERISA Affiliate has been terminated,  whether or not in a "standard  termination" as that term is used in Section  4041(b)(1) of ERISA, nor has any Title IV Plan of any Credit  Party or ERISA  Affiliate  (determined  at any time within the past five years) with  Unfunded
Pension  Liabilities been transferred  outside of the "controlled  group" (within the meaning of  Section 4001(a)(14)  of ERISA) of any
Credit Party or ERISA Affiliate determined at the time of any such transfer.

5.15.    Brokers.  No broker or finder acting on behalf of any Credit Party or Affiliate  thereof  brought about the obtaining,  making or closing of the Loans or the Related  Transactions,  and no Credit Party or  Affiliate  thereof has any  obligation  to any Person in respect of any finder's or  brokerage  fees in  connection  therewith  other than fees payable to  [redacted]  in  connection  with the placement of the Senior Notes.

5.16.    Deposit and Disbursement  Accounts.  Schedule 5.16 lists all banks and other financial  institutions at which any Credit Party maintains  deposit or other  accounts  as of the Closing  Date,  including  any  Disbursement  Accounts,  and such  Schedule  correctly identifies  the name,  address and telephone  number of each  depository,  the name in which the account is held, a description  of the purpose of the account, and the complete account number therefor.

5.17.    Agreements  and Other  Documents.  As of the Closing Date,  each Credit Party has provided to Agent or its counsel,  on behalf of Lenders,  accurate and complete  copies (or  summaries) of all of the  following  agreements or documents to which it is subject and each of which is listed in Schedule 5.17:  supply  agreements and purchase  agreements not terminable by such Credit Party within sixty
(60) days following  written notice issued by such Credit Party and involving  transactions  in excess of $1,000,000 per annum;  leases of Equipment  having a remaining  term of one year or longer and requiring  aggregate  rental and other  payments in excess of $500,000 per annum;  licenses  and permits  held by the Credit  Parties,  the absence of which could  reasonably  be expected to have a Material
Adverse Effect;  instruments  and documents  evidencing any  Indebtedness or Guaranteed  Indebtedness of such Credit Party and any Lien granted by such Credit Party with respect  thereto;  and instruments and agreements  evidencing the issuance of any equity  securities, warrants, rights or options to purchase equity securities of such Credit Party.

5.18.    Insurance.  Schedule 5.18  lists all  insurance  policies  of any nature  maintained,  as of the  Closing  Date,  for  current occurrences  by each Credit Party,  as well as a summary of the key business  terms of each such policy such as  deductibles,  coverage limits and term of policy.

5.19.    Compliance  with Laws and  Contractual  Obligations.  Each Credit Party is in compliance  and each of its  Subsidiaries  is in compliance  with the  requirements  of all  applicable  laws,  rules,  regulations  and orders of any  Governmental  Authority  and the obligations,  covenants and conditions contained in all Contractual Obligations other than those laws, rules,  regulations,  orders and provisions of such Contractual  Obligations the noncompliance with which could not be reasonably  expected to have, either individually or in the aggregate, a Material Adverse Effect.

5.20     Designated  Senior  Debt.  This  Agreement  and  the  credit  facilities  created  hereunder  (i)  constitute  "Senior  Credit
Facilities"  under and as such term is defined in the Senior  Subordinated  Notes  Indenture  and all  present  and future  Obligations constitute  "Senior Debt" and "Designated  Senior Debt" under and as such terms are defined in the Senior  Subordinated Notes Indenture and (ii)  constitute  "Credit  Facilities"  under and as such term is defined in the Holdings Notes Purchase  Agreement and all present and future  Obligations  constitute  "Senior Debt" under and as such term is defined in the Holdings  Notes  Purchase  Agreement.  This
Agreement constitutes a "Credit Agreement" as such term is defined in the Senior Notes Indenture.

SECTION 6.

                                                     DEFAULT, RIGHTS AND REMEDIES

6.1.     Event of Default.  "Event of Default" shall mean the occurrence or existence of any one or more of the following:

(a)      Payment.  (1) Failure to pay any  installment or other payment of principal of any Loan when due, or to repay  Revolving Loans to reduce their balance to the maximum  amount of Revolving  Loans then  permitted to be outstanding or to reimburse any L/C Issuer for any  payment  made by such L/C Issuer  under or in respect of any Letter of Credit when due or  (2) failure  to pay,  within  three (3)
Business  Days after the due date,  any interest on any Loan or any other amount  (excluding  reimbursement  of expenses  reimburseable hereunder) due under this Agreement or any of the other Loan  Documents,  or (3) failure to pay or reimburse  Agent,  the L/C Issuer or any Lender for any expense  payable or  reimburseable  by any Credit Party  hereunder or under any other Loan Document  within ten (10)
days following demand for such reimbursement or payment of expenses; or

(b)      Default in Other  Agreements.  (1) Any Credit Party or any of its Subsidiaries  fails to pay when due or within any applicable grace period any principal or interest on  Indebtedness  (other than the Loans) or any Contingent  Obligations or (2) breach or default of any Credit Party or any of its Subsidiaries,  or the occurrence of any condition or event,  with respect to any Indebtedness  (other than the Loans) or any  Contingent  Obligations,  if the effect of such breach,  default,  occurrence or event is to cause or to permit the holder or holders then to cause,  Indebtedness  and/or Contingent  Obligations  having a principal amount  individually or together with other Indebtedness and/or Contingent Obligations as to which there is any such breach,  default,  occurrence or event in excess of
$2,500,000 to become or be declared due prior to their stated maturity; or

(c)      Breach of  Certain  Provisions;  Breach of  Warranty.  Failure  of any  Credit  Party to  perform  or comply  with any term or condition  contained in that portion of Section 2.2  relating to the Credit Parties' obligation to maintain  insurance,  Section 2.3,
Section 3 or Section 4, and, in the case of Section 4, the same shall remain unremedied for five (5) days or more; or

(d)      Borrowing Base  Certificate;  Breach of Warranty.  Any  information  contained in any Borrowing Base  Certificate is untrue or incorrect in any respect  (other than  inadvertent,  immaterial  errors not exceeding  $500,000 in the aggregate in any Borrowing  Base
Certificate),  or any  representation  or  warranty  herein or in any Loan  Document  or in any written  statement,  report,  financial statement or  certificate  (other than a Borrowing  Base  Certificate)  made or delivered to Agent or any Lender by any Credit Party is untrue or incorrect in any material  respect  (without  duplication of materiality  qualifiers  contained  therein) as of the date when made or deemed made; or

(e)      Other Defaults Under Loan  Documents.  Any Credit Party defaults in the  performance of or compliance  with any term contained in this Agreement or the other Loan Documents  (other than  occurrences  described in other  provisions of this Section 6.1 for which a different  grace or cure period is  specified,  or for which no cure  period is  specified  and which  constitute  immediate  Events of
Default)  and such  default  is not  remedied  or waived  within  thirty  (30) days  after  the  earlier  of  (1) receipt  by  Borrower
Representative  of notice from Agent or Requisite  Lenders of such default or (2) actual  knowledge of any Borrower or any other Credit
Party of such default; or

(f)      Involuntary  Bankruptcy;  Appointment  of Receiver,  Etc.  (1) A court enters a decree or order for relief with respect to any
Credit Party in an  involuntary  case under the  Bankruptcy  Code,  which decree or order is not stayed or other similar  relief is not granted under any  applicable  federal or state law; or (2) the  continuance of any of the following  events for  forty-five  (45) days unless  dismissed,  bonded or  discharged:  (a) an  involuntary  case is  commenced  against  any Credit  Party,  under any  applicable bankruptcy,  insolvency or other similar law now or hereafter in effect;  or (b) a decree or order of a court for the  appointment of a receiver, liquidator,  sequestrator,  trustee, custodian or other officer having similar powers over any Credit Party, or over all or a substantial  part of its property,  is entered;  or (c) a receiver,  trustee or other  custodian is appointed  without the consent of a
Credit Party, for all or a substantial part of the property of the Credit Party; or

(g)      Voluntary  Bankruptcy;  Appointment of Receiver,  Etc.  (1) any  Credit Party  commences a voluntary case under the Bankruptcy
Code,  or  consents  to the entry of an order for  relief in an  involuntary  case or to the  conversion  of an  involuntary  case to a voluntary case under any such law or consents to the  appointment  of or taking  possession by a receiver,  trustee or other  custodian for all or a substantial  part of its property;  or (2) any Credit Party makes any assignment for the benefit of creditors;  or (3) the
Board of Directors of any Credit Party adopts any resolution or otherwise  authorizes  action to approve any of the actions referred to in this Section 6.1(g); or

(h)      Judgment and  Attachments.  Any one or more money judgments,  writs or warrants of attachment,  or similar process (other than those described  elsewhere in this Section 6.1)  involving an amount in any individual case or in the aggregate in excess of $2,500,000 is entered or filed against one or more of the Credit Parties or any of their respective  assets and remains  undischarged,  unvacated, unbonded  or  unstayed  for a period of thirty  (30) days or in any event  later than five (5)  Business  Days prior to the date of any proposed sale thereunder; or

(i)      Dissolution.  Any order,  judgment or decree is entered  against any Credit Party  decreeing  the  dissolution  or split up of such Credit Party and such order remains undischarged or unstayed for a period in excess of fifteen (15) days; or

(j)      Solvency.  Any  Credit  Party  fails to pay its debts as they  become  due or admits in writing  its  present  or  prospective inability to pay its debts as they become due; or

(k)      Invalidity of Loan  Documents.  Any of the Loan  Documents for any reason,  other than a partial or full release in accordance with the terms  thereof,  ceases to be in full force and effect or is declared to be null and void,  or any Credit Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

(l)      Damage;  Casualty. Any event occurs, whether or not insured or insurable,  as a result of which  revenue-producing  activities cease or are  substantially  curtailed at any facility of any Credit Party  generating  more than 30% of the  consolidated  revenues of
Holdings and its  Subsidiaries  for the Fiscal Year preceding  such event and such cessation or curtailment  continues for more than 30 days; or

(m)      Business  Activities.  Holdings  engages in any type of business  activity  other than the ownership of Stock of Borrowers and performance of its obligations  under any transaction or agreement  identified on Schedule 3.8, the Holdings Notes,  the Holdings Notes
Purchase  Agreement  (and any  documentation  related  thereto),  or the Related  Transaction  Documents to which it is a party and all activities incidental thereto; or

(n)      Change of Control.  A Change of Control occurs; or

(o)      Subordinated  Debt.  The  failure of any Credit  Party or any  Affiliate  of any Credit  Party to comply with the terms of any subordination or intercreditor  agreement or any subordination or intercreditor  provisions of the Senior Subordinated Notes Indenture, the Senior Notes  Indenture or the Holdings Notes Purchase  Agreement or any other note or other document to the extent such provisions run to the benefit of Agent or Lenders,  or if any such note,  document or provision  becomes null and void or any party denies further liability under any such document or provides notice to that effect.

6.2.     Suspension or  Termination  of  Commitments.  Upon the  occurrence  of any Default or Event of Default,  Agent may, and at the
request of Requisite Lenders Agent shall,  without notice or demand,  immediately suspend all or any portion of Lenders' obligations to make  additional  Loans or issue or cause to be issued  Letters of Credit under the Revolving  Loan  Commitment;  provided that, in the case of a Default,  if the subject  condition or event is waived by  Requisite  Lenders or cured  within any  applicable  grace or cure period, the Revolving Loan Commitment shall be reinstated.

6.3.     Acceleration  and other Remedies.  Upon the occurrence of any Event of Default  described in  Sections 6.1(f)  or 6.1(g),  the
Commitments  shall be immediately  terminated and all of the Obligations,  including the Revolving Loans,  shall  automatically  become immediately due and payable,  without presentment,  demand,  protest,  notice of intent to accelerate,  notice of acceleration or other requirements  of any kind, all of which are hereby  expressly  waived  (including  for purposes of  Section 10)  by Borrowers,  and the
Commitments  shall thereupon  terminate.  Upon the occurrence and during the continuance of any other Event of Default,  Agent may, and at the request of the Requisite Lenders, Agent shall, by written notice to Borrower  Representative  (a) reduce the aggregate amount of the Commitments  from time to time, (b) declare all or any portion of the Loans and all or any portion of the other  Obligations to be, and the same shall forthwith  become,  immediately due and payable  together with accrued  interest  thereon,  (c) terminate all or any portion of the  obligations  of Agent,  L/C  Issuers  and  Lenders  to make  Revolving  Credit  Advances  and issue  Letters of Credit,
(d) demand  that  Borrowers  either (x)  immediately  deliver  cash to Agent for the benefit of L/C Issuers (and  Borrowers  shall then immediately so deliver) in an amount equal to 105% of the aggregate  outstanding  Letter of Credit  Obligations or (y) provide to Agent for each  outstanding  Letter of Credit either (A) a stand-by letter of credit,  in favor of Agent and in form and substance and issued by a bank  acceptable to Agent,  for 105% of the undrawn  amount of such  outstanding  Letter of Credit or (B) a replacement  letter of credit  satisfactory  to the  beneficiary  thereof as a replacement  for such  outstanding  Letter of Credit (and  sufficient  for such beneficiary to return such  outstanding  Letter of Credit) and  (e) exercise  any other remedies which may be available  under the Loan
Documents or applicable law.  Borrowers  hereby grant to Agent,  for the benefit of L/C Issuers and each Lender with a participation in any  Letters  of  Credit  then  outstanding,  a  security  interest  in such cash  collateral  to  secure  all of the  Letter of Credit
Obligations.  Any such cash  collateral  shall be made  available  by Agent to L/C Issuers to  reimburse  L/C  Issuers for  payments of drafts  drawn under such  Letters of Credit and any Fees,  Charges and  expenses of L/C Issuers  with respect to such Letters of Credit and the unused  portion  thereof,  after all such Letters of Credit  shall have  expired or been fully drawn upon,  shall be applied to repay any other  Obligations.  After all such Letters of Credit shall have expired or been fully drawn upon and all  Obligations  shall have been satisfied and paid in full, the balance,  if any, of such cash  collateral  shall be returned to Borrowers.  Borrowers  shall from time to time execute and deliver to Agent such further  documents and  instruments  as Agent may request with respect to such cash collateral.

6.4.     Performance by Agent.  If any Credit Party shall fail to perform any covenant,  duty or agreement that imposes  obligations or duties in respect of Collateral  (other than Trustee First Lien Collateral)  contained in any of the Loan Documents,  Agent may perform or attempt to perform  such  covenant,  duty or  agreement  on behalf of such Credit  Party after the  expiration  of any cure or grace periods set forth  herein.  In such event,  such Credit  Party  shall,  at the  request of Agent,  promptly  pay any amount  reasonably expended by Agent in such  performance  or  attempted  performance  to Agent,  together  with  interest  thereon at the highest rate of interest in effect upon the occurrence of an Event of Default as specified in  Section 1.2(d)  from the date of such expenditure  until paid.  Notwithstanding  the  foregoing,  it is  expressly  agreed that Agent shall not have any  liability  or  responsibility  for the performance of any obligation of any Credit Party under this Agreement or any other Loan Document.

6.5.     Application  of Proceeds.  Notwithstanding  anything to the contrary  contained in this  Agreement,  upon the  occurrence  and during the  continuance  of an Event of Default,  (a) Borrowers  irrevocably  waive the right to direct the  application of any and all payments at any time or times  thereafter  received by Agent from or on behalf of Borrowers,  and Agent shall have the  continuing  and exclusive  right to apply and to  reapply  any and all  payments  received  at any time or times  after the  occurrence  and during the continuance of an Event of Default  against the  Obligations in such manner as Agent may deem  advisable  notwithstanding  any previous application by Agent and (b) in the absence of a specific  determination  by Agent with respect  thereto,  the proceeds of any sale of, or other  realization  upon, all or any part of the Collateral shall be applied:  first, to all Fees, costs and expenses incurred by or owing to Agent and any Lender with respect to this  Agreement,  the other Loan  Documents  or the  Collateral;  second,  to accrued and unpaid interest on the Obligations  (including any interest which but for the provisions of the Bankruptcy  Code, would have accrued on such amounts);  third, to the principal amount of the Obligations  outstanding;  and fourth to any other obligations of Borrowers owing to Agent or any Lender under the Loan  Documents  including  as  collateral  for Letter of Credit  Obligations.  Any balance  remaining shall be  delivered  to  Borrowers  or to  whomever  may be  lawfully  entitled  to receive  such  balance  or as a court of  competent jurisdiction may direct.  Notwithstanding  the foregoing,  so long as any Indebtedness under the Senior Notes or Senior Notes Indenture is outstanding,  the foregoing  application of proceeds is subject to the rights of the Trustee in the Trustee First Lien Collateral as
set forth in the intercreditor provisions of the Senior Notes Indenture and the Intercreditor Agreement.

SECTION 7.

                                                          CONDITIONS TO LOANS

         The  obligations  of Lenders and L/C Issuers to make Loans and to issue or cause to be issued Letters of Credit are subject to satisfaction of all of the applicable conditions set forth below.

7.1.     Conditions to Initial  Loans.  The  obligations  of Lenders and L/C Issuers to make the initial Loans and to issue or cause to be issued Letters of Credit on the Closing Date are, in addition to the conditions  precedent specified in Section 7.2,  subject to the delivery of all documents  listed on, the taking of all actions set forth on and the  satisfaction  of all other  conditions  precedent listed in the Closing  Checklist  attached  hereto as Annex C,  all in form and substance,  or in a manner,  satisfactory  to Agent and
Lenders.

7.2.     Conditions to All Loans.  Except as otherwise  expressly  provided herein,  no Lender or L/C Issuer shall be obligated to fund any Advance or incur any Letter of Credit Obligation, if, as of the date thereof (the "Funding Date"):

(a)      any  representation  or warranty by any Credit Party contained  herein or in any other Loan Document is untrue or incorrect in any material respect (without  duplication of any materiality  qualifier  contained therein) as of such date, except to the extent that such  representation or warranty  expressly relates to an earlier date, and Agent or Requisite Lenders have determined not to make such
Advance or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect;

(b)      any Default or Event of Default has occurred  and is  continuing  or would  result after giving  effect to any Advance (or the incurrence of any Letter of Credit  Obligation),  and Agent or Requisite Lenders shall have determined not to make any Advance or incur any Letter of Credit Obligation as a result of that Default or Event of Default; or

(c)      after giving effect to any Advance (or the  incurrence of any Letter of Credit  Obligations),  (i) the  outstanding  amount of the aggregate  Revolving Loan would exceed remaining  Borrowing  Availability or (ii) the  outstanding  amount of the Revolving Loan of the applicable Borrower would exceed such Borrower's separate Borrowing Base.

The request and acceptance by any Borrower of the proceeds of any Advance,  the  incurrence of any Letter of Credit  Obligations or the conversion  or  continuation  of any Loan into,  or as, a LIBOR  Loan  shall be deemed to  constitute,  as of the date  thereof,  (i) a representation  and warranty by Borrowers  that the conditions in this  Section 7.2  have been  satisfied and (ii) a  reaffirmation  by
Borrowers of the cross guaranty  provisions set forth in Section 10 and of the granting and  continuance of Agent's Liens, on behalf of itself and Lenders,  pursuant to the Collateral  Documents.  Letter of Credit Obligations shall be deemed incurred by the issuance of a new Letter of Credit,  by the extension  (other than an automatic  extension) of the expiry date of an existing Letter of Credit and by the increase in amount of an existing Letter of Credit.

SECTION 8.

                                                     ASSIGNMENT AND PARTICIPATION

8.1.     Assignment and Participations.

(a)      Subject  to the  terms of this  Section 8.1,  any  Lender  may make an  assignment  to a  Qualified  Assignee  of,  or sale of participations  in, at any time or times,  the Loan Documents,  Loans,  Letter of Credit  Obligations and any Commitment or any portion thereof or interest therein,  including any Lender's rights, title, interests,  remedies,  powers or duties thereunder.  Any assignment by a Lender shall:  (i) require  the consent of Agent (which  consent shall not be  unreasonably  withheld or delayed with respect to a
Qualified  Assignee,  provided,  that Agent may in its sole and absolute  discretion  permit any  assignment by a Lender to a Person or
Persons that are not Qualified  Assignees) and the execution of an assignment  agreement (an "Assignment  Agreement"  substantially  in the form attached hereto as Exhibit 8.1 and otherwise in form and substance  reasonably  satisfactory  to, and acknowledged by, Agent);
(ii) be conditioned on such assignee Lender  representing to the assigning  Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution  thereof;  (iii) after giving effect to any such partial  assignment,  the assignee  Lender shall have  Commitments in an amount at least equal to $5,000,000 and the assigning  Lender shall have  retained  Commitments  in an amount at least equal to  $5,000,000;  (iv) require a payment to Agent of an assignment  fee of $3,500 and (v) so long as no Event of Default  has  occurred  and is  continuing,  require  the  consent of Borrower
Representative,  which shall not be  unreasonably  withheld or delayed and shall be deemed  granted if not objected to within three (3)
Business Days following  notice thereof to Borrower  Representative.  In the case of an assignment by a Lender under this  Section 8.1, the assignee shall have, to the extent of such assignment,  the same rights,  benefits and obligations as all other Lenders  hereunder.
The assigning  Lender shall be relieved of its obligations  hereunder with respect to its Commitments or assigned  portion thereof from and  after the date of such  assignment.  Borrowers  hereby  acknowledge  and agree  that any  assignment  shall  give rise to a direct obligation of Borrowers to the assignee and that the assignee  shall be considered  to be a "Lender." In all  instances,  each Lender's liability  to make  Loans  hereunder  shall be  several  and not joint and shall be  limited  to such  Lender's  Pro Rata  Share of the applicable  Commitment.  In the event Agent or any Lender assigns or otherwise  transfers all or any part of the Obligations,  Agent or any such  Lender  shall so notify  Borrowers  and  Borrowers  shall,  upon the  request of Agent or such  Lender,  execute new Notes in exchange for the Notes, if any, being assigned.  Notwithstanding  the foregoing  provisions of this Section  8.1(a), (a) any Lender may at any time pledge the  Obligations  held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal
Reserve  Bank,  (b) any Lender that is an investment  fund may assign the  Obligations  held by it and such Lender's  rights under this
Agreement and the other Loan Documents to another  investment  fund managed by the same investment  advisor or pledge such  Obligations and rights to trustee for the benefit of its  investors  and (c) any Lender may assign the  Obligations  to an Affiliate of such Lender or to a Person that is a Lender prior to the date of such  assignment;  provided,  in each case,  that no such pledge or  assignment of
Obligations  made solely in reliance on this sentence shall release such Lender from such Lender's  obligations  hereunder or under any other Loan Document.

(b)      Any  participation  by a Lender of all or any part of its Commitments  shall be made with the  understanding  that all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such  participation,  and that the holder of any such participation  shall not be  entitled to require  such  Lender to take or omit to take any action  hereunder  except  actions  directly affecting  (i) any  reduction  in the  principal  amount of, or interest  rate or Fees  payable with respect to, any Loan in which such holder  participates,  (ii) any  extension  of the  scheduled  amortization  of the  principal  amount of any Loan in which such holder participates or the final maturity date thereof,  and (iii) any release of all or  substantially  all of the Collateral  (other than in accordance  with the  terms of this  Agreement,  the  Collateral  Documents  or the other  Loan  Documents).  Solely  for  purposes  of
Sections 1.10,  1.11, 8.3 and 9.1,  Borrowers  acknowledge  and agree that a  participation  shall give rise to a direct  obligation of
Borrowers to the participant and the participant  shall be considered to be a "Lender";  provided that any such  participant  shall not be entitled to receive any greater payment under Section 1.10 than the Lender granting such  participation  would have been entitled to receive with respect to the portion of its  Commitment  and Loans so  participated.  Except as set forth in the  preceding  sentence no
Borrower or any other Credit Party shall have any  obligation  or duty to any  participant.  Neither  Agent nor any Lender  (other than the Lender selling a  participation)  shall have any duty to any  participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

(c)      Except as expressly  provided in this  Section 8.1,  no Lender shall, as between  Borrowers and that Lender, or Agent and that
Lender, be relieved of any of its obligations  hereunder as a result of any sale,  assignment,  transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

(d)      Each Credit  Party shall  assist each Lender  permitted  to sell  assignments  or  participations  under this  Section 8.1  as required to enable the  assigning or selling  Lender to effect any such  assignment  or  participation,  including  the  execution  and delivery of any and all  agreements,  notes and other  documents and  instruments  as shall be requested and the prompt  preparation of informational  materials for, and the  participation  of management in meetings with,  potential  assignees or  participants,  all on a timetable  established by Agent in its sole  discretion.  Each Credit Party  executing this  Agreement  shall certify the  correctness, completeness  and accuracy of all descriptions of the Credit Parties and their respective  affairs  contained in any selling  materials provided by it and all other  information  provided by it and  included in such  materials,  except that any  Projections  delivered by
Borrowers  shall only be certified by Borrowers as having been prepared by Borrowers in compliance with the  representations  contained in Section 5.5.  Agent shall maintain,  on behalf of Borrowers,  in its offices located at 335 Madison  Avenue,  12th Floor,  New York,
New York  10017,  a  "register"  for  recording  the name,  address,  commitment  and Loans owing to each  Lender.  The entries in such register  shall be  presumptive  evidence of the amounts  due and owing to each  Lender in the  absence of manifest  error.  Borrowers,
Agent and each Lender may treat each Person  whose name is recorded in such  register  pursuant to the terms hereof as a Lender for all purposes of this  Agreement.  The register  described  herein  shall be available  for  inspection  by Borrower and any Lender,  at any reasonable time upon reasonable prior notice.

(e)      A Lender may  furnish  any  information  concerning  Credit  Parties in the  possession  of such  Lender  from time to time to assignees and participants  (including  prospective assignees and participants);  provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 9.13.

8.2.     Agent.

(a)      Appointment.  Each Lender  hereby  designates  and  appoints GE Capital as its Agent under this  Agreement  and the other Loan
Documents,  and each Lender  hereby  irrevocably  authorizes  Agent to execute and deliver the  Collateral  Documents  and to take such action or to refrain from taking such action on its behalf under the  provisions of this  Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein,  together with such other powers as are reasonably  incidental thereto.  Agent is authorized  and empowered to amend,  modify,  or waive any  provisions  of this  Agreement or the other Loan  Documents on behalf of
Lenders subject to the requirement  that certain of Lenders'  consent be obtained in certain  instances as provided in this Section 8.2 and  Section 9.2.  The  provisions of this  Section 8.2  are solely for the benefit of Agent and Lenders and neither  Borrowers nor any other Credit Party shall have any rights as a third party  beneficiary  of any of the  provisions  hereof.  In performing its functions and  duties  under this  Agreement,  Agent  shall act  solely as agent of  Lenders  and does not assume and shall not be deemed to have assumed any obligation  toward or  relationship  of agency or trust with or for Borrowers or any other Credit Party.  Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

(b)      Nature of Duties.  The duties of Agent shall be mechanical  and  administrative  in nature.  Agent shall not have by reason of this Agreement a fiduciary  relationship in respect of any Lender.  Nothing in this Agreement or any of the Loan Documents,  express or implied,  is intended to or shall be construed  to impose upon Agent any  obligations  in respect of this  Agreement or any of the Loan
Documents  except as expressly set forth herein or therein.  Each Lender shall make its own independent  investigation of the financial condition  and affairs of each Credit Party in connection  with the  extension of credit  hereunder and shall make its own appraisal of the  creditworthiness of each Credit Party, and Agent shall have no duty or responsibility,  either initially or on a continuing basis, to provide any Lender with any credit or other  information with respect thereto (other than as expressly  required  herein).  If Agent seeks the  consent or  approval of any Lenders to the taking or  refraining  from  taking any action  hereunder,  then Agent shall send notice  thereof to each  Lender.  Agent  shall  promptly  notify  each  Lender  any time that the  Requisite  Lenders or  Supermajority
Revolving Lenders have instructed Agent to act or refrain from acting pursuant hereto.

(c)      Rights,  Exculpation,  Etc.  Neither  Agent nor any of its  officers,  directors,  employees  or agents shall be liable to any
Lender for any action taken or omitted by them hereunder or under any of the Loan  Documents,  or in connection  herewith or therewith, except  that  Agent  shall be liable  to the  extent of its own  gross  negligence  or  willful  misconduct  as  determined  by a final non-appealable  order by a court of  competent  jurisdiction.  Agent  shall not be liable  for any  apportionment  or  distribution  of payments made by it in good faith and if any such  apportionment or distribution is subsequently  determined to have been made in error the sole  recourse of any Lender to whom payment was due but not made,  shall be to recover from other Lenders any payment in excess of the amount to which  they are  determined  to be  entitled  (and such  other  Lenders  hereby  agree to return to such  Lender any such erroneous payments received by them). In no event shall Agent be liable for punitive,  special,  consequential,  incidental,  exemplary or other similar  damages.  In performing  its functions  and duties  hereunder,  Agent shall  exercise the same care which it would in dealing with loans for its own account,  but neither Agent nor any of its agents or representatives  shall be responsible to any Lender for any recitals,  statements,  representations  or  warranties  herein or for the  execution,  effectiveness,  genuineness,  validity, enforceability,  collectibility,  or  sufficiency  of this  Agreement  or any of the Loan  Documents or the  transactions  contemplated thereby,  or for the financial  condition of any Credit Party.  Agent shall not be required to make any inquiry  concerning  either the performance  or  observance  of any of the terms,  provisions  or  conditions  of this  Agreement  or any of the Loan  Documents or the financial  condition of any Credit Party, or the existence or possible  existence of any Default or Event of Default.  Agent may at any
time request instructions from Requisite Lenders,  Supermajority  Revolving Lenders or all affected Lenders with respect to any actions or  approvals  which by the terms of this  Agreement  or of any of the Loan  Documents  Agent is  permitted  or  required to take or to grant.  If such  instructions  are  promptly  requested,  Agent shall be  absolutely  entitled to refrain  from taking any action or to withhold any approval and shall not be under any liability  whatsoever to any Person for refraining  from any action or withholding any approval under any of the Loan  Documents  until it shall have received such  instructions  from the Requisite  Lenders,  Supermajority
Revolving  Lenders or such other portion of the Lenders as shall be prescribed by this Agreement.  Without  limiting the foregoing,  no
Lender  shall have any right of action  whatsoever  against  Agent as a result of Agent  acting or  refraining  from acting  under this
Agreement  or any of the other Loan  Documents in  accordance  with the  instructions  of Requisite  Lenders,  Supermajority  Revolving
Lenders or all affected Lenders, as applicable;  and,  notwithstanding the instructions of Requisite Lenders,  Supermajority  Revolving
Lenders or all affected Lenders, as applicable,  Agent shall have no obligation to take any action if it believes,  in good faith, that such  action  is  deemed  to be  illegal  by Agent or  exposes  Agent  to any  liability  for  which it has not  received  satisfactory indemnification in accordance with Section 8.2(e).

(d)      Reliance.  Agent  shall be entitled  to rely,  and shall be fully  protected  in  relying,  upon any written or oral  notices, statements,  certificates,  orders or other documents or any telephone message or other  communication  (including any writing,  telex, fax or  telegram)  believed by it in good faith to be genuine and correct and to have been signed,  sent or made by the proper  Person, and with respect to all matters  pertaining  to this  Agreement or any of the Loan  Documents and its duties  hereunder or  thereunder.
Agent shall be entitled to rely upon the advice of legal counsel,  independent accountants,  and other experts selected by Agent in its sole discretion.

(e)      Indemnification.  Lenders will reimburse and indemnify  Agent for and against any and all  liabilities,  obligations,  losses, damages,  penalties,  actions,  judgments,  suits,  costs,  expenses  (including,  without  limitation,  attorneys' fees and expenses), advances or disbursements  of any kind or nature  whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating  to or  arising  out of this  Agreement  or any of the Loan  Documents  or any action  taken or  omitted  by Agent  under this
Agreement  or any of the Loan  Documents,  in  proportion  to each  Lender's  Pro Rata  Share,  but only to the extent  that any of the foregoing is not  reimbursed  by  Borrowers;  provided,  however,  that no Lender shall be liable for any portion of such  liabilities, obligations,  losses,  damages,  penalties,  actions,  judgments,  suits,  costs,  expenses,  advances or  disbursements  to the extent resulting from Agent's gross  negligence or willful  misconduct as determined by a final  non-appealable  order by a court of competent jurisdiction.  If any  indemnity  furnished  to Agent for any  purpose  shall,  in the  opinion  of Agent,  be  insufficient  or become impaired,  Agent may call for additional  indemnity and cease, or not commence,  to do the acts indemnified against even if so directed by the  Requisite  Lenders,  Supermajority  Revolving  Lenders or such  other  portion of the  Lenders as shall be  prescribed  by this
Agreement  until such  additional  indemnity is  furnished.  The  obligations  of Lenders under this  Section 8.2(e)  shall survive the payment in full of the Obligations and the termination of this Agreement.

(f)      GE Capital  Individually.  With respect to its Commitments  hereunder,  GE Capital shall have and may exercise the same rights and powers  hereunder  and is subject  to the same  obligations  and  liabilities  as and to the extent set forth  herein for any other
Lender. The terms "Lenders",  "Requisite  Lenders",  "Supermajority  Revolving Lenders" or any similar terms shall,  unless the context clearly  otherwise  indicates,  include  GE  Capital  in its  individual  capacity  as a  Lender  or one of the  Requisite  Lenders  or
Supermajority Revolving Lenders. GE Capital,  either directly or through strategic  affiliations,  may lend money to, acquire equity or other ownership  interests in, provide advisory  services to and generally engage in any kind of banking,  trust or other business with any Credit Party as if it were not acting as Agent  pursuant  hereto and without any duty to account  therefor to Lenders.  GE Capital, either  directly or through  strategic  affiliations,  may accept fees and other  consideration  from any Credit  Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

(g)      Successor Agent.

(i)      Resignation.  Agent may resign from the  performance  of all its agency  functions and duties  hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower  Representative  and Lenders.  Such resignation  shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (ii) below or as otherwise provided in clause (ii) below.

(ii)     Appointment of Successor.  Upon any such notice of resignation  pursuant to clause (i) above,  Requisite Lenders shall appoint a successor Agent which,  unless an Event of Default has occurred and is continuing,  shall be reasonably  acceptable to Borrowers.  If a successor  Agent shall not have been so appointed  within the thirty (30)  Business Day period  referred to in clause (i) above,  the retiring  Agent,  upon  notice to Borrower  Representative,  shall then  appoint a successor  Agent who shall serve as Agent until such time, if any, as Requisite Lenders appoint a successor Agent as provided above.

(iii)    Successor  Agent.  Upon the  acceptance  of any  appointment  as Agent under the Loan  Documents  by a successor  Agent,  such successor  Agent shall  thereupon  succeed to and become  vested with all the rights,  powers,  privileges  and duties of the  retiring
Agent,  and the  retiring  Agent shall be  discharged  from its duties and  obligations  under the Loan  Documents.  After any retiring
Agent's  resignation  as Agent,  the provisions of this  Section 8.2  shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in its capacity as Agent.

(h)      Collateral Matters.

(i)      Release of Collateral.  Lenders hereby irrevocably  authorize Agent, at its option and in its discretion,  to release any Lien granted  to or held by Agent  upon any  Collateral  (x) upon  termination  of the  Commitments  and  payment  and  satisfaction  of all
Obligations  (other than  contingent  indemnification  obligations  to the extent no claims giving rise thereto have been  asserted) or
(y) constituting  property  being sold or disposed of if Borrowers  (or any of them) certify to Agent that the sale or  disposition  is made in compliance  with the  provisions of this  Agreement  (and Agent may rely in good faith  conclusively  on any such  certificate, without further inquiry).

(ii)     Confirmation  of  Authority;  Execution  of  Releases.  Without in any manner  limiting  Agent's  authority to act without any specific  or further  authorization  or  consent  by Lenders  (as set forth in  Section 8.2(h)(i)),  each  Lender  agrees to confirm in writing, upon request by Agent or Borrower  Representative,  the authority to release any Collateral conferred upon Agent under clauses
(x) and (y) of  Section 8.2(h)(i).  Upon receipt by Agent of any required  confirmation  from the Requisite Lenders of its authority to release any  particular  item or types of  Collateral,  and upon at least ten (10)  Business  Days' prior  written  request by Borrower
Representative,  Agent shall (and is hereby  irrevocably  authorized  by Lenders to) execute  such  documents  as may be  necessary  to evidence the release of the Liens granted to Agent upon such  Collateral;  provided,  however,  that (x) Agent shall not be required to execute any such document on terms which,  in Agent's  opinion,  would expose Agent to liability or create any obligation or entail any consequence  other  than the  release of such  Liens  without  recourse  or  warranty,  and  (y) such  release  shall not in any manner discharge,  affect or impair the  Obligations  or any Liens upon (or  obligations  of any Credit  Party,  in respect of), all interests retained by any Credit Party, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(iii)    Absence of Duty.  Agent shall have no obligation  whatsoever to any Lender,  L/C Issuer or any other Person to assure that the property covered by the Collateral  Documents  exists or is owned by Borrowers or any other Credit Party or is cared for,  protected or insured or has been encumbered or that the Liens granted to Agent have been properly or sufficiently  or lawfully  created,  perfected, protected or enforced or are entitled to any particular  priority,  or to exercise at all or in any particular manner or under any duty of care,  disclosure or fidelity,  or to continue exercising,  any of the rights,  authorities and powers granted or available to Agent in this  Section 8.2(h) or in any of the Loan Documents,  it being understood and agreed that in respect of the property covered by the
Collateral  Documents  or any act,  omission or event  related  thereto,  Agent may act in any manner it may deem  appropriate,  in its discretion,  given  Agent's own  interest in property  covered by the  Collateral  Documents as one of the Lenders and that Agent shall have no duty or liability  whatsoever to any of the other  Lenders,  provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

(i)      Agency for  Perfection.  Agent and each  Lender  hereby  appoint  each  other  Lender as agent for the  purpose of  perfecting
Agent's security interest in assets which, in accordance with the Code in any applicable  jurisdiction,  can be perfected by possession or control.  Should any Lender  (other than Agent)  obtain  possession  or control of any such  assets,  such Lender shall notify Agent thereof,  and,  promptly upon Agent's request therefor,  shall deliver such assets to Agent or in accordance with Agent's  instructions or  transfer  control  to Agent  in  accordance  with  Agent's  instructions.  Each  Lender  agrees  that it will  not  have any  right individually  to enforce or seek to enforce any  Collateral  Document or to realize upon any  collateral  security for the Loans unless instructed to do so by Agent in writing, it being understood and agreed that such rights and remedies may be exercised only by Agent.

(j)      Notice of  Default.  Agent  shall not be deemed to have  knowledge  or notice of the  occurrence  of any  Default  or Event of
Default  except with respect to defaults in the payment of  principal,  interest and Fees  required to be paid to Agent for the account of Lenders,  unless Agent shall have received  written  notice from a Lender or Borrower  Representative  referring to this  Agreement, describing  such Default or Event of Default and stating that such notice is a "notice of default".  Agent will use reasonable  efforts to notify each Lender of its receipt of any such notice,  unless such notice is with  respect to defaults in the payment of  principal, interest  and fees,  in which case Agent will  notify  each  Lender of its  receipt of such  notice.  Agent shall take such action with respect to such Default or Event of Default as may be requested by Requisite  Lenders in accordance  with  Section 6.  Unless and until
Agent has received any such request,  Agent may (but shall not be obligated  to) take such action,  or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

(k)      Lender  Actions  Against  Collateral.  Each  Lender  agrees  that it will not take any action,  nor  institute  any actions or proceedings,  with  respect to the Loans,  against any  Borrower or any Credit  Party  hereunder  or under the other Loan  Documents or against any of the Real Estate  encumbered  by  Mortgages  without the consent of the Required  Lenders.  With respect to any action by
Agent to enforce the rights and  remedies of Agent and the  Lenders  under this  Agreement  and the other Loan  Documents,  each Lender hereby consents to the  jurisdiction  of the court in which such action is maintained,  and agrees to deliver its Notes to Agent to the extent  necessary to enforce the rights and remedies of Agent for the benefit of the Lenders  under the  Mortgages in  accordance  with the provisions hereof.

8.3.     Set Off and Sharing of Payments.  In addition to any rights now or hereafter  granted under  applicable  law and not by way of limitation of any such rights,  during the  continuance of any Event of Default,  each Lender is hereby  authorized by Borrowers at any time or from time to time, with reasonably prompt subsequent notice to Borrower  Representative  (any prior or  contemporaneous  notice being hereby expressly  waived) to set off and to appropriate and to apply any and all  (A) balances  held by such Lender at any of its offices for the account of any Borrower or any of its  Subsidiaries  (regardless  of whether such  balances are then due to Borrower or its  Subsidiaries),  and  (B) other  property  at any time held or owing by such  Lender to or for the credit or for the account of any
Borrower or any of its  Subsidiaries,  against and on account of any of the Obligations;  except that no Lender shall exercise any such right  without the prior  written  consent of Agent.  Any Lender  exercising a right to set off shall  purchase for cash (and the other
Lenders  shall sell)  interests  in each of such other  Lender's Pro Rata Share of the  Obligations  as would be necessary to cause all
Lenders to share the amount so set off with each other Lender in accordance  with their  respective Pro Rata Shares.  Borrowers  agree, to the fullest  extent  permitted  by law,  that any Lender may  exercise its right to set off with respect to amounts in excess of its
Pro Rata Share of the  Obligations  and upon doing so shall  deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

8.4.     Disbursement of Funds.  Agent may, on behalf of Lenders,  disburse funds to Borrowers for Loans  requested.  Each Lender shall reimburse  Agent on demand for all funds  disbursed on its behalf by Agent,  or if Agent so  requests,  each Lender will remit to Agent its Pro Rata Share of any Loan  before  Agent  disburses  same to  Borrowers.  If Agent  elects to require  that each Lender make funds available to Agent prior to a disbursement  by Agent to Borrowers,  Agent shall advise each Lender by telephone or fax of the amount of such Lender's Pro Rata Share of the Loan  requested by Borrower  Representative  no later than 1:00 p.m. (New York time) on the Funding
Date applicable  thereto,  and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire  transfer to Agent's  account on such Funding  Date. If any Lender fails to pay the amount of its Pro Rata Share within one (1)
Business Day after Agent's demand,  Agent shall promptly notify Borrower  Representative,  and Borrowers shall  immediately  repay such amount to  Agent.  Any  repayment  required  pursuant  to this  Section 8.4  shall be  without  premium  or  penalty.  Nothing  in this
Section 8.4 or elsewhere in this Agreement or the other Loan  Documents,  including the provisions of  Section 8.5,  shall be deemed to require  Agent to advance  funds on behalf of any Lender or to  relieve  any Lender  from its  obligation  to fulfill  its  commitments hereunder  or to  prejudice  any rights that Agent or  Borrowers  may have against any Lender as a result of any default by such Lender hereunder.

8.5.     Disbursements of Advances; Payment.

(a)      Advances; Payments.

(i)      Agent shall notify  Revolving  Lenders,  promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m.  (New York time) on the date such Notice of a Revolving  Credit  Advance is received,  by fax,  telephone or other similar form of  transmission.  Each Revolving  Lender shall make the amount of such Lender's Pro Rata Share of such  Revolving  Credit Advance available to Agent in same day funds by wire transfer to Agent's  account as set forth in Section  1.1(e) not later than 3:00 p.m. (New
York time) on the  requested  Funding  Date in the case of an Index  Rate  Loans and not later  than 11:00 a.m.  (New York time) on the requested  Funding Date in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole  discretion,  before receipt of such wire transfers),  subject to the terms hereof,  Agent shall make the requested Revolving Credit Advance to Borrowers as designated by Borrower  Representative  in the Notice of Revolving Credit Advance.  All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.

(ii)     At least once each calendar week or more frequently at Agent's election (each, a "Settlement  Date"),  Agent shall advise each
Lender by  telephone  or fax of the amount of such  Lender's  Pro Rata Share of  principal,  interest  and Fees paid for the benefit of
Lenders with respect to each  applicable  Loan.  Provided that each Lender has funded all payments and Advances  required to be made by it and  purchased  all  participations  required to be purchased  by it under this  Agreement  and the other Loan  Documents as of such
Settlement  Date,  Agent shall pay to each Lender such Lender's Pro Rata Share of principal,  interest and Fees paid by Borrowers since the previous  Settlement  Date for the benefit of such Lender on the Loans held by it. Such payments  shall be made by wire transfer to such Lender's  account (as specified by such Lender in Annex E or the  applicable  Assignment  Agreement) not later than 2:00 p.m. (New
York time) on the next Business Day following each Settlement  Date. To the extent that any Lender (a "Non-Funding  Lender") has failed to fund all such  payments and Advances or failed to fund the purchase of all such  participations,  Agent shall be entitled to set off the funding shortfall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrowers.

(b)      Availability  of Lender's  Pro Rata Share.  Agent may assume that each  Revolving  Lender will make its Pro Rata Share of each
Revolving  Credit  Advance  available  to Agent on each  Funding  Date.  If such Pro Rata Share is not, in fact,  paid to Agent by such
Revolving  Lender when due,  Agent will be  entitled  to recover  such amount on demand  from such  Revolving  Lender  without  setoff, counterclaim  or deduction of any kind. If any Revolving  Lender fails to pay the amount of its Pro Rata Share  forthwith  upon Agent's demand,  Agent shall promptly notify Borrower  Representative  and Borrowers shall immediately  repay such amount to Agent.  Nothing in this  Section 8.5(b)  or elsewhere in this Agreement or the other Loan  Documents  shall be deemed to require Agent to advance funds on behalf of any  Revolving  Lender or to relieve any Revolving  Lender from its  obligation  to fulfill its  Commitments  hereunder or to prejudice  any rights  that  Borrowers  may have  against any  Revolving  Lender as a result of any  default by such  Revolving  Lender hereunder.  To the extent that Agent  advances funds to Borrowers on behalf of any Revolving  Lender and is not reimbursed  therefor on the same Business Day as such Advance is made,  Agent shall be entitled to retain for its account all interest  accrued on such Advance until reimbursed by the applicable Revolving Lender.

(c)      Return of Payments.

(i)      If Agent pays an amount to a Lender  under this  Agreement  in the belief or  expectation  that a related  payment has been or will be received by Agent from  Borrowers  and such related  payment is not  received by Agent,  then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

(ii)     If Agent  determines at any time that any amount  received by Agent under this  Agreement  must be returned to any Borrower or paid to any other  Person  pursuant to any  insolvency  law or  otherwise,  then,  notwithstanding  any other term or condition of this
Agreement or any other Loan Document,  Agent will not be required to distribute any portion  thereof to any Lender.  In addition,  each
Lender will repay to Agent on demand any portion of such amount that Agent has  distributed  to such Lender,  together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person,  without setoff,  counterclaim or deduction of any kind.

(d)      Non-Funding  Lenders.  The failure of any Non-Funding  Lender to make any Revolving  Credit Advance or any payment required by it hereunder,  shall not relieve any other Lender (each such other  Revolving  Lender,  an "Other  Lender") of its  obligations to make such Advance on such date, but neither any Other Lender nor Agent shall be  responsible  for the failure of any  Non-Funding  Lender to make an  Advance  or make any other  payment  required  hereunder.  Notwithstanding  anything  set  forth  herein  to the  contrary,  a
Non-Funding  Lender shall not have any voting or consent  rights under or with respect to any Loan Document or constitute a "Lender" or a "Revolving  Lender" (or be included in the calculation of "Requisite  Lenders" or "Supermajority  Revolving  Lenders"  hereunder) for any voting or consent rights under or with respect to any Loan Document.

(e)      Dissemination  of  Information.  Agent shall use reasonable  efforts to provide Lenders with any notice of Default or Event of
Default  received by Agent from,  or  delivered by Agent to, any Credit  Party,  with notice of any Event of Default of which Agent has actually  become aware and with notice of any action taken by Agent following any Event of Default;  provided,  that Agent shall not be liable to any Lender for any failure to do so.

(f)      Actions in Concert.  Anything in this  Agreement to the contrary  notwithstanding,  each Lender  hereby agrees with each other
Lender that no Lender  shall take any action to protect or enforce its rights  arising out of this  Agreement  or the Notes  (including exercising  any rights of setoff)  without  first  obtaining the prior written  consent of Agent and  Requisite  Lenders,  it being the intent of Lenders that any such action to protect or enforce  rights under this  Agreement  and the Notes shall be taken in concert and at the  direction or with the consent of Agent or Requisite  Lenders.  Agent is  authorized  to issue all notices to be issued by or on behalf of the Lenders with respect to any Subordinated Debt and the Senior Notes.

SECTION 9.

                                                             MISCELLANEOUS

9.1.     Indemnities.  Borrowers agree,  jointly and severally,  to indemnify,  pay, and hold Agent,  each Lender,  each L/C Issuer and their respective  officers,  directors,  employees,  agents,  and attorneys (the  "Indemnitees")  harmless from and against any and all liabilities,  obligations,  losses, damages, penalties, actions, judgments, suits, claims, costs and expenses (including all reasonable fees and expenses of counsel to such  Indemnitees)  of any kind or nature  whatsoever  that may be imposed on, incurred by, or asserted against the Indemnitee as a result of such  Indemnitees  being a party to this Agreement or the  transactions  consummated  pursuant to this  Agreement or otherwise  relating to any of the Related  Transactions;  provided,  that  Borrowers  shall have no obligation to an
Indemnitee  hereunder  with respect to  liabilities to the extent  resulting  from the gross  negligence or willful  misconduct of that
Indemnitee  as  determined  by a  court  of  competent  jurisdiction.  If and to the  extent  that  the  foregoing  undertaking  may be unenforceable  for any reason,  Borrowers  agree to make the maximum  contribution  to the payment and  satisfaction  thereof  which is permissible under applicable law.

9.2.     Amendments and Waivers.

(a)      Except for  actions  expressly  permitted  to be taken by Agent,  no  amendment,  modification,  termination  or waiver of any provision of this Agreement or any other Loan  Document,  or any consent to any departure by any Credit Party  therefrom,  shall in any event be effective  unless the same shall be in writing and signed by  Borrowers,  and by Requisite  Lenders,  Supermajority  Revolving
Lenders  or all  affected  Lenders,  as  applicable.  Except  as set  forth  in  clauses  (b)  and  (c)  below,  all  such  amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

(b)      No  amendment,  modification,  termination  or waiver of or consent  with  respect to any  provision  of this  Agreement  that increases the  percentage  advance  rates set forth in the  definition of the OSI  Borrowing  Base,  the OSF Borrowing  Base or the OSV
Borrowing  Base,  or that makes less  restrictive  the  nondiscretionary  criteria for exclusion  from  Eligible  Accounts and Eligible
Inventory  set forth in  Exhibit 4.9(d),  shall be  effective  unless the same shall be in writing  and signed by Agent,  Supermajority
Revolving  Lenders and  Borrowers.  No amendment,  modification,  termination  or waiver of or consent with respect to any provision of this  Agreement  that  waives  compliance  with the  conditions  precedent  set forth in  Section 7.2  to the making of any Loan or the incurrence of any Letter of Credit  Obligations  shall be effective unless the same shall be in writing and signed by Agent,  Requisite
Lenders and Borrowers.

(c)      No  amendment,  modification,  termination  or waiver  shall,  unless in writing and signed by Agent and each Lender  directly affected  thereby:  (i) increase  the principal  amount of any Lender's  Commitment  (which action shall be deemed only to affect those
Lenders whose  Commitments  are increased  and may be approved by Requisite  Lenders,  including  those Lenders whose  Commitments  are increased);  (ii) reduce  the  principal  of,  rate of  interest  on or Fees  payable  with  respect  to any Loan or  Letter  of Credit
Obligations of any affected  Lender;  (iii) extend  any scheduled  payment date or final  maturity date of the principal  amount of any
Loan of any affected Lender;  (iv) waive,  forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender
(which  action shall be deemed only to affect those  Lenders to whom such  payments are made);  (v) release  any Guaranty or, except as otherwise  permitted  in  Section 3.7,  release  Collateral  with a book  value  exceeding  5% of the book  value of all  assets in the aggregate  in any one (1) year (which  action  shall be deemed to directly  affect all  Lenders);  (vi) change  the  percentage  of the
Commitments  or of the  aggregate  unpaid  principal  amount of the Loans that shall be required for Lenders or any of them to take any action  hereunder;  and (vii) amend or waive this  Section 9.2 or the definitions of the terms  "Requisite  Lenders" or  "Supermajority
Revolving  Lenders" insofar as such definitions  affect the substance of this  Section 9.2.  Furthermore,  no amendment,  modification, termination  or waiver  affecting the rights or duties of Agent or L/C Issuers under this Agreement or any other Loan Document shall be effective  unless in writing and signed by Agent or L/C Issuers,  as the case may be, in addition to Lenders  required  hereinabove  to take such action.  Each  amendment,  modification,  termination or waiver shall be effective only in the specific  instance and for the specific  purpose for which it was given.  No  amendment,  modification,  termination  or waiver  shall be  required  for Agent to take additional  Collateral pursuant to any Loan Document.  No amendment,  modification,  termination or waiver of any provision of any Note shall be  effective  without  the written  concurrence  of the holder of that Note.  No notice to or demand on any Credit  Party in any case  shall  entitle  such  Credit  Party or any other  Credit  Party to any other or  further  notice  or demand in  similar  or other circumstances.  Any amendment,  modification,  termination,  waiver or consent  effected in accordance with this  Section 9.2  shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

9.3.     Notices.  Any notice or other  communication  required  shall be in writing  addressed  to the  respective  party as set forth below and may be  personally  served,  telecopied,  sent by  overnight  courier  service or U.S.  mail and shall be deemed to have been given:  (a) if delivered in person,  when delivered;  (b) if delivered by fax, on the date of transmission if transmitted on a Business
Day before  4:00 p.m.  New York Time;  (c) if  delivered  by overnight  courier,  one (1)  Business  Day after  delivery to the courier properly  addressed;  or (d) if  delivered by U.S.  mail,  four (4)  Business  Days after  deposit  with  postage  prepaid and properly addressed.

                  Notices shall be addressed as follows:

                           If to Borrower Representative:     O'SULLIVAN INDUSTRIES, INC.
                                                              1900 Gulf Street
                                                              Lamar, Missouri 64759
                                                              ATTN:    President, Chief Financial Officer and General Counsel
                                                              Fax:  (417) 682-8120

                           With a copy to:                    KIRKLAND & ELLIS LLP
                                                              Citigroup Center
                                                              153 East 53rd Street
                                                              New York, NY 10022-4675
                                                              ATTN:    Joshua N. Korff, Kimberly P. Taylor
                                                              Fax:  (212) 446-4900

                           If to Agent or GE Capital:         GENERAL ELECTRIC CORPORATION
                                                              335 Madison Avenue
                                                              12th Floor
                                                              New York, New York 10017
                                                              ATTN:    O'Sullivan Account Officer
                                                              Fax:  (212) 983-8767

                           With a copy to:                    GENERAL ELECTRIC CAPITAL CORPORATION
                                                              201 High Ridge Road
                                                              Stamford, Connecticut  06927-5100
                                                              ATTN:  Corporate Counsel
                                                              Corporate Financial Services - Global Sponsor Finance
                                                              Fax:  (203) 316-7899

                                                              and

                                                              GENERAL ELECTRIC CAPITAL CORPORATION
                                                              500 West Monroe Street
                                                              Chicago, Illinois 60661
                                                              ATTN:  Corporate Counsel
                                                              Corporate Financial Services - Global Sponsor Finance
                                                              Fax:  (312) 441-6876

                           If to a Lender:                    To  the  address  set  forth  on  the  signature  page  hereto  or in the applicable Assignment Agreement

9.4.     Failure or Indulgence  Not Waiver;  Remedies  Cumulative.  No failure or delay on the part of Agent or any Lender to exercise, nor any partial  exercise  of, any power,  right or  privilege  hereunder  or under any other Loan  Documents  shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default.  All rights and remedies  existing  hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

9.5.     Marshaling;  Payments Set Aside.  Neither Agent nor any Lender shall be under any  obligation to marshal any assets in payment of any or all of the  Obligations.  To the extent that  Borrowers  make  payment(s) or Agent  enforces its Liens or Agent or any Lender exercises  its right of set-off,  and such  payment(s)  or the proceeds of such  enforcement  or set-off is  subsequently  invalidated, declared to be fraudulent or  preferential,  set aside,  or required to be repaid by anyone,  then to the extent of such recovery,  the
Obligations or part thereof originally  intended to be satisfied,  and all Liens,  rights and remedies  therefor,  shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

9.6.     Severability.  The invalidity,  illegality,  or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions of the Loan Documents.

9.7.     Lenders'  Obligations  Several;  Independent Nature of Lenders' Rights. The obligation of each Lender hereunder is several and not joint and no Lender shall be  responsible  for the  obligation or commitment of any other Lender  hereunder.  In the event that any
Lender at any time should fail to make a Loan as herein  provided,  the Lenders,  or any of them,  at their sole  option,  may make the
Loan that was to have been made by the Lender so  failing  to make such Loan.  Nothing  contained  in any Loan  Document  and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute  Lenders to be a partnership,  an association,  a joint  venture or any other  kind of  entity.  The  amounts  payable  at any time  hereunder  to each  Lender  shall be a separate  and independent debt.

9.8.     Headings.  Section and subsection  headings are included  herein for  convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

9.9.     Applicable  Law. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS  WHICH DOES NOT EXPRESSLY SET FORTH  APPLICABLE LAW SHALL
BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE  WITH THE INTERNAL  LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO
CONFLICTS OF LAW PRINCIPLES WHICH SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

9.10.    Successors  and  Assigns.  This  Agreement  shall be binding  upon and inure to the  benefit of the  parties  hereto and their respective  successors  and assigns  except that  Borrowers may not assign their rights or  obligations  hereunder  without the written consent of all Lenders.

9.11.    No  Fiduciary  Relationship;  Limited  Liability.  No  provision in the Loan  Documents  and no course of dealing  between the parties  shall be deemed to create any fiduciary  duty owing to any Credit Party by Agent or any Lender.  Each Credit Party agrees that neither Agent nor any Lender shall have  liability to such Credit Party  (whether  sounding in tort,  contract or otherwise) for losses suffered by such Credit  Party in  connection  with,  arising out of, or in any way related to the  transactions  contemplated  and the relationship  established by the Loan Documents,  or any act,  omission or event occurring in connection  therewith,  unless and to the extent  that it is  determined  that such losses  resulted  from the gross  negligence  or willful  misconduct  of the party from which recovery is sought as determined by a final  non-appealable  order by a court of competent  jurisdiction.  Neither Agent nor any Lender shall have any  liability  with  respect to, and each Credit  Party  hereby  waives,  releases  and agrees not to sue for, any special, indirect or consequential  damages suffered by such Credit Party in connection with,  arising out of, or in any way related to the Loan
Documents or the transactions contemplated thereby.

9.12.    Construction.  Agent,  each Lender,  Borrowers and each other Credit Party  acknowledge  that each of them has had the benefit of legal counsel of its own choice and has been afforded an  opportunity  to review the Loan  Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by Agent, each Lender, Borrowers and each other Credit Party.

9.13.    Confidentiality.  Agent and each Lender agree to exercise their best efforts to keep  confidential any non-public  information delivered  pursuant to the Loan  Documents and  identified as such by Borrowers and not to disclose such  information  to Persons other than to  potential  assignees  or  participants  or to Persons  employed by or engaged by Agent,  a Lender or a Lender's  assignees  or participants including attorneys,  auditors,  professional consultants,  rating agencies, insurance industry associations and portfolio management services.  The confidentiality  provisions contained in this Section 9.13 shall not apply to disclosures  (i) required to be made by Agent or any Lender to any  regulatory  or  governmental  agency or pursuant  to legal  process or  (ii) consisting  of general portfolio  information that does not identify  Borrowers.  The obligations of Agent and Lenders under this Section 9.13 shall supersede and replace the  obligations  of Agent and Lenders  under any  confidentiality  agreement  in respect of this  financing  executed  and delivered by Agent or any Lender prior to the date  hereof.  Notwithstanding  anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of  confidentiality  contained herein and therein,  as they relate to the  transactions  contemplated by the Credit  Agreement and the other loan documents (the  "Transaction"), shall not apply to the federal tax  structure or federal tax  treatment of the  Transaction,  and each party hereto (and any  employee, representative,  agent of any party  hereto) may  disclose to any and all  persons,  without  limitation  of any kind,  the federal tax structure and federal tax treatment of the  Transaction.  The preceding  sentence is intended to cause the Transaction to be treated as not having been offered under conditions of  confidentiality  for purposes of Section  1.6011-4(b)(3)  (or any successor  provision) of the Treasury  Regulations  promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner  consistent with such purpose.  In addition,  each party hereto  acknowledges  that it has no proprietary or exclusive rights to the federal tax structure of the Transaction or any federal tax matter or federal tax idea related to the Transaction.

9.14.    CONSENT TO  JURISDICTION.  BORROWERS  AND CREDIT  PARTIES  HEREBY  CONSENT TO THE  JURISDICTION  OF ANY STATE OR FEDERAL COURT
LOCATED  WITHIN  NEW YORK  COUNTY,  STATE OF NEW YORK AND  IRREVOCABLY  AGREE  THAT,  SUBJECT  TO  AGENT'S  ELECTION,  ALL  ACTIONS  OR
PROCEEDINGS  ARISING OUT OF OR RELATING TO THIS  AGREEMENT OR THE OTHER LOAN  DOCUMENTS  SHALL BE  LITIGATED IN SUCH COURTS.  BORROWERS
AND CREDIT  PARTIES  EXPRESSLY  SUBMIT AND  CONSENT TO THE  JURISDICTION  OF THE  AFORESAID  COURTS AND WAIVE ANY  DEFENSE OF FORUM NON
CONVENIENS.  BORROWERS  AND CREDIT  PARTIES  HEREBY  WAIVE  PERSONAL  SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF
PROCESS MAY BE MADE UPON  BORROWERS  AND CREDIT  PARTIES BY  CERTIFIED OR  REGISTERED  MAIL,  RETURN  RECEIPT  REQUESTED,  ADDRESSED TO
BORROWER  REPRESENTATIVE,  AT THE ADDRESS  SET FORTH IN THIS  AGREEMENT  AND SERVICE SO MADE SHALL BE COMPLETE  TEN (10) DAYS AFTER THE
SAME HAS BEEN POSTED.

9.15.    WAIVER OF JURY TRIAL.  BORROWERS,  CREDIT  PARTIES,  AGENT AND EACH LENDER  HEREBY  WAIVE  THEIR  RESPECTIVE  RIGHTS TO A JURY
TRIAL OF ANY CLAIM OR CAUSE OF ACTION  BASED UPON OR ARISING OUT OF THIS  AGREEMENT  AND THE OTHER LOAN  DOCUMENTS.  BORROWERS,  CREDIT
PARTIES, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS  RELATIONSHIP,  THAT EACH
HAS RELIED ON THE WAIVER IN  ENTERING  INTO THIS  AGREEMENT  AND THE OTHER LOAN  DOCUMENTS  AND THAT EACH WILL  CONTINUE TO RELY ON THE
WAIVER IN THEIR RELATED  FUTURE  DEALINGS.  BORROWERS,  CREDIT  PARTIES,  AGENT AND EACH LENDER WARRANT AND REPRESENT THAT EACH HAS HAD
THE  OPPORTUNITY  OF REVIEWING  THIS JURY WAIVER WITH LEGAL  COUNSEL,  AND THAT EACH  KNOWINGLY AND  VOLUNTARILY  WAIVES ITS JURY TRIAL
RIGHTS.

9.16.    Survival of Warranties and Certain  Agreements.  All agreements,  representations and warranties made herein shall survive the execution  and delivery of this  Agreement,  the making of the Loans,  issuances of Letters of Credit and the execution and delivery of the Notes.  Notwithstanding  anything in this  Agreement or implied by law to the  contrary,  the  agreements of Borrowers set forth in
Sections 1.3(g), 1.9, 1.10, 1.11, 2.5 and 9.1 shall survive the repayment of the Obligations and the termination of this Agreement.

9.17.    Entire  Agreement.  This  Agreement,  the Notes and the other Loan  Documents  embody the entire  agreement  among the parties hereto and supersede all prior commitments, agreements,  representations, and understandings,  whether oral or written, relating to the subject matter hereof,  and may not be contradicted or varied by evidence of prior,  contemporaneous,  or subsequent oral agreements or discussions  of the parties  hereto.  All Exhibits,  Schedules and Annexes  referred to herein are  incorporated  in this  Agreement by reference and constitute a part of this Agreement.

9.18.    Counterparts;  Effectiveness.  This Agreement and any  amendments,  waivers,  consents or  supplements  may be executed in any number of counterparts  and by different  parties hereto in separate  counterparts,  each of which when so executed and delivered shall be deemed an original,  but all of which  counterparts  together shall constitute but one in the same instrument.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

9.19.    Replacement of Lenders.

(a)      Within  fifteen (15) days after receipt by Borrower  Representative  of written  notice and demand from any Lender for payment pursuant to Section 1.10 or 1.11  or, as provided in this Section 9.19(c),  in the case of certain refusals by any Lender to consent to certain  proposed  amendments,  modifications,  terminations  or waivers  with  respect to this  Agreement  that have been  approved by
Requisite Lenders,  Supermajority  Revolving Lenders or all affected Lenders,  as applicable (any such Lender demanding such payment or refusing to so consent  being  referred to herein as an  "Affected  Lender"),  Borrowers  may, at their  option,  notify Agent and such
Affected Lender of its intention to do one of the following:

(i)      Borrowers may obtain, at Borrowers'  expense,  a replacement  Lender  ("Replacement  Lender") for such Affected Lender,  which
Replacement  Lender shall be reasonably  satisfactory to Agent. In the event Borrowers  obtain a Replacement  Lender that will purchase all  outstanding  Obligations  owed to such Affected  Lender and assume its  Commitments  hereunder  within ninety (90) days  following notice of  Borrowers'  intention  to do so, the  Affected  Lender  shall sell and  assign  all of its  rights and  delegate  all of its obligations under this Agreement to such Replacement  Lender in accordance with the provisions of Section 8.1,  provided that Borrowers have  reimbursed  such  Affected  Lender for any  administrative  fee  payable  pursuant  to  Section 8.1  and,  in any case where such replacement  occurs as the result of a demand for payment  pursuant to  Section 1.10 or 1.11,  paid all amounts  required to be paid to such Affected Lender pursuant to Section 1.10 or 1.11 through the date of such sale and assignment; or

(ii)     Borrowers may, with Agent's  consent,  prepay in full all outstanding  Obligations  owed to such Affected Lender and terminate such Affected  Lender's Pro Rata Share of the Revolving Loan  Commitment,  in which case the Revolving Loan  Commitment will be reduced by the amount of such Pro Rata Share.  Borrowers  shall,  within ninety (90) days following  notice of their intention to do so, prepay in full all outstanding  Obligations owed to such Affected Lender  (including,  in any case where such prepayment  occurs as the result of a demand for payment for increased costs,  such Affected  Lender's  increased costs for which it is entitled to reimbursement  under this  Agreement  through the date of such  prepayment),  and terminate  such Affected  Lender's  obligations  under the Revolving  Loan
Commitment.

(b)      In the case of a Non-Funding  Lender  pursuant to  Section 8.5(a),  at Borrower  Representative's  request,  Agent or a Person acceptable  to Agent shall have the right with  Agent's  consent  and in Agent's  sole  discretion  (but shall have no  obligation)  to purchase from any Non-Funding  Lender, and each Non-Funding  Lender agrees that it shall, at Agent's request,  sell and assign to Agent or such Person,  all of the Loans and Commitments of that Non-Funding  Lender for an amount equal to the principal balance of all Loans held by such  Non-Funding  Lender and all accrued  interest and Fees with respect  thereto  through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

(c)      If, in connection  with any proposed  amendment,  modification,  waiver or  termination  pursuant to Section 9.2 (a "Proposed
Change"):

(i)      requiring  the  consent of all  affected  Lenders,  the consent of  Requisite  Lenders is  obtained,  but the consent of other
Lenders  whose  consent is required is not obtained  (any such Lender whose consent is not obtained as described in this clause (i) and in clauses (ii) and (iii) below being referred to as a "Non-Consenting Lender"), or

(ii)     requiring the consent of Supermajority  Revolving  Lenders,  the consent of Requisite Lenders is obtained,  but the consent of
Supermajority Revolving Lenders is not obtained, or

then, so long as Agent is not a Non-Consenting  Lender, at Borrower  Representative's  request Agent, or a Person reasonably acceptable to Agent,  shall have the right with Agent's  consent and in Agent's sole  discretion  (but shall have no  obligation) to purchase from such Non-Consenting  Lenders, and such Non-Consenting  Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person,  all of the Loans and  Commitments  of such  Non-Consenting  Lenders for an amount equal to the  principal  balance of all
Loans held by the  Non-Consenting  Lenders  and all accrued  interest  and Fees with  respect  thereto  through the date of sale,  such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

9.20.    Delivery  of  Termination  Statements  and  Mortgage  Releases.  Upon  payment in full in cash and  performance  of all of the
Obligations  (other than  indemnification  Obligations),  termination of the  Commitments and a release of all claims against Agent and
Lenders,  and so long as no suits,  actions  proceedings,  or claims are pending or  threatened  against any  Indemnitee  asserting any damages,  losses or liabilities that are indemnified  liabilities  hereunder,  Agent shall promptly deliver to Borrower  Representative termination  statements,  mortgage  releases and other  documents  necessary or  appropriate  to evidence the  termination of the Liens securing payment of the Obligations.

9.21.    Subordination of Intercompany Debt.

(a)      Each Credit  Party  hereby  agrees that any  intercompany  Indebtedness  or other  intercompany  payables or  receivables,  or intercompany  advances  directly  or  indirectly  made by or owed to  such  Credit  Party  by any  other  Credit  Party  (collectively,
"Intercompany  Debt"),  of whatever  nature at any time  outstanding  shall be subordinate and subject in right of payment to the prior payment  in full in cash of the  Obligations.  Each  Credit  Party  hereby  agrees  that it will not,  while any  Event of  Default  is continuing,  accept any payment,  including by offset,  on any Intercompany  Debt until the Termination Date, in each case, except with the prior written consent of Agent.

(b)      In the event that any payment on any  Intercompany  Debt shall be received by a Credit  Party other than as  permitted by this
Section 9.21  before the Termination Date, such Credit Party shall receive such payments and hold the same in trust for,  segregate the same from its own assets and shall  immediately  pay over to, the Agent for the  benefit of the Agent and  Lenders all such sums to the extent necessary so that Agent and the Lenders shall have been paid in full, in cash, all Obligations owed or which may become owing.

(c)      Upon any payment or  distribution  of any assets of any Credit Party of any kind or  character,  whether in cash,  property or securities by set-off,  recoupment or otherwise,  to creditors in any  liquidation  or other  winding-up of such Credit Party or in the event of any  Proceeding,  Agent and Lenders shall first be entitled to receive  payment in full in cash, in accordance  with the terms of the  Obligations  and of this  Agreement,  of all amounts  payable  under or in respect of such  Obligations,  before any payment or distribution is made on, or in respect of, any Intercompany Debt, in any such Proceeding,  any distribution or payment,  to which Agent or any Lender would be entitled  except for the provisions  hereof shall be paid by such Credit Party,  or by any receiver,  trustee in bankruptcy,  liquidating  trustee,  agent or other  person  making such payment or  distribution  directly to Agent (for the benefit of
Agent and the Lenders) to the extent  necessary to pay all such  Obligations  in full in cash,  after giving  effect to any  concurrent payment or distribution to Agent and Lenders (or to Agent for the benefit of Agent and Lenders).

SECTION 10.

                                                            CROSS-GUARANTY

10.1.    Cross-Guaranty.  Each Borrower  hereby agrees that such  Borrower is jointly and severally  liable for, and hereby  absolutely and unconditionally  guarantees to Agent and Lenders and their respective  successors and assigns, the full and prompt payment (whether at stated  maturity,  by acceleration  or otherwise) and  performance of, all Obligations  owed or hereafter owing to Agent and Lenders by each other  Borrower.  Each  Borrower  agrees  that its  guaranty  obligation  hereunder  is a  continuing  guaranty  of payment and performance and not of collection,  that its obligations  under this Section 10  shall not be discharged until payment and performance, in full,  of the  Obligations  has  occurred,  and that its  obligations  under this  Section 10  shall be absolute and  unconditional, irrespective of, and unaffected by:

(a)      the genuineness,  validity,  regularity,  enforceability  or any future amendment of, or change in, this Agreement,  any other
Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

(b)      the absence of any action to enforce this Agreement  (including  this  Section 10) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

(c)      the  existence,  value or  condition  of, or failure to perfect its Lien  against,  any security  for the  Obligations  or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security);

(d)      the insolvency of any Credit Party; or

(e)      any other action or  circumstances  that might otherwise  constitute a legal or equitable  discharge or defense of a surety or guarantor.

Each Borrower shall be regarded,  and shall be in the same position,  as principal  debtor with respect to the  Obligations  guaranteed hereunder.

10.2.    Waivers by Borrowers.  Each  Borrower  expressly  waives all rights it may have now or in the future under any statute,  or at common  law,  or at law or in equity,  or  otherwise,  to compel  Agent or  Lenders  to marshal  assets or to proceed in respect of the
Obligations  guaranteed  hereunder  against  any other  Credit  Party,  any other  party or against  any  security  for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding  against,  such Borrower.  It is agreed among each Borrower,  Agent and Lenders that the foregoing  waivers are of the essence of the transaction  contemplated by this Agreement and the other Loan  Documents and that,  but for the  provisions of this  Section 10  and such waivers,  Agent and Lenders would decline to enter into this Agreement.

10.3.    Benefit of Guaranty.  Each Borrower  agrees that the  provisions of this  Section 10  are for the benefit of Agent and Lenders and their respective  successors,  transferees,  endorsees and assigns, and nothing herein contained shall impair, as between any other
Borrower and Agent or Lenders, the obligations of such other Borrower under the Loan Documents.

10.4.    Waiver of  Subrogation,  Etc.  Notwithstanding  anything to the contrary in this Agreement or in any other Loan Document,  and except as set forth in Section 10.7,  each Borrower hereby  expressly and irrevocably  waives any and all rights at law or in equity to subrogation,  reimbursement,  exoneration,  contribution,  indemnification  or set off and any and all defenses  available to a surety, guarantor  or  accommodation  co-obligor.  Each  Borrower  acknowledges  and agrees that this  waiver is intended to benefit  Agent and
Lenders and shall not limit or otherwise affect such Borrower's  liability  hereunder or the  enforceability  of this  Section 10,  and that Agent,  Lenders and their respective  successors and assigns are intended third party  beneficiaries of the waivers and agreements set forth in this Section 10.4.

10.5.    Election of Remedies.  If Agent or any Lender may,  under  applicable  law,  proceed to realize its benefits  under any of the
Loan Documents  giving Agent or such Lender a Lien upon any  Collateral,  whether owned by any Borrower or by any other Person,  either by judicial  foreclosure or by non-judicial  sale or enforcement,  Agent or any Lender may, at its sole option,  determine which of its remedies or rights it may pursue  without  affecting any of its rights and remedies under this  Section 10.  If, in the exercise of any of its  rights  and  remedies,  Agent or any  Lender  shall  forfeit  any of its  rights or  remedies,  including  its right to enter a deficiency  judgment  against any Borrower or any other  Person,  whether  because of any  applicable  laws  pertaining to "election of remedies"  or the like,  each  Borrower  hereby  consents  to such  action by Agent or such Lender and waives any claim based upon such action,  even if such action by Agent or such Lender  shall  result in a full or partial  loss of any rights of  subrogation  that each
Borrower  might  otherwise  have had but for such action by Agent or such Lender.  Any election of remedies  that results in the denial or  impairment  of the right of Agent or any Lender to seek a  deficiency  judgment  against  any  Borrower  shall not impair any other
Borrower's  obligation  to pay the full amount of the  Obligations.  In the event Agent or any Lender shall bid at any  foreclosure  or trustee's  sale or at any  private  sale  permitted  by law or the Loan  Documents,  Agent or such  Lender may bid all or less than the amount of the  Obligations  and the  amount of such bid need not be paid by Agent or such  Lender  but shall be  credited  against  the
Obligations.  The amount of the  successful  bid at any such public sale,  whether  Agent,  Lender or any other party is the successful bidder,  shall be conclusively  deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining  balance  of the  Obligations  shall be  conclusively  deemed  to be the  amount of the  Obligations  guaranteed  under  this
Section 10,  notwithstanding  that any present or future law or court  decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

10.6.    Limitation.  Notwithstanding any provision herein contained to the contrary,  each Borrower's  liability under this Section 10
(which  liability is in any event in addition to amounts for which such Borrower is primarily  liable under Section 1) shall be limited to an amount not to exceed as of any date of determination the greater of:

(a)      the net amount of all Loans advanced to any other  Borrower  under this Agreement and then re-loaned or otherwise  transferred to, or for the benefit of, such Borrower; and

(b)      the amount that could be claimed by Agent and Lenders from such Borrower under this  Section 10  without  rendering such claim voidable or avoidable  under  Section 548 of  Chapter 11  of the  Bankruptcy  Code or under any  applicable  state  Uniform  Fraudulent
Transfer Act, Uniform Fraudulent  Conveyance Act or similar statute or common law after taking into account,  among other things,  such
Borrower's right of contribution and indemnification from each other Borrower under Section 10.7.

10.7.    Contribution with Respect to Guaranty Obligations.

(a)      To the extent that any  Borrower  shall make a payment  under this  Section 10  of all or any of the  Obligations  (other than
Loans made to that Borrower for which it is primarily  liable) (a "Guarantor  Payment")  that,  taking into account all other Guarantor
Payments then  previously or concurrently  made by any other Borrower,  exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate  Obligations  satisfied by such Guarantor  Payment in the same  proportion that such Borrower's
"Allocable  Amount" (as defined below) (as determined  immediately  prior to such  Guarantor  Payment) bore to the aggregate  Allocable
Amounts  of each  of the  Borrowers  as  determined  immediately  prior  to the  making  of such  Guarantor  Payment,  then,  following indefeasible  payment in full in cash of the  Obligations  and  termination  of the  Commitments,  such  Borrower  shall be entitled to receive  contribution and  indemnification  payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b)      As of any date of  determination,  the  "Allocable  Amount" of any Borrower  shall be equal to the maximum amount of the claim that could then be recovered  from such  Borrower  under this  Section 10  without  rendering  such claim  voidable or avoidable  under
Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable  state Uniform  Fraudulent  Transfer Act,  Uniform  Fraudulent
Conveyance Act or similar statute or common law.

(c)      This  Section 10.7 is intended only to define the relative  rights of Borrowers and nothing set forth in this  Section 10.7 is intended  to or shall  impair the  obligations  of  Borrowers,  jointly  and  severally,  to pay any amounts as and when the same shall become  due  and  payable  in  accordance  with  the  terms  of this  Agreement,  including  Section 10.1.  Nothing  contained  in this
Section 10.7  shall limit the  liability  of any Borrower to pay the Loans made  directly or  indirectly  to that  Borrower and accrued interest, Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

(d)      The parties hereto  acknowledge that the rights of contribution and  indemnification  hereunder shall constitute assets of the
Borrower to which such contribution and indemnification is owing.

(e)      The rights of the indemnifying  Borrowers against other Credit Parties under this  Section 10.7  shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

10.8.    Liability  Cumulative.  The liability of Borrowers  under this  Section 10 is in addition to and shall be cumulative  with all liabilities  of each Borrower to Agent and Lenders under this  Agreement and the other Loan Documents to which such Borrower is a party or in respect of any  Obligations or obligation of the other  Borrower,  without any limitation as to amount,  unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                                                            [SIGNATURE PAGE FOLLOWS]

         Witness the due execution  hereof by the respective duly  authorized  officers of the undersigned as of the date first written above.

                                                     O'SULLIVAN INDUSTRIES, INC.,
                                                     as a borrower

                                                     By:           /s/ Phillip J. Pacey
                                                           Name:  Phillip J. Pacey
                                                           Title:  Sr. Vice President
                                                           and Chief Financial Officer

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.,
                                                     as a Borrower

                                                     By:           /s/ Phillip J. Pacey
                                                           Name:  Phillip J. Pacey
                                                           Title:  Sr. Vice President
                                                           and Chief Financial Officer

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.,
                                                     as a Borrower

                                                     By:           /s/ Phillip J. Pacey
                                                           Name:  Phillip J. Pacey
                                                           Title:  Sr. Vice President
                                                           and Chief Financial Officer

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.,
                                                     as a Credit Party

                                                     By:           /s/ Phillip J. Pacey
                                                           Name:  Phillip J. Pacey
                                                           Title:  Sr. Vice President
                                                           and Chief Financial Officer

                                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                                     as Agent, an L/C Issuer and a Lender

                                                     By:           /s/ Paul McDonnell
                                                           Its Duly Authorized Signatory

                                                                ANNEX A
                                                                  to
                                                           CREDIT AGREEMENT

                                                              DEFINITIONS

         Capitalized  terms used in the Loan  Documents  shall have (unless  otherwise  provided  elsewhere in the Loan  Documents) the following respective meanings and all references to Sections,  Exhibits,  Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

         "Account  Debtor" means any Person who may become  obligated to any Credit Party under,  with respect to, or on account of, an
Account, Chattel Paper or General Intangibles (including a payment intangible).

         "Accounting  Changes" means:  (a) changes in accounting  principles required by GAAP and implemented by Holdings or any of its
Subsidiaries;  (b) changes in accounting principles  recommended by Holdings' certified public accountants and implemented by Holdings;
and (c) changes in carrying value of any Borrower's or any of its Subsidiaries'  assets,  liabilities or equity accounts resulting from
(i) the  application  of purchase  accounting  principles  (SFAS 141,  A.P.B.  16 and/or 17 and EITF 88-16 and FASB 109) to the Related
Transactions  or (ii) as the result of any other  adjustments  that,  in each case,  were  applicable  to, but not included in, the Pro
Forma.

         "Accounts"  means all  "accounts," as such term is defined in the Code,  now owned or hereafter  acquired by any Credit Party, including (a) all accounts  receivable,  other receivables,  book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or  Instruments),  (including any such obligations that may be characterized as an account or contract right under the Code),  (b) all of each  Credit  Party's  rights in, to and under all  purchase  orders or  receipts  for goods or  services,
(c) all  of each  Credit  Party's  rights to any  goods  represented  by any of the  foregoing  (including  unpaid  sellers'  rights of rescission,  replevin,  reclamation and stoppage in transit and rights to returned,  reclaimed or repossessed goods), (d) all rights to payment due to any Credit Party for  property  sold,  leased,  licensed,  assigned or otherwise  disposed of, for a policy of insurance issued or to be issued, for a secondary  obligation incurred or to be incurred,  for energy provided or to be provided,  for the use or hire of a vessel under a charter or other  contract,  arising out of the use of a credit card or charge card, or for services  rendered or to be rendered by such Credit Party or in connection  with any other  transaction  (whether or not yet earned by  performance on the part of such Credit Party),  (e) all healthcare  insurance  receivables,  and (f) all collateral security of any kind, now or hereafter in existence, given by any Account Debtor or other Person with respect to any of the foregoing.

         "Advances" means any Revolving Credit Advance.

         "Affected Lender" has the meaning ascribed to it in Section 9.19(a).

         "Affiliate"  means,  with respect to any Person,  (a) each  Person that,  directly or  indirectly,  owns or controls,  whether beneficially,  or as a trustee,  guardian or other fiduciary,  10% or more of the Stock having ordinary voting power in the election of directors of such Person,  (b) each  Person that controls,  is controlled by or is under common  control with such Person,  (c) each of such  Person's  officers,  directors,  joint  venturers and partners and (d) in the case of Borrowers,  the immediate  family  members, spouses and lineal  descendants of individuals who are Affiliates of any Borrower.  For the purposes of this  definition,  "control" of a Person  shall mean the  possession,  directly or  indirectly,  of the power to direct or cause the  direction  of its  management  or policies,  whether through the ownership of voting securities, by contract or otherwise;  provided,  however, that the term "Affiliate"
shall specifically exclude Agent, each Lender and any portfolio company owned by BRS or any BRS Related Party.

         "Agent" means GE Capital in its capacity as Agent for Lenders or its successor appointed pursuant to Section 8.2.

         "Aggregate  Borrowing Base" means as of any date of  determination,  an amount equal to the sum of the OSI Borrowing Base, the
OSF Borrowing Base and the OSV Borrowing Base.

         "Agreement" means this Credit Agreement  (including all schedules,  subschedules,  annexes and exhibits  hereto),  as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Allocable Amount" has the meaning ascribed to it in Section 10.7.

         "Applicable Margins" means collectively the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin.

         "Applicable  Revolver  Index  Margin"  means the per annum  interest  rate  margin  from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan, as determined by reference to Section 1.2(a).

         "Applicable  Revolver  LIBOR Margin" means the per annum  interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to Section 1.2(a).

         "Asset  Disposition"  means  the  disposition  whether  by  sale,  lease,  transfer,  loss,  damage,  destruction,   casualty,
condemnation  or otherwise  of any of the  following:  (a) any of the Stock or other  equity or ownership  interest of any of Holdings'
Subsidiaries  or (b) any or all of the assets of Holdings or any of its  Subsidiaries  other than sales of  Inventory  in good faith to customers for fair value in the ordinary course of business.

         "Assignment Agreement" has the meaning ascribed to it in Section 8.1(a).

         "Attributable  Debt" in respect of a sale and lease transaction means, at the time of determination,  the present value of the obligation  of the  lessee  for net  rental  payments  during  the  remaining  term of the lease  included  in such sale and  leaseback transaction  including  any period for which such lease has been  extended  or may,  at the option of the  lessor,  be  extended.  Such present  value shall be  calculated  using a discount rate equal to the rate of interest  implicit in such  transaction,  determined in accordance with GAAP.

         "Bankruptcy  Code" means the  provisions of Title 11 of the United States Code, 11 U.S.C.ss.ss. 101 et seq. or other  applicable bankruptcy, insolvency or similar laws.

         "Borrower" and "Borrowers" have the respective meanings ascribed to them in the preamble to the Agreement.

         "Borrower's  Certificate"  means,  with  respect  to any  Borrower,  a  certificate  signed  on such  Borrower's  behalf  by a
Responsible Officer of such Borrower.

         "Borrower Representative" has the meaning ascribed to it in Section 1.13.

         "Borrowing  Availability"  means as of any date of determination  the lesser of (i) the Maximum Amount less the Revolving Loan then outstanding  (including,  without  duplication,  the outstanding  balance of Letter of Credit Obligations then  outstanding),  and
(ii) the  Aggregate  Borrowing Base less the sum of (a) the  Revolving  Loan then  outstanding  (including,  without  duplication,  the outstanding  balance of Letter of Credit  Obligations then  outstanding),  (b) a Reserve of $5,000,000  established on the Closing Date and (c) additional Reserves required by Agent in its reasonable credit judgment to the extent not already deducted therefrom.

         "Borrowing Base Certificate" has the meaning ascribed to it in Section 4.9(d).

         "BRS" means Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership, BRS Partners, LP and BRSE LLP.

         "BRS Related  Party" means (1) any holder  having more than 5% of any class of Stock of any of the entities that comprise BRS, any individual  controlling any such stockholder,  an immediate family member of any such stockholder (if an individual) or of any such individual and any majority owned Subsidiary,  of BRS; or (2) any trust,  corporation,  partnership or other entity, the beneficiaries, stockholders,  partners,  owners or Persons  beneficially  holding a majority interest of any of entities that comprise BRS and/or such other Persons referred to in the immediately preceding clause (1).

         "Business  Day" means any day that is not a Saturday,  a Sunday or a day on which banks are required or permitted to be closed in the  State of New York or the  State of  Missouri  and in  reference  to LIBOR  Loans  shall  mean any such day that is also a LIBOR
Business Day.

         "Canadian  Security  Agreement" means the Canadian  Security  Agreement  entered into on or after the date hereof by and among
Agent, on behalf of itself and Lenders,  and each Credit Party that is a signatory thereto, as amended,  modified and supplemented from time to time.

         "Capital  Lease"  means,  with respect to any Person,  any lease of any  property  (whether  real,  personal or mixed) by such
Person as lessee that, in accordance  with GAAP,  would be required to be classified  and accounted for as a capital lease on a balance sheet of such Person.

         "Capital  Lease  Obligation"  means,  with respect to any Capital  Lease of any Person,  the amount of the  obligation  of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

         "Cash Equivalents"  means:  (i) marketable  securities  (A) issued or directly and  unconditionally  guaranteed as to interest and principal by the United States  government or (B) issued by any agency of the United States  government  the  obligations  of which are backed by the full faith and credit of the United  States,  in each case maturing  within one (1) year after  acquisition  thereof;
(ii) marketable  direct obligations issued by any state of the United States of America or any political  subdivision of any such state or any public  instrumentality  thereof,  in each case maturing within one year after  acquisition  thereof and having,  at the time of acquisition,  a rating of at least A-1 from S&P or at least P-1 from  Moody's;  (iii) commercial  paper  maturing no more than one year from the date of acquisition  and, at the time of  acquisition,  having a rating of at least A-1 from S&P or at least P-1 from Moody's;
(iv) certificates  of deposit or bankers'  acceptances  issued or accepted by any Lender or by any commercial  bank organized under the laws of the United  States of America or any state thereof or the District of Columbia  that is at least  (A) "adequately  capitalized"
(as defined in the regulations of its primary Federal  banking  regulator) and (B) has Tier 1 capital (as defined in such  regulations)
of not less than  $250,000,000,  in each case maturing  within one year after  issuance or acceptance  thereof;  and  (v) shares of any money market mutual or similar funds that (A) has  substantially  all of its assets  invested  continuously in the types of investments referred  to in clauses  (i)  through  (iv) above,  (B) has  net assets of not less than  $500,000,000  and (C) has the highest  rating obtainable from either S&P or Moody's.

         "Certificate of Exemption" has the meaning ascribed to it in Section 1.11(c).

         "Change of Control" means any event,  transaction or occurrence as a result of which  (a) prior to any initial public offering
(after the Closing  Date) of common stock of Holdings,  BRS  together  with any BRS Related  Party ceases to own and control all of the economic and voting rights  associated  with ownership of at least fifty-one  percent (51%) of all classes of the outstanding  Stock of
Holdings on a fully diluted basis,  (b) following any such initial public  offering of common stock of Holdings,  BRS together with any
BRS Related Party ceases to own and control all of the economic and voting rights  associated  with ownership of at least forty percent
(40%) of all classes of the outstanding Stock of Holdings on a fully diluted basis,  (c) Holdings  ceases to own and control all of the economic and voting rights  associated with all of the outstanding  Stock of OSI, (d) OSI ceases to own and control all of the economic and voting rights  associated with all of the outstanding Stock of OCF or OSV or any of its other  Subsidiaries,  (e) OSF or OSV ceases to own and control all of the economic and voting rights  associated  with all of the outstanding  Stock of any of its  Subsidiaries or
(f) a "Change of Control" (as defined in the Senior  Subordinated  Notes  Indenture) or a "Change of Control" (as defined in the Senior
Notes Indenture) has occurred.

         "Charges" means all federal,  state, county, city,  municipal,  local, foreign or other governmental taxes (including premiums and other amounts owed to the PBGC at the time due and payable),  levies,  assessments,  charges, liens, claims or encumbrances upon or relating to (a) the  Collateral,  (b) the  Obligations,  (c) the  employees,  payroll,  income or gross  receipts of any Credit  Party,
(d) any Credit Party's ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party's business.

         "Chattel  Paper" means any "chattel  paper," as such term is defined in the Code,  including  electronic  chattel  paper,  now owned or hereafter acquired by any Credit Party, wherever located.

         "Closing  Checklist" means the schedule,  including all appendices,  exhibits or schedules thereto,  listing certain documents and  information  to be  delivered in  connection  with the  Agreement,  the other Loan  Documents  and the  transactions  contemplated thereunder, substantially in the form attached hereto as Annex C.

         "Closing Date" means September 29, 2003.

         "Code"  means the Uniform  Commercial  Code as the same may,  from time to time,  be enacted and in effect in the State of New
York;  provided,  that to the extent that the Code is used to define any term herein or in any Loan  Document  and such term is defined differently  in different  Articles or  Divisions of the Code,  the  definition  of such term  contained in Article or Division 9 shall govern;  provided further,  that in the event that, by reason of mandatory provisions of law, any or all of the attachment,  perfection or priority of, or remedies  with respect to,  Agent's or any Lender's  Lien on any  Collateral  is governed by the Uniform  Commercial
Code as enacted and in effect in a  jurisdiction  other than the State of New York,  the term "Code" shall mean the Uniform  Commercial
Code as enacted and in effect in such other  jurisdiction  solely for purposes of the provisions  thereof  relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         "Collateral"  means the property  covered by the Collateral  Documents and any other property,  real or personal,  tangible or intangible,  now existing or hereafter  acquired,  that may at any time be or become subject to a security interest or Lien in favor of
Agent, on behalf of itself and Lenders, to secure the Obligations or any portion thereof.

         "Collateral  Documents" means the Security  Agreement,  the Guaranty,  the Mortgages,  the Patent Security  Agreements and the
Trademark  Security  Agreements and all similar  agreements  entered into guaranteeing  payment of, or granting a Lien upon property as security for payment of, the Obligations or any portion thereof.

         "Commitment  Termination  Date"  means the  earliest  of  (a) September 29, 2008,  (b) the  date of  termination  of  Lenders'
obligations to make Advances and to incur Letter of Credit  Obligations  or permit  existing  Loans to remain  outstanding  pursuant to
Section 6.3,  and (c) the date of (i) indefeasible  prepayment in full by Borrowers of the Loans,  (ii) the cancellation and return (or stand-by  guarantee)  of all  Letters  of  Credit  or the cash  collateralization  of all  Letter of  Credit  Obligations  pursuant  to
Section 1.5(g), and (iii) the permanent reduction of the Commitments to zero dollars ($0).

         "Commitments"  means (a) as to any Lender,  the aggregate of such Lender's  Revolving Loan Commitment as set forth on Annex B to the Agreement or in the most recent  Assignment  Agreement  executed by such Lender and (b) as to all Lenders,  the aggregate of all
Lenders' Revolving Loan Commitments,  which aggregate  commitment shall be forty million dollars  ($40,000,000) on the Closing Date, as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

         "Compliance Certificate" has the meaning ascribed to it in Section 4.9(k).

         "Contingent  Obligation" means, as applied to any Person,  any direct or indirect  liability of that Person:  (i) with respect to Guaranteed  Indebtedness and with respect to any Indebtedness,  lease, dividend or other obligation of another Person if the purpose or intent of the Person  incurring such  liability,  or the effect  thereof,  is to provide  assurance to the obligee of such liability that such liability will be paid or discharged,  or that any agreements  relating thereto will be complied with, or that the holders of such liability  will be protected (in whole or in part) against loss with respect  thereto;  (ii) with  respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise  liable for  reimbursement  of drawings;  (iii) under any foreign exchange  contract,  currency swap agreement,  interest rate swap agreement or other similar agreement or arrangement  designed to alter the risks of that Person arising from  fluctuations  in currency  values or interest rates,  (iv) any  agreement,  contract or transaction  involving  commodity  options or future contracts,  (v) to make take-or-pay or similar payments if required  regardless of nonperformance  by any other party or parties to an agreement,  or (vi) pursuant to any agreement to purchase,  repurchase or otherwise acquire  any  obligation  or any  property  constituting  security  therefor,  to provide  funds for the payment or  discharge  of such obligation or to maintain the  solvency,  financial  condition or any balance  sheet item or level of income of another.  The amount of any Contingent  Obligation  shall be equal to the amount of the obligation so guaranteed or otherwise  supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "Contractual  Obligations" means, as applied to any Person, any indenture,  mortgage,  deed of trust,  contract,  undertaking, agreement or other  instrument  to which that Person is a party or by which it or any of its  properties is bound or to which it or any of its properties is subject including the Related Transactions Documents.

         "Control  Agreements" means tri-party deposit account,  securities  account or commodities  account control  agreements by and among the applicable Credit Party,  Agent and the depository bank,  securities  intermediary or commodities  intermediary,  and each in form and  substance  satisfactory  in all  respects to Agent and in any event  providing to Agent  "control"  of such deposit  account, securities account and related financial assets and securities  entitlements or commodities account and related  commodities  contracts within the meaning of Articles 8 and 9 of the Code.

         "Copyright  License" means any and all rights nor owned or hereafter  acquired by any Credit Party under any written agreement granting any right to use any Copyright or Copyright registration.

         "Copyrights"  means all of the following now owned or hereafter  adopted or acquired by any Credit Party:  (a) all  copyrights and General  Intangibles of like nature  (whether  registered or  unregistered),  all  registrations  and recordings  thereof,  and all applications in connection  therewith,  including all registrations,  recordings and applications in the United States Copyright Office or in any  similar  office or agency of the United  States,  any state or  territory  thereof,  or any other  country or any  political subdivision thereof; and (b) all reissues, extensions or renewals thereof.

         "Credit  Parties" means Holdings,  Borrowers,  and each of their  respective  Subsidiaries  and each other Person who executes this  Agreement  as a "Credit  Party" or executes a Guaranty or who grants a Lien on all or part of its assets to secure all of part of the Obligations.

         "Default" means any event that,  with the passage of time or notice or both,  would,  unless cured or waived,  become an Event of Default.

         "Default Rate" has the meaning ascribed to it in Section 1.2(d).

         "Disbursement Account" has the meaning ascribed to it in Section 1.1(e).

         "Disclosure  Schedules"  means the Schedules  prepared by Credit Parties and denominated as  Schedules 1.1(b) through 5.18  in the index to the  Agreement,  as such  Schedules  may be  amended,  restated,  modified or  supplemented  from time to time by Borrower
Representative as permitted by Section 2.12.

         "Documents"  means any  "document,"  as such  term is  defined  in the  Code,  including  electronic  documents,  now owned or hereafter acquired by any Credit Party, wherever located.

         "Dollars" or "$" means lawful currency of the United States of America.

         "Eligible   Accounts"  has  the  meaning  ascribed  to  it  in  Schedule 1  to   Exhibit 4.9(d)(i),   Exhibit 4.9(d)(ii)   and
Exhibit 4.9(d)(iii), as applicable.

         "Eligible  Inventory"  has  the  meaning  ascribed  to  it  in  Schedule 1  to   Exhibit 4.9(d)(i),   Exhibit 4.9(d)(ii)   and
Exhibit 4.9(d)(iii), as applicable.

         "Environmental  Laws" means all applicable  federal,  state, local and foreign laws,  statutes,  ordinances,  codes, rules and regulations,  now or  hereafter  in effect,  and any  applicable  judicial or  administrative  interpretation  thereof,  including  any applicable  judicial or administrative  order,  consent decree,  order or judgment,  imposing  liability or standards of conduct for or relating to the regulation and protection of human health,  safety,  the  environment  and natural  resources  (including  ambient air, surface water,  groundwater,  wetlands,  land surface or subsurface strata,  wildlife,  aquatic species and vegetation).  Environmental
Laws  include  the  Comprehensive  Environmental  Response,  Compensation,  and  Liability  Act of 1980  (42  U.S.C.ss.ss.9601 et  seq.)
("CERCLA");  the Hazardous  Materials  Transportation  Authorization Act of 1994 (49 U.S.C.ss.ss.5101 et seq.); the Federal  Insecticide,
Fungicide,  and  Rodenticide  Act (7 U.S.C.ss.ss.136 et seq.);  the Solid  Waste  Disposal  Act (42 U.S.C.ss.ss. 6901 et seq.);  the Toxic
Substance  Control Act (15 U.S.C.ss.ss.2601 et seq.); the Clean Air Act (42 U.S.C.ss.ss.7401 et seq.); the Federal Water Pollution  Control
Act (33 U.S.C.ss.ss.1251 et seq.);  the  Occupational  Safety and Health Act (29 U.S.C.ss.ss.651 et seq.);  and the Safe Drinking Water Act
(42 U.S.C.ss.ss. 300(f)  et seq.),  and any and all  regulations  promulgated  thereunder,  and all  analogous  state,  local and foreign counterparts or equivalents and any environmentally-related transfer of ownership notification or approval statutes.

         "Environmental  Liabilities"  means, with respect to any Person,  all liabilities,  obligations,  responsibilities,  response, remedial and removal costs,  investigation  and  feasibility  study costs,  capital costs,  operation and  maintenance  costs,  losses, damages,  punitive damages,  property damages,  natural resource damages,  consequential  damages,  treble damages,  costs and expenses
(including all reasonable fees,  disbursements  and expenses of counsel,  experts and  consultants),  fines,  penalties,  sanctions and interest incurred as a result of or related to any claim,  suit,  action,  investigation,  proceeding or demand by any Person,  whether based in contract,  tort,  implied or express  warranty,  strict  liability,  criminal or civil  statute or common law,  including  any arising under or related to any Environmental Laws,  Environmental  Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

         "Environmental  Permits" means all permits,  licenses,  authorizations,  certificates,  approvals or registrations required by any Governmental Authority under any Environmental Laws.

         "Equipment"  means all "equipment," as such term is defined in the Code, now owned or hereafter  acquired by any Credit Party, wherever  located and, in any event,  including  all such Credit  Party's  machinery and  equipment,  including  processing  equipment, conveyors,  machine tools,  data  processing  and computer  equipment,  including  embedded  software and peripheral  equipment and all engineering,  processing and manufacturing equipment,  office machinery,  furniture,  materials handling equipment, tools, attachments, accessories,  automotive  equipment,  trailers,  trucks,  forklifts,  molds,  dies,  stamps,  motor  vehicles,  rolling stock and other equipment of every kind and nature,  trade fixtures and fixtures not forming a part of real  property,  together with all additions and accessions  thereto,  replacements  therefor,  all parts therefor,  all substitutes  for any of the foregoing,  fuel therefor,  and all manuals,  drawings,  instructions,  warranties and rights with respect thereto,  and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "ERISA"  means the  Employee  Retirement  Income  Security  Act of 1974,  as amended  from time to time,  and any  regulations promulgated thereunder.

         "ERISA  Affiliate"  means,  with  respect to any Credit  Party,  any trade or  business  (whether or not  incorporated)  that, together with such Credit Party, is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

         "ERISA Event" means,  with respect to any Credit Party or any ERISA  Affiliate:  (a) any event described in Section 4043(c) of
ERISA with respect to a Title IV Plan (other than an event with respect to which the reporting  requirement  has been waived);  (b) the withdrawal  of any Credit  Party or ERISA  Affiliate  from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial  employer,  as defined in Section 4001(a)(2) of ERISA;  (c) the complete or partial withdrawal of any Credit Party or any ERISA  Affiliate  from any  Multiemployer  Plan;  (d) the  filing of a notice  of  intent  to  terminate  a Title IV Plan or the treatment of a plan  amendment as a termination  under Section 4041 of ERISA;  (e) the  institution of proceedings to terminate a Title
IV Plan or  Multiemployer  Plan by the  PBGC;  (f) the  failure  by any  Credit  Party or ERISA  Affiliate  to make  when due  required contributions  to a Multiemployer  Plan or Title IV Plan unless such failure is cured within 30 days;  (g) any other event or condition that might  reasonably be expected to constitute  grounds under Section 4042 of ERISA for the  termination  of, or the appointment of a trustee to administer,  any Title IV Plan or  Multiemployer  Plan or for the  imposition of liability  under Section 4069 or 4212(c) of
ERISA;  (h) the  termination  of a  Multiemployer  Plan  under  Section  4041A  of  ERISA  or the  reorganization  or  insolvency  of a
Multiemployer  Plan under Section 4241 or 4245 of ERISA; or (i) the loss of a Qualified Plan's  qualification or tax exempt status;  or
(j) the termination of a Title IV Plan described in Section 4064 of ERISA.

         "Event of Default" has the meaning ascribed to it in Section 6.1.

         "Excluded  Assets" means (i) the capital Stock of Borrowers  and their  Subsidiaries,  (ii) any lease of premises used only as office space or to warehouse  inventory;  (iii) any governmental permit or governmental  license if, to the extent that and for as long as under the law  applicable  to such permit or license (x) the grant of a security  interest  therein is  prohibited or (y) a security interest  therein may be granted only after  completion of a filing with, or receipt of consent from, a regulatory  authority which has not been effectively  completed or received;  provided,  however, that (a) such permit or license will be an Excluded Asset only to the extent and for as long as the conditions set forth in the preceding  clauses (i) and (ii) in this  definition are and remain  satisfied and will cease to be an Excluded Asset, and will become subject to the security  interests  granted to under the Collateral  Documents, immediately and  automatically at such time as such conditions cease to exist,  including by reason of the effective  completion of any required filing or effective  receipt of any required  regulatory  approval and (b) unless prohibited by law, the proceeds of any sale, lease or other  disposition  of any such permit or license  that is an Excluded  Asset shall not be an Excluded  Asset and shall at all times be and remain  subject to the security  interests  granted  under the  Collateral  Documents;  (iv) any lease,  license,  permit, franchise,  power,  authority  or right  constituting  personal  property  if, to the extent that and for as long as (x) the grant of a security interest therein  constitutes or would result in the abandonment,  invalidation or  unenforceability  of such lease,  license, interest,  permit,  franchise,  power, authority or right or the termination of or a default under the instrument or agreement by which such lease,  license,  interest,  permit,  franchise,  power,  authority or right is governed and (y) such  abandonment,  invalidation, unenforceability,  breach,  termination or default is not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the
Uniform  Commercial Code (or any successor  provision) of any relevant  jurisdiction or any other  applicable law (including the United
States Bankruptcy Code) or principles of equity; provided,  however, that (a) such lease, license, interest, permit, franchise,  power, authority  or right will be an Excluded  Asset only to the extent and for as long as the  conditions  set forth in clauses (i) and (ii)
in this definition are and remain satisfied and will cease to be an Excluded Asset,  and will become subject to the security  interests granted under the Collateral  Documents,  immediately and  automatically at such time as such conditions  cease to exist,  including by reason of any waiver or consent  under the  applicable  instrument  or  agreement,  and (b) the  proceeds  of any sale,  lease or other disposition of any such lease, license, interest,  permit, franchise,  power, authority or right that is an Excluded Asset shall not be an Excluded Asset and shall at all times be and remain subject to the security  interests granted under the Collateral  Documents;  and
(v) any lease,  license,  permit,  franchise,  power,  authority or right  constituting real property if, to the extent that and for as long as the grant of a  security  interest  therein  (x)  requires a third  party  consent or (y)  constitutes  or would  result in the abandonment,  invalidation or unenforceability of such lease, license,  interest,  permit, franchise,  power, authority or right or the termination  of or a default under the  instrument  or agreement by which such lease,  license,  interest,  permit,  franchise,  power, authority or right is governed;  provided,  however, that such lease, license, interest,  permit, franchise,  power, authority or right will be an Excluded Asset only to the extent and for as long as the conditions  set forth in this  definition are and remain  satisfied and will cease to be an Excluded  Asset,  and will become subject to the security  interests  granted under the  Collateral  Documents, immediately and  automatically at such time as such conditions  cease to exist,  including by reason of any waiver or consent under the applicable instrument or agreement.

         "Fair Labor Standards Act" means the Fair Labor Standards Act, 29 U.S.C.ss.201 et seq.

         "Federal  Funds Rate"  means,  for any day, a floating  rate equal to the weighted  average of the rates on overnight  federal funds  transactions  among members of the Federal Reserve System,  as determined by Agent in its sole discretion,  which  determination shall be final, binding and conclusive (absent manifest error).

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Fees" means any and all fees payable to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

         "Financial  Statements"  means the  consolidated and  consolidating  income  statements,  statements of cash flows and balance sheets of Holdings and its Subsidiaries delivered in accordance with Section 4.9.

         "Fiscal Month" means any of the monthly accounting periods of Holdings.

         "Fiscal Quarter" means any of the quarterly  accounting periods of Holdings,  ending on June 30, September 30, December 31 and
March 31 of each year.

         "Fiscal Year" means any of the annual accounting periods of Holdings ending June 30 of each year.

         "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

         "Foreign Lender" has the meaning ascribed to it in Section 1.11(c).

         "Funding Date" has the meaning ascribed to it in Section 7.2.

         "GAAP" means generally accepted accounting principles in the United States of America, consistently applied.

         "GE Capital" has the meaning ascribed to it in the Preamble.

         "GE Capital Fee Letter" has the meaning ascribed to it in Section 1.3(a).

         "General  Intangibles"  means "general  intangibles," as such term is defined in the Code, now owned or hereafter  acquired by any  Credit  Party,  including  all  right,  title and  interest  that such  Credit  Party  may now or  hereafter  have in or under any
Contractual  Obligation,  all payment intangibles,  customer lists,  Licenses,  Copyrights,  Trademarks,  Patents, and all applications therefor and reissues,  extensions or renewals thereof, rights in Intellectual Property, interests in partnerships,  joint ventures and other business  associations,  licenses,  permits,  copyrights,  trade secrets,  proprietary or  confidential  information,  inventions
(whether or not patented or patentable),  technical information,  procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise,  experience,  processes,  models, drawings,  materials and records,  goodwill (including the goodwill associated with any Trademark or Trademark License),  all rights and claims in or under insurance policies (including  insurance for fire, damage, loss and casualty,  whether covering personal property,  real property,  tangible rights or intangible rights, all liability,  life, key man and business interruption insurance, and all unearned premiums),  uncertificated  securities,  chooses in action, deposit, checking and other bank accounts,  rights to receive tax refunds and other payments, rights to receive dividends,  distributions,  cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment  Property,  rights of  indemnification,  all books and records,  correspondence,  credit files,  invoices and other papers,  including  all tapes,  cards,  computer runs and other papers and documents  in the  possession  or under the control of such Credit Party or any  computer  bureau or service  company from time to time acting for such Credit Party.

         "Goods"  means any  "goods,"  as such term is defined  in the Code,  now owned or  hereafter  acquired  by any  Credit  Party, wherever located,  including embedded software to the extent included in "goods" as defined in the Code,  manufactured homes,  standing timber that is cut and removed for sale and unborn young of animals.

         "Governmental  Authority" means any nation or government,  any state or other political  subdivision  thereof, and any agency, department or other entity exercising  executive,  legislative,  judicial,  regulatory or administrative  functions of or pertaining to government.

         "Guaranteed  Indebtedness"  means,  as to any  Person,  any  obligation  of such  Person  guaranteeing,  providing  comfort or otherwise supporting any Indebtedness,  lease,  dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner,  including any  obligation  or  arrangement  of such Person to  (a) purchase  or  repurchase  any such primary obligation,  (b) advance  or supply funds (i) for the purchase or payment of any such primary  obligation or (ii) to  maintain  working capital or equity capital of the primary  obligor or otherwise to maintain the net worth or solvency or any balance sheet  condition of the primary  obligor,  (c) purchase  property,  securities  or  services  primarily  for the purpose of assuring  the owner of any such primary  obligation of the ability of the primary  obligor to make payment of such primary  obligation,  (d) protect the beneficiary of such  arrangement  from loss (other than product  warranties  given in the ordinary course of business) or  (e) indemnify  the owner of such primary  obligation against loss in respect thereof.  The amount of any Guaranteed  Indebtedness at any time shall be deemed to be an amount  equal to the lesser at such time of (x) the  stated or  determinable  amount of the primary  obligation  in respect of which such  Guaranteed  Indebtedness  is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed  Indebtedness,  or, if not stated or determinable,  the maximum reasonably  anticipated  liability
(assuming full performance) in respect thereof.

         "Guaranty" means the guaranty executed by each Guarantor in favor of Agent and Lenders in respect of the Obligations.

         "Guarantor Payment" has the meaning ascribed to it on Section 10.7.

         "Guarantors"  means Holdings,  each  Subsidiary of each Borrower that is not a Borrower under this  Agreement,  and each other
Person,  if any, that executes a guaranty or other similar  agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

         "Hazardous  Material"  means any  substance,  material or waste that is regulated  by, or forms the basis of liability  now or hereafter  under,  any  Environmental  Laws,  including any material or substance that is  (a) defined  as a "solid waste,"  "hazardous waste,"  "hazardous  material,"  "hazardous  substance,"  "extremely  hazardous  waste,"  "restricted  hazardous  waste,"  "pollutant,"
"contaminant,"  "hazardous  constituent,"  "special waste," "toxic  substance" or other similar term or phrase under any  Environmental
Laws, or  (b) petroleum  or any fraction or  by-product  thereof,  asbestos,  polychlorinated  biphenyls  (PCB's),  or any  radioactive substance.

         "Holdings" has the meaning ascribed thereto in the recitals to the Agreement.

         "Holdings Notes" means those notes issued pursuant to the Holdings Notes Purchase Agreement.

         "Holdings  Notes Purchase  Agreement"  means the Amended and Restated  Securities  Purchase  Agreement dated as of January 31,
2000, by and among Holdings and  BancBoston  Investments,  Inc. as amended,  modified or  supplemented  from time to time in accordance with this Agreement.

         "Indebtedness"  means, with respect to any Person,  without duplication (a) all indebtedness of such Person for borrowed money or for the deferred  purchase  price of property  payment for which is deferred six (6) months or more,  but excluding  obligations  to trade  creditors  incurred in the ordinary  course of business  that are  unsecured  and not overdue by more than six (6) months unless being contested in good faith,  (b) all  reimbursement  and other obligations with respect to letters of credit,  bankers'  acceptances and surety bonds, whether or not matured,  (c) all obligations  evidenced by notes, bonds,  debentures or similar instruments,  (d) all indebtedness  created or arising under any  conditional  sale or other title retention  agreement with respect to property  acquired by such Person (even  though the rights and  remedies of the seller or lender under such  agreement in the event of default are limited to repossession or sale of such property),  (e) all  Capital Lease  Obligations and the present value  (discounted at the Index Rate as in effect on the Closing Date) of future rental payments under all synthetic  leases,  (f) all  obligations of such Person under commodity purchase or option  agreements or other  commodity  price hedging  arrangements,  in each case whether  contingent or matured,  (g) all obligations of such Person under any foreign exchange  contract,  currency swap agreement,  interest rate swap, cap or collar agreement or other similar  agreement or arrangement  designed to alter the risks of that Person arising from  fluctuations in currency values or interest  rates,  in each case whether  contingent  or matured,  (h) all  Indebtedness  referred to above  secured by (or for which the holder of such  Indebtedness  has an existing right,  contingent or otherwise,  to be secured by) any Lien upon or in property or other assets  (including  accounts and contract  rights)  owned by such Person,  even though such Person has not assumed or become liable for the payment of such Indebtedness,  (i) "earnouts" and similar payment obligations,  and (j) the  Obligations.  For the purposes of this
Agreement,  none of the  preferred  stock of Holdings  authorized  by  Holdings'  governance  documents as of the Closing Date shall be deemed to be Indebtedness regardless of how GAAP may require such stock to be treated for accounting purposes.

         "Indemnitees" has the meaning ascribed to it in Section 9.1.

         "Index Rate" means,  for any day, a floating  rate equal to the higher of (i) the  rate  publicly  quoted from time to time by
The Wall Street Journal  as the "base rate on  corporate  loans  posted by at least 75% of the  nation's  30  largest  banks"  (or,  if
The Wall Street  Journal  ceases  quoting a base rate of the type  described,  the highest per annum rate of interest  published by the
Federal Reserve Board in Federal Reserve  statistical  release  H.15 (519)  entitled  "Selected  Interest Rates" as the Bank prime loan rate or its  equivalent),  and (ii) the  Federal  Funds Rate plus 50 basis points per annum.  Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

         "Index Rate Loan" means a Loan or portion thereof bearing interest by reference to the Index Rate.

         "Instruments"  means all  "instruments,"  as such term is defined in the Code,  now owned or hereafter  acquired by any Credit
Party,  wherever located,  and, in any event,  including all certificated  securities,  all certificates of deposit, and all promissory notes and other  evidences  of  indebtedness,  other  than  instruments  that  constitute,  or are a part of a group of  writings  that constitute, Chattel Paper.

         "Intellectual Property" means any and all Licenses,  Patents,  Copyrights,  Trademarks,  and the goodwill associated with such
Trademarks.

         "Intercompany Debt" has the meaning ascribed to it in Section 9.21.

         "Intercompany Notes" has the meaning ascribed to it in Section 3.1.

         "Intercreditor  Agreement"  means the  intercreditor  agreement  dated on or about the Closing  Date entered into by and among
Borrowers, Agent and the Senior Notes Trustee.

         "Interest  Payment  Date" means (a) as to any Index Rate Loan,  the first  Business Day of each month to occur while such Loan is  outstanding,  and (b) as to any LIBOR Loan, the last day of the applicable  LIBOR Period;  provided,  that in the case of any LIBOR
Period  greater than three months in duration,  interest  shall be payable at three month  intervals  and on the last day of such LIBOR
Period;  and provided  further that, in addition to the  foregoing,  each of (x) the date upon which all of the  Commitments  have been terminated and the Loans have been paid in full and (y) the  Commitment  Termination  Date shall be deemed to be an "Interest  Payment
Date" with respect to any interest that has then accrued under the Agreement.

         "Inventory"  means any "inventory," as such term is defined in the Code, now owned or hereafter  acquired by any Credit Party, wherever  located,  including  inventory,  merchandise,  goods and other personal  property that are held by or on behalf of any Credit
Party for sale or lease or are furnished or are to be furnished  under a contract of service,  or that  constitute raw materials,  work in process,  finished goods,  returned goods,  supplies or materials of any kind,  nature or description used or consumed or to be used or consumed in such Credit Party's business or in the processing,  production,  packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

         "Investment"  means (i) any direct or indirect purchase or other acquisition by Borrowers or any of their  Subsidiaries of any
Stock,  or other ownership  interest in, any other Person,  and (ii) any  direct or indirect loan,  advance or capital  contribution by
Borrowers or any of their Subsidiaries to any other Person,  including all indebtedness and accounts  receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business.

         "Investment  Property" means all "investment  property," as such term is defined in the Code, now owned or hereafter  acquired by any Credit Party,  wherever located,  including:  (i) all  securities,  whether  certificated or  uncertificated,  including stocks, bonds, interests in limited liability companies,  partnership interests,  treasuries,  certificates of deposit, and mutual fund shares;
(ii) all  securities  entitlements  of any Credit Party,  including the rights of such Credit Party to any  securities  account and the financial assets held by a securities  intermediary in such securities  account and any free credit balance or other money owing by any securities  intermediary with respect to that account;  (iii) all securities accounts of any Credit Party; (iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

         "IRC" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

         "IRS" means the Internal Revenue Service.

         "L/C Issuer" means GE Capital or a Subsidiary  thereof or a bank or other legally  authorized Person selected by or acceptable to Agent in its sole discretion, in such Person's capacity as an issuer of Letters of Credit hereunder.

         "L/C Sublimit" has the meaning ascribed to it in Section 1.1(d).

         "Lenders"  means GE Capital,  the other Lenders named on the signature  pages of the Agreement,  and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender.

         "Letters of Credit" means  documentary  or standby  letters of credit issued for the account of Borrowers by L/C Issuers,  and bankers' acceptances issued by Borrowers, for which Agent and Lenders have incurred Letter of Credit Obligations.

         "Letter of Credit Fee" has the meaning ascribed to it in Section 1.3(d).

         "Letter of Credit  Obligations"  means all  outstanding  obligations  incurred by Agent and Lenders at the request of Borrower
Representative,  whether direct or indirect,  contingent or otherwise,  due or not due, in connection  with the issuance of any Letters of Credit by any L/C Issuer or the purchase of a  participation  as set forth in  Section 1.1(d)  with respect to any Letter of Credit.
The amount of such Letter of Credit  Obligations  shall equal the maximum amount that may be payable by Agent and Lenders  thereupon or pursuant thereto.

         "LIBOR  Breakage  Fee"  means an  amount  equal  to the  amount  of any  losses,  expenses,  liabilities  (including,  without limitation,  any loss (including  interest paid) and lost opportunity cost in connection with the re-employment of such funds) that any
Lender may sustain as a result of (i) any default by any Borrower in making any borrowing of,  conversion  into or  continuation of any
LIBOR Loan following  Borrower  Representative's  delivery to Agent of any LIBOR Loan request in respect thereof or (ii) any payment of a LIBOR Loan on any day that is not the last day of the LIBOR Period  applicable  thereto  (regardless of the source of such prepayment and whether voluntary,  by acceleration or otherwise).  For purposes of calculating  amounts payable to a Lender under  Section 1.3(e), each Lender shall be deemed to have  actually  funded its relevant  LIBOR Loan  through the purchase of a deposit  bearing  interest at
LIBOR in an amount  equal to the  amount of that  LIBOR Loan and having a maturity  and  repricing  characteristics  comparable  to the relevant  LIBOR  Period;  provided,  however,  that each  Lender may fund each of its LIBOR  Loans in any  manner it sees fit,  and the foregoing assumption shall be utilized only for the calculation of amounts payable under Section 1.3(e).

         "LIBOR  Business  Day" means a Business Day on which banks in the City of London are  generally  open for interbank or foreign exchange transactions.

         "LIBOR Loans" means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

         "LIBOR  Period"  means,  with respect to any LIBOR Loan,  each period  commencing on a LIBOR Business Day selected by Borrower
Representative  pursuant  to  the  Agreement  and  ending  one,  two,  three  or  six  months  thereafter,   as  selected  by  Borrower
Representative's  irrevocable notice to Agent as set forth in Section 1.2(e);  provided, that the foregoing provision relating to LIBOR
Periods is subject to the following:

(a)      if any LIBOR Period would  otherwise  end on a day that is not a LIBOR  Business  Day,  such LIBOR Period shall be extended to the next succeeding  LIBOR Business Day unless the result of such extension  would be to carry such LIBOR Period into another  calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

(b)      any LIBOR  Period  that  would  otherwise  extend  beyond the date set forth in clause (a) of the  definition  of  "Commitment
Termination Date" shall end two (2) LIBOR Business Days prior to such date;

(c)      any  LIBOR  Period  that  begins on the last  LIBOR  Business  Day of a  calendar  month  (or on a day for  which  there is no numerically  corresponding  day in the calendar  month at the end of such LIBOR Period)  shall end on the last LIBOR  Business Day of a calendar month;

(d)      Borrower  Representative  shall select LIBOR  Periods so as not to require a payment or  prepayment of any LIBOR Loan during a
LIBOR Period for such Loan; and

(e)      Borrower  Representative  shall select LIBOR  Periods so that there shall be no more than 5 separate  LIBOR Loans in existence at any one time.

         "LIBOR Rate" means for each LIBOR Period, a rate of interest determined by Agent equal to:

(a)      the offered rate for deposits in United States Dollars for the  applicable  LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m.  (London  time),  on the second full LIBOR  Business Day next  preceding the first day of such LIBOR Period  (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

(b)      a number  equal to 1.0 minus the  aggregate  (but  without  duplication)  of the rates  (expressed  as a decimal  fraction) of reserve  requirements  in effect on the day that is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period  (including basic,  supplemental,  marginal and  emergency  reserves  under any  regulations  of the Federal  Reserve  Board or other  Governmental
Authority  having  jurisdiction  with respect  thereto,  as now and from time to time in effect) for  Eurocurrency  funding  (currently referred to as  "Eurocurrency  Liabilities" in Regulation D of the Federal Reserve Board that are required to be maintained by a member bank of the Federal Reserve System.

         If such interest  rates shall cease to be available from Telerate News Service,  the LIBOR Rate shall be determined  from such financial reporting service or other information as shall be available to Agent.

         "License" means any Copyright License,  Patent License,  Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.

         "Lien" means any mortgage or deed of trust,  pledge,  hypothecation,  assignment,  deposit arrangement,  lien, charge,  claim, security interest,  easement or encumbrance,  or preference,  priority or other security  agreement or preferential  arrangement of any kind or nature  whatsoever  (including  any lease or title  retention  agreement,  any financing  lease having  substantially  the same economic  effect as any of the  foregoing,  and the filing of, or  agreement to give,  any  financing  statement  perfecting a security interest under the Code or comparable law of any jurisdiction).

         "Litigation" has the meaning ascribed to it in Section 4.9(i).

         "Loan Account" as the meaning ascribed to it in Section 1.9.

         "Loan  Documents" means the Agreement,  the Notes,  the Collateral  Documents,  the GE Capital Fee Letter,  the  Intercreditor
Agreement  and all other  agreements,  instruments,  documents  and  certificates  identified  in the Closing  Checklist  executed  and delivered  to, or in favor of,  Agent or any Lenders and  including  all other  pledges,  powers of  attorney,  consents,  assignments, contracts,  notices,  and all other written matter whether  heretofore,  now or hereafter executed by or on behalf of any Credit Party, or any  employee of any Credit  Party,  and  delivered to Agent or any Lender in  connection  with the  Agreement  or the  transactions contemplated  thereby.  Any  reference in the Agreement or any other Loan  Document to a Loan  Document  shall include all  appendices, exhibits or schedules thereto,  and all amendments,  restatements,  supplements or other modifications  thereto, and shall refer to the
Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

         "Loans" means the Revolving Loan.

         "Management  Services Agreement" means the Management Services Agreement by and between OSI and Bruckman,  Rosser,  Sherrill &
Co. II, L.P., as in existence as of the Closing Date.

         "Master Documentary Agreement" has the meaning ascribed to it in Annex C.

         "Master Standby Agreement" has the meaning ascribed to it in Annex C.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets,  operations,  prospects or financial or other condition of the Borrowers and their  Subsidiaries  considered as a whole,  (b) any Borrower's ability to pay any of the Loans or any of the other  Obligations in accordance with the terms of the Agreement,  (c) the  Collateral or Agent's Liens, on behalf of itself and Lenders,  on the Collateral or the priority of such Liens,  or (d) Agent's or any Lender's  rights and remedies under the Agreement and the other Loan Documents.

         "Maximum  Amount" means, as of any date of  determination,  an amount equal to the Revolving Loan Commitment of all Lenders as of that date.

         "Maximum Lawful Rate" has the meaning ascribed to it in Section 1.2(f).

         "Moody's" means Moody's Investor's Service, Inc.

         "Mortgages"  means  each of the  mortgages,  deeds  of  trust,  leasehold  mortgages,  leasehold  deeds of  trust,  collateral assignments of leases or other real estate  security  documents  delivered by any Credit Party to Agent on behalf of itself and Lenders with respect to the Real Estate, in each case as amended, modified or supplemented from time to time.

         "Multiemployer  Plan" means a  "multiemployer  plan" as defined in Section  4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making or is obligated to make  contributions  on behalf of participants  who are or were employed by any of them or with respect to which it has any liability.

         "Net Orderly  Liquidation  Value" shall mean, at any time, as to any Eligible  Inventory,  the net orderly  liquidation  value determined most recently at or prior to such time in writing by an independent  appraiser  mutually agreed upon by Agent and the Credit
Parties,  each such  determination  to be made using the same basis and or approach to valuation  consistent  with the approach used in the initial determination and calculating the orderly liquidation value net of liquidation costs.

         "Net Proceeds"  means the aggregate cash proceeds  received by the Credit Parties or any of their  respective  Subsidiaries in respect of any Asset Disposition  (including,  without  limitation,  insurance  proceeds,  awards of condemnation and any cash received upon the sale or other disposition of any non-cash consideration  received in any Asset Disposition),  net of the direct costs relating to such Asset Disposition  (including,  without limitation,  legal,  accounting and investment banking fees, and sales commissions) and any  relocation  expenses  incurred as a result  thereof,  taxes paid or payable as a result  thereof  (after  taking into  account any available  tax  credits or  deductions  and any tax  sharing  arrangements),  the  amounts  required  to be  applied to the  payment of
Indebtedness  (other than Indebtedness  incurred pursuant to the Senior Notes Indenture)  secured by a Lien on the asset or assets that were the  subject  of the Asset  Disposition,  and any  reserve  for  adjustment  in  respect of the sale price of such asset or assets established in accordance with GAAP.

         "Non-Consenting Lender" has the meaning ascribed to it in Section 9.19(c).

         "Non-Funding Lender" has the meaning ascribed to it in Section 8.5(a).

         "Notes" means the Revolving Notes.

         "Notice of Conversion/Continuation" has the meaning ascribed to it in Section 1.2(e).

         "Notice of Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(a).

         "Obligations"  means all loans,  advances,  debts,  liabilities and  obligations,  for the performance of covenants,  tasks or duties or for payment of monetary  amounts  (whether or not such  performance  is then  required  or  contingent,  or such  amounts are liquidated or determinable),  including  obligations  pursuant to Letter of Credit  Obligations,  owing by any Credit Party to Agent or any Lender,  and all covenants and duties regarding such amounts,  of any kind or nature,  present or future,  whether or not evidenced by any note,  agreement or other  instrument,  arising under the Agreement or any of the other Loan  Documents.  This term includes all principal,  interest  (including  all interest that accrues after the  commencement  of any case or proceeding by or against any Credit
Party in bankruptcy,  whether or not allowed in such case or proceeding),  Fees, Charges,  expenses,  attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents.

         "OSF Borrowing Base" means, as of any date of  determination  by Agent,  from time to time, an amount equal to the sum at such time of:

(a)      up to 85% of the net amount of OSF's Eligible Accounts at such time;

(b)      up to the lesser of (i) 60% of OSF's  Total  Eligible  Inventory  or (ii) 85% of the Net  Orderly  Liquidation  Value of OSF's
Eligible Inventory; less

(c)      any Reserves Agent may have applied thereto.

         "OSI Borrowing Base" means, as of any date of  determination  by Agent,  from time to time, an amount equal to the sum at such time of:

(a)      up to 85% of the net amount of OSI's Eligible Accounts at such time; and

(b)      up to the lesser of (i) 60% of OSI's  Total  Eligible  Inventory  or (ii) 85% of the Net  Orderly  Liquidation  Value of OSI's
Eligible Inventory; less

(c)      any Reserves Agent may have applied thereto.

         "OSV Borrowing Base" means, as of any date of  determination  by Agent,  from time to time, an amount equal to the sum at such time of:

(a)      up to 85% of the net amount of OSV's Eligible Accounts at such time;

(b)      up to the lesser of (i) 60% of OSV's  Total  Eligible  Inventory  or (ii) 85% of the Net  Orderly  Liquidation  Value of OSV's
Eligible Inventory; less

(c)      any Reserves Agent may have applied thereto.

         "Other Lender" has the meaning ascribed to it in Section 8.5(d).

         "Overadvance" has the meaning ascribed to it in Section 1.5(b).

         "Patent  License"  means rights under any written  agreement now owned or hereafter  acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

         "Patent  Security  Agreements"  means the Patent Security  Agreements made in favor of Agent, on behalf of itself and Lenders, by each applicable Credit Party, in each case, as amended, modified or supplemented from time to time.

         "Patents" means all of the following in which any Credit Party now holds or hereafter  acquires any interest:  (a) all letters patent of the United States or any other country,  all  registrations and recordings  thereof,  and all applications for letters patent of the United States or of any other country,  including  registrations,  recordings and  applications  in the United States Patent and
Trademark  Office or in any similar  office or agency of the United  States,  any State or any other  country,  and  (b) all  reissues, continuations, continuations-in-part or extensions thereof.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means a Plan described in Section 3(2) of ERISA.

         "Permitted  Encumbrances" means the following  encumbrances:  (a) Liens for taxes or assessments or other governmental Charges not yet due and payable;  (b) pledges or deposits of money securing statutory  obligations under workmen's  compensation,  unemployment insurance,  social security or public liability laws or similar legislation  (excluding Liens under ERISA);  (c) pledges or deposits of money  securing  bids,  tenders,  contracts  (other than  contracts  for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business;  (d) inchoate  and unperfected  workers',  mechanics' or similar liens arising in the  ordinary  course of business,  so long as such Liens  attach only to  Equipment,  Fixtures  and/or Real Estate;  (e) carriers', warehousemen's,  suppliers' or other similar possessory liens arising in the ordinary course of business;  (f) deposits securing, or in lieu of, surety,  appeal or customs bonds in proceedings to which any Credit Party is a party;  (g) any attachment or judgment lien not constituting an Event of Default under Section 6.1;  (h) zoning restrictions,  easements, licenses, or other restrictions on the use of any Real Estate or other minor  irregularities  in title  (including  leasehold  title) thereto,  so long as the same do not materially impair the use, value, or marketability of such Real Estate;  (i) presently  existing or hereafter  created Liens in favor of Agent, on behalf  of  Lenders;  (j)  Liens  existing  on the date  hereof  and  renewal,  and  extensions  thereof  which  Liens are set forth on
Schedule 3.2;  (k) Liens securing Indebtedness permitted by Section 3.1(e),  provided that the Liens attach only to the assets financed by such  Indebtedness;  (l) Liens securing the Senior Notes and related  obligations  arising under the Senior Notes Indenture,  to the extent such Liens are subject to the Intercreditor  Agreement and the intercreditor  provisions of the Senior Notes Indenture;  and (m)
Liens of landlords  or mortgages  arising by operation  of law or pursuant to the terms of real  property  leases,  provided,  that the mortgage or rental payments  secured thereby are not yet overdue,  and the applicable  mortgage or lease is not otherwise in default in a manner which could permit the applicable mortgagee or lessee to take enforcement action with respect to such Liens.

         "Person"  means  any  individual,  sole  proprietorship,  partnership,  joint  venture,  trust,  unincorporated  organization, association,  corporation,  limited liability company,  institution,  public benefit  corporation,  other entity or government (whether federal,  state, county, city,  municipal,  local,  foreign, or otherwise,  including any  instrumentality,  division,  agency, body or department thereof).

         "Plan" means, at any time, an "employee  benefit plan," as defined in Section 3(3) of ERISA,  that any Credit Party maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Credit Party.

         "Prior Lender" means the holder of the Prior Lender Obligations.

         "Prior Lender  Obligations"  means the obligations (other than any contingent  indemnification  obligations for which no claim has been asserted) under the Credit Agreement dated as of November 30, 1999, by and among OSI,  Holdings,  the other persons designated as "Credit  Parties" on the signature  pages thereof,  Lehman Brothers Inc. as arranger,  Lehman  Commercial  Paper,  Inc. as arranger, syndication agent and administrative agent and the financial institutions party thereto from time to time as lenders.

         "Pro Forma" means the unaudited  consolidated and  consolidating  balance sheets of Holdings and its Subsidiaries  prepared in accordance with GAAP as of August 30, 2003 after giving effect to the Related  Transactions.  The Pro Forma is annexed hereto as Annex
D.

         "Pro Rata Share" means with respect to all matters  relating to any Lender  (a) with  respect to the  Revolving  Loan prior to the Commitment  Termination  Date, the percentage  obtained by dividing  (i) the  Revolving Loan  Commitment of that Lender by (ii) the aggregate  Revolving Loan Commitments of all Lenders,  and (b) with respect to all Loans on and after the Commitment  Termination Date, the percentage  obtained by dividing (i) the  aggregate  outstanding  principal  balance of the Loans held by that Lender,  by (ii) the outstanding  principal  balance of the Loans held by all  Lenders,  as such  percentages  may be  adjusted by  assignments  pursuant to
Section 8.1.

         "Projections"  means  Holdings'  forecasted   consolidated  and  consolidating:   (a) balance  sheets;   (b) profit  and  loss
statements;   (c) cash  flow  statements;   and  (d) capitalization   statements,  all  prepared  on  a  Subsidiary  by  Subsidiary  or division-by-division  basis, if applicable,  and otherwise consistent with the historical  Financial  Statements of Holdings,  together with appropriate supporting details and a statement of underlying assumptions.

         "Proposed Change" has the meaning ascribed to it in Section 9.19(c).

         "Qualified  Assignee" means (a) any Lender,  any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial  loans,  any other  investment fund that invests in commercial  loans and that is managed or advised by the same investment  advisor as such Lender or by an Affiliate of such investment  advisor,  and (b) any commercial  bank,  savings and loan  association  or savings  bank or any other  entity  which is an  "accredited  investor"  (as  defined in  Regulation  D under the
Securities Act of 1933) which extends  credit or buys loans as one of its  businesses,  including  insurance  companies,  mutual funds, lease financing  companies and commercial  finance  companies,  in each case, which has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody's at the date that it becomes a Lender and which,  through its applicable  lending  office,  is capable of lending to Borrowers  without the imposition of any  withholding or similar  taxes;  provided that no Person  determined by Agent to be acting in the capacity of a vulture  fund or  distressed  debt  purchaser  shall be a Qualified  Assignee and no Person or Affiliate of such Person  (other than a Person that is already a Lender)  holding  Subordinated  Debt or Stock issued by any Credit Party shall be a
Qualified Assignee.

         "Qualified Plan" means a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.

         "Real Estate" has the meaning ascribed to it in Section 5.12.

         "Refinancing" means the repayment in full by Borrowers of the Prior Lender Obligations on the Closing Date.

         "Related  Transactions"  means the initial  borrowing  under the Revolving  Loan on the Closing  Date,  the  Refinancing,  the
issuance of the Senior  Subordinated  Notes, the payment of all Fees,  costs and expenses  associated with all of the foregoing and the execution and delivery of all of the Related Transactions Documents.

         "Related  Transactions  Documents"  means the Loan  Documents,  the Senior Notes,  the Senior Notes  Indenture,  the documents evidencing,  creating or governing the  Refinancing,  and all other  agreements or instruments  executed in connection with the Related
Transactions.

         "Release" means any release,  threatened release, spill, emission,  leaking, pumping,  pouring,  emitting,  emptying,  escape, injection,  deposit,  disposal,  discharge,  dispersal,  dumping,  leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

         "Replacement Lender" has the meaning ascribed to it in Section 9.19(a).

         "Requisite  Lenders" means Lenders having (a) more than 50% of the Commitments of all Lenders,  or (b) if the Commitments have been terminated, more than 50% of the aggregate outstanding amount of the Loans.

         "Reserves" means,  with respect to each Borrowing Base (a) the  $5,000,000  reserve  established by Agent on the Closing Date,
(b) reserves   established   by  Agent  from  time  to  time   against   Eligible   Accounts  and   Eligible   Inventory   pursuant  to
Exhibits 4.9(d)(i), 4.9(d)(ii) and/or 4.9(d)(iii)  and  (c) such  other  reserves  against  Eligible  Accounts,  Eligible  Inventory or
Borrowing  Availability  that Agent  may,  in its  reasonable  credit  judgment,  establish  from time to time.  Without  limiting  the generality of the foregoing,  Reserves  established to ensure the payment of accrued  interest or Indebtedness  shall be deemed to be a reasonable exercise of Agent's credit judgment.

         "Responsible Officer" of a Borrower means the chief executive officer, president or chief financial officer of such Borrower.

         "Restricted  Payment"  means,  with  respect to any Credit  Party  (a) the  declaration  or  payment  of any  dividend  or the incurrence  of any  liability  to make any other  payment  or  distribution  of cash or other  property  or assets in respect of Stock;
(b) any payment on account of the purchase,  redemption,  defeasance,  sinking fund or other retirement of such Credit Party's Stock or any other payment or distribution  made in respect thereof,  either directly or indirectly;  (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption,  purchase,  retirement,  defeasance, sinking fund or similar payment and any claim for rescission with respect to, any  Subordinated  Debt;  (d) any payment made to redeem, purchase,  repurchase or retire, or to obtain the surrender of, any outstanding  warrants,  options or other rights to acquire Stock of such Credit  Party now or  hereafter  outstanding;  (e) any  payment of a claim for the  rescission  of the purchase or sale of, or for material  damages  arising  from the  purchase or sale of, any shares of such  Credit  Party's  Stock or of a claim for  reimbursement, indemnification  or  contribution  arising  out of or related  to any such claim for  damages or  rescission;  (f) any  payment,  loan, contribution,  or other transfer of funds or other property to any  Stockholder of such Credit Party other than payment of compensation in the ordinary course of business to Stockholders  who are employees of such Credit Party;  and (g) any payment of management fees (or other fees of a similar  nature) or  out-of-pocket  expenses in connection  therewith by such Credit Party to any  Stockholder  of such
Credit Party or its Affiliates.

         "Retiree  Welfare  Plan"  means,  at any time,  a Welfare  Plan that  provides  for  continuing  coverage or benefits  for any participant or any beneficiary of a participant after such participant's  termination of employment,  other than continuation  coverage provided  pursuant  to  Section  4980B of the IRC or Part 6 of  Subtitle  B of Title I of ERISA or  similar  state  law and at the sole expense of the participant or the beneficiary of the participant.

         "Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(a).

         "Revolving Lenders" means those Lenders having a Revolving Loan Commitment.

         "Revolving  Loan(s)"  means,  at any time, the sum of (i) the aggregate  amount of Revolving  Credit  Advances  outstanding to
Borrowers  plus (ii) the  aggregate  Letter of Credit  Obligations  incurred  on behalf of  Borrowers.  Unless  the  context  otherwise requires,  references to the outstanding  principal  balance of the Revolving Loan shall include the  outstanding  balance of Letter of
Credit Obligations.

         "Revolving  Loan  Commitment"  means  (a) as to any  Lender,  the  commitment  of such  Lender  to make its Pro Rata  Share of
Revolving  Credit  Advances or incur its Pro Rata Share of Letter of Credit  Obligations  as set forth on Annex B or in the most recent
Assignment  Agreement,  if any, executed by such Lender and (b) as to all Lenders,  the aggregate commitment of all Lenders to make the
Revolving  Credit  Advances  or incur  Letter  of  Credit  Obligations,  which  aggregate  commitment  shall be forty  million  dollars
($40,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

         "Revolving Notes" has the meaning ascribed to it in Section 1.1(a).

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

         "Security  Agreement" means the Security  Agreement of even date herewith entered into by and among Agent, on behalf of itself and  Lenders,  and each Credit Party that is a signatory  thereto,  together  with each other  security  agreement  entered into by any
Credit Party in favor of Agent, in each case, as amended, modified and supplemented from time to time.

         "Senior Notes" means  $100,000,000  in principal  amount of senior secured notes issued on the Closing Date by OSI pursuant to the Senior Notes  Indenture and up to  $50,000,000  in principal  amount of senior  secured  notes issued  pursuant to the Senior Notes
Indenture after the Closing Date (together with  replacements and  substitutions  thereof due to loss or mutilation),  in each case, as amended, modified or supplemented from time to time in accordance with this Agreement.

         "Senior Notes  Indenture" means the Indenture,  dated as of September 29, 2003,  among The Bank of New York, as Trustee,  OSI,
OSF, OSV and Holdings as such Indenture may be amended, modified or supplemented from time to time in accordance with this Agreement.

         "Senior Notes Trustee" means, at any time, the trustee under the Senior Notes Indenture at such time.

         "Senior  Subordinated  Notes"  means those  certain  13?%  Senior  Subordinated  Notes due 2009 issued by OSI in an  aggregate original principal amount of $100,000,000 pursuant to the Senior Subordinated Notes Indenture.

         "Senior  Subordinated  Notes Indenture" means the Indenture,  dated as of November 30, 1999 by and among OSI, as Issuer,  OSV, as Guarantor and Norwest Bank Minnesota,  National  Association,  as Trustee, as supplemented  through the Closing Date and as amended, modified or supplemented in accordance with this Agreement.

         "Settlement Date" has the meaning ascribed to it in Section 8.5(a)(ii).

         "Software"  means all  "software"  as such term is defined in the Code,  now owned or hereafter  acquired by any Credit Party, other than software  embedded in any category of Goods,  including all computer  programs and all  supporting  information  provided in connection with a transaction related to any program.

         "Solvent"  means,  with  respect to any Person on a particular  date,  that on such date (a) the fair value of the property of such Person is greater than the total  amount of  liabilities,  including  subordinated  and  contingent  liabilities,  of such Person;
(b) the  present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and liabilities,  including  subordinated and contingent  liabilities as they become absolute and matured;  (c) such  Person  does not intend to, and does not believe  that it will,  incur debts or  liabilities  beyond such  Person's ability to pay as such debts and  liabilities  mature;  and  (d) such  Person is not engaged in a business or  transaction,  and is not about to engage in a business or transaction,  for which such Person's  property would  constitute an unreasonably  small capital.  The amount of contingent  liabilities  (such as Litigation,  guaranties and pension plan  liabilities) at any time shall be computed as the amount  that,  in light of all the facts and  circumstances  existing  at the time,  represents  the amount that can be  reasonably  be expected to become an actual or matured liability.

         "Statement" has the meaning ascribed to it in Section 4.9(b).

         "Stock"  means all  shares,  options,  warrants,  general or limited  partnership  interests,  membership  interests  or other equivalents  (regardless  of how  designated) of or in a  corporation,  partnership,  limited  liability  company or equivalent  entity whether voting or nonvoting,  including common stock,  preferred stock or any other "equity  security" (as such term is defined in Rule
3a11-1 of the General Rules and Regulations  promulgated by the Securities and Exchange  Commission  under the Securities  Exchange Act of 1934).

         "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

         "Subordinated  Debt" means the Indebtedness of OSI evidenced by the Senior  Subordinated  Notes and any other  Indebtedness of any Credit Party  subordinated to the Obligations in a manner and form  satisfactory to Agent in its sole  discretion,  as to right and time of payment and as to any other rights and remedies thereunder.

         "Subsidiary"  means,  with  respect  to any  Person,  (a) any  corporation  of  which  an  aggregate  of more  than 50% of the outstanding  Stock having  ordinary  voting power to elect a majority of the board of directors of such  corporation  (irrespective  of whether,  at the time, Stock of any other class or classes of such  corporation  shall have or might have voting power by reason of the happening of any  contingency)  is at the time,  directly or indirectly,  owned legally or  beneficially  by such Person or one or more
Subsidiaries  of such Person,  or with  respect to which any such Person has the right to vote or designate  the vote of 50% or more of such Stock whether by proxy,  agreement,  operation of law or otherwise,  and (b) any partnership or limited liability company in which such Person and/or one or more  Subsidiaries of such Person shall have an interest  (whether in the form of voting or  participation in profits or capital  contribution)  of more than 50% or of which any such Person is a general  partner or may  exercise  the powers of a general  partner.  Unless the context  otherwise  requires,  each  reference  to a Subsidiary  shall be a reference to a Subsidiary  of
Holdings.

         "Supermajority  Revolving  Lenders" means Lenders having (a) 75% or more of the Revolving Loan Commitments of all Lenders,  or
(b) if the Revolving Loan Commitments have been terminated, 75% or more of the aggregate outstanding amount of the Revolving Loan.

         "Tandy Tax Sharing Agreement" means the Amended and Restated Tax Benefit Reimbursement  Agreement,  dated as of June 19, 1997, between Tandy Corporation, TE Electronics Inc. and Holdings, as the same may be amended,  supplemented,  replaced or otherwise modified from time to time.

         "Termination  Date" means the date on which (a) the Loans have been  indefeasibly  repaid in full,  (b) all other  Obligations
(other than  contingent  indemnification  obligations  for which no claims have been  asserted)  under the Agreement and the other Loan
Documents have been completely  discharged,  (c) all Letter of Credit Obligations have been cash collateralized in the amount set forth in Section 1.5(g),  cancelled or backed by standby letters of credit reasonably  acceptable to Agent and (d) no Borrower shall have any further right to borrow any monies under the Agreement.

         "Title IV Plan" means "an employee  pension  benefit  plan" as defined in Section  3(2) of ERISA  (other than a  Multiemployer
Plan), that is covered by Title IV of ERISA, and that at any relevant time any Credit Party or ERISA Affiliate  maintains,  contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

         "Total  Eligible  Inventory"  has the meaning  ascribed  to it in  Schedule 1  to  Exhibit 4.9(d)(i),  Exhibit 4.9(d)(ii)  and
Exhibit 4.9(d)(iii), as applicable.

         "Trademark  Security  Agreements"  means the Trademark  Security  Agreements  made in favor of Agent,  on behalf of itself and
Lenders, by each applicable Credit Party, in each case, as amended, modified or supplemented from time to time.

         "Trademark  License"  means rights under any written  agreement now owned or hereafter  acquired by any Credit Party  granting any right to use any Trademark.

         "Trademarks"  means all of the following now owned or hereafter adopted or acquired by any Credit Party:  (a) all  trademarks, trade names,  corporate names,  business names,  trade styles,  service marks,  logos,  internet domain names, other source or business identifiers,  prints and labels on which any of the foregoing have appeared or appear,  designs and general  intangibles of like nature
(whether  registered or  unregistered),  all  registrations  and recordings  thereof,  and all  applications  in connection  therewith, including  registrations,  recordings  and  applications  in the United States Patent and Trademark  Office or in any similar office or agency of the United  States,  any state or territory  thereof,  or any other country or any  political  subdivision  thereof;  (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

         "Transaction" has the meaning ascribed to it in Section 9.13.

         "Trustee"  means The Bank of New York in its capacity as trustee under the Senior Notes  Indenture  and any successor  trustee thereunder.

         "Trustee  First Lien  Collateral"  shall mean  Collateral  in which the  Trustee,  on behalf of itself and the  holders of the
Senior  Notes,  has a first  priority  Lien in  accordance  with the  intercreditor  provisions  of the Senior Notes  Indenture and the
Intercreditor  Agreement  provided that such Collateral shall cease to constitute  Trustee First Lien Collateral upon  satisfaction and discharge of the Senior Notes Indenture.

         "Trustee  First Lien  Deposit  Account"  means the deposit  account  established  pursuant  to Section __ of the Senior  Notes
Indenture and into which Credit Parties are required to deposit proceeds of dispositions of Trustee First Lien Collateral.

         "Unfunded  Pension  Liability" means, at any time, the aggregate amount, if any, of the sum of the amount by which the present value of all accrued  benefits  under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits,  all determined as of the most recent  valuation  date for each such Title IV Plan using the actuarial  assumptions  for funding purposes in effect under such Title IV Plan.

         "Welfare Plan" means a Plan described in Section 3(1) of ERISA.

         Rules of  construction  with respect to  accounting  terms used in the Agreement or the other Loan  Documents  shall be as set forth or referred to in this Annex A. All other  undefined  terms  contained  in any of the Loan  Documents  shall,  unless the context indicates  otherwise,  have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined  differently  in different  Articles or Divisions of the Code,  the  definition  contained in Article or Division 9 shall control.  Unless  otherwise  specified,  references in the Agreement or any of the Appendices to a Section,  subsection or clause refer to such Section,  subsection or clause as contained in the Agreement.  The words  "herein,"  "hereof" and  "hereunder"  and other words of similar import refer to the Agreement as a whole,  including all Annexes,  Exhibits and  Schedules,  as the same may from time to time be amended,  restated,  modified or  supplemented,  and not to any particular  section,  subsection or clause  contained in the
Agreement or any such Annex, Exhibit or Schedule.

         Wherever  from the  context it appears  appropriate,  each term  stated in either the  singular  or plural  shall  include the singular and the plural,  and pronouns  stated in the masculine,  feminine or neuter gender shall include the  masculine,  feminine and neuter  genders.  The words  "including",  "includes" and "include"  shall be deemed to be followed by the words "without  limitation";
the word "or" is not exclusive;  references to Persons include their  respective  successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental  Persons,  Persons succeeding to the relevant functions of such
Persons;  and all references to statutes and related  regulations  shall include any amendments of the same and any successor  statutes and  regulations.  Whenever any  provision in any Loan Document  refers to the knowledge (or an analogous  phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual  knowledge or awareness of a particular  fact or  circumstance  or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                                                                                                                      EXHIBIT 4.9(d)(i)

                                                      BORROWING BASE CERTIFICATE

                                                      O'SULLIVAN INDUSTRIES, INC.

                                                       Date: ___________, ______

         This Certificate is given by O'Sullivan  Industries,  Inc.  ("Borrower")  pursuant to subsection 4.9(d) of that certain Credit
Agreement dated as of  September 29, 2003  among Borrower,  the other Credit Parties party thereto, the Lenders from time to time party thereto  and General  Electric  Capital  Corporation,  as agent for the Lenders (as such  agreement  may have been  amended,  restated, supplemented or otherwise  modified from time to time the "Credit  Agreement").  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized  to execute and deliver  this  Certificate  on behalf of  Borrower.  By  executing  this
Certificate such officer hereby certifies to Agent and Lenders that:

(a)      Attached hereto as Schedule 1 is a calculation of the proposed Borrowing Base for Borrower as of the above date;

(b)      Based on such schedule, the proposed Borrowing Base as of the above date is:

                                                          $__________________

(c)      Agent shall have the right to establish or modify or  eliminate  Reserves  against  Eligible  Accounts and Eligible  Inventory from time to time in its reasonable  credit  judgment based on events or occurrences  after the Closing Date that adversely  affect the collectibility  of Accounts or the  saleability  of Inventory.  In addition,  Agent reserves the right at any time to adjust any of the criteria set forth below and to establish new criteria in its  reasonable  credit  judgment,  subject to the approval of  Supermajority
Revolving  Lenders in the case of adjustments  which have the effect of making more credit  available.  Borrower  acknowledges that the exercise by Agent of any right  pursuant to this clause (c) shall have the effect of adjusting  the proposed  Borrowing  Base set forth above.

         IN  WITNESS  WHEREOF,  Borrower  has  caused  this  Certificate  to be  executed  by its  ________________  this  ____  day of
___________, ____.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ___________________________________
                                                     Its:         ___________________________________

                                                                                                                             Schedule 1
                                                                                                                   to Exhibit 4.9(d)(i)

                                                      BORROWING BASE CALCULATION

                                                      O'SULLIVAN INDUSTRIES, INC.

Accounts of the Borrower and its  Subsidiaries  reflected as accounts  receivable  on the Borrower's  consolidated  balance sheet (as of the date above), but solely to the extent of the unpaid portion of the  obligations  stated on the  respective  invoices issued  to a  customer  of  Borrower  or any  of its  Subsidiaries  with  respect  to inventory sold and shipped or services  performed in the ordinary course of business, net of any credits,  rebates or offsets  owed by Borrower or any of its  Subsidiaries
to the respective customer.                                                                     $___________
Less:    Ineligible Accounts:
         Accounts  that do not  arise  from the sale of goods or the  performance  of
         services by Borrower in the ordinary course of its business;                           ___________
         Accounts (i) upon which  Borrower's right to receive payment is not absolute or is contingent  upon the  fulfillment of any condition  whatsoever or (ii)
         as to which  Borrower  is not able to bring suit or  otherwise  enforce  its remedies  against the Account Debtor through judicial  process,  or (iii) if the  Account  represents  a progress  billing  consisting  of an invoice for goods sold or used or services  rendered  pursuant to a contract under which
         the  Account  Debtor's   obligation  to  pay  that  invoice  is  subject  to
         Borrower's  completion  of further  performance  under such  contract  or is
         subject to the equitable lien of a surety bond issuer;                                 ____________
         Any Account to the extent that any defense, counterclaim,  setoff or dispute
         (including any open deduction,  debit memo or charge-back) is asserted as to
         such Account;                                                                          ____________
         Accounts that are not true and correct  statements of bona fide indebtedness incurred in the amount of such Account for  merchandise  sold to or services
         rendered and accepted by the applicable Account Debtor;                                ____________
         Accounts  with respect to which an invoice,  reasonably  acceptable to Agent
         in form and substance, has not been sent to the applicable Account Debtor;             ____________
         Accounts  that (i) are not  owned by  Borrower  or (ii) are  subject  to any right,  claim,  security  interest or other  interest  of any other  Person,
         other than Liens in favor of Agent, on behalf of itself and Lenders;                   ___________
         Accounts that arise from a sale to any director,  officer, other employee or
         Affiliate of any Credit Party,  or to any entity that has any common officer
         or director with any Credit Party;                                                     ____________
         Accounts  that are the  obligation  of an Account  Debtor that is the United
         States government or a political  subdivision  thereof, or any state, county or  municipality  or department,  agency or  instrumentality  thereof unless
         Agent,  in its sole  discretion,  has agreed to the  contrary in writing and
         Borrower,  if necessary  or  desirable,  has  complied  with respect to such obligation  with the  Federal  Assignment  of  Claims  Act of  1940,  or any
         applicable  state,  county  or  municipal  law  restricting  the  assignment
         thereof with respect to such obligation;                                               ____________
         Accounts that are the  obligations of an Account Debtor located in a foreign country other than Canada unless  payment  thereof is assured by a letter of credit  assigned  with the  consent of the issuer  and  delivered  to Agent,
         satisfactory to Agent as to form, amount and issuer;                                   ____________
         Accounts  to the extent  Borrower  or any  Subsidiary  thereof is liable for goods  sold  or  services  rendered  by the  applicable  Account  Debtor  to
         Borrower or any  Subsidiary  thereof but only to the extent of the potential
         offset;                                                                                ____________
         Accounts  that  arise  with  respect  to  goods  that  are  delivered  on  a bill-and-hold,  cash-on-delivery basis or placed on consignment,  guaranteed sale or other terms by reason of which the payment by the Account  Debtor is
         or may be conditional;                                                                 ____________
         Accounts  that  are  in  default;   provided,  that,  without  limiting  the
         generality of the foregoing,  an Account shall be deemed in default upon the
         occurrence of any of the following:                                                    ____________
         (i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;
         (ii)     the Account Debtor obligated upon such Account  suspends  business, makes a general  assignment  for the benefit of  creditors or fails to pay its debts generally as they come due; or
         (iii)    a petition  is filed by or against  any  Account  Debtor  obligated upon such Account under any  bankruptcy  law or any other  federal,
                  state  or  foreign   (including   any   provincial)   receivership,
                  insolvency relief or other law or laws for the relief of debtors;
         Accounts  that are the  obligations  of an Account  Debtor if 50% or more of the  Dollar  amount  of all  Accounts  owing  by  that  Account  Debtor  are
         ineligible under any of the immediately preceding criterion;                           ____________
         Accounts as to which Agent's Lien thereon,  on behalf of itself and Lenders,
         is not a first priority perfected Lien;                                                ____________
         Accounts as to which any of the  representations  or  warranties in the Loan
         Documents are untrue;                                                                  ____________
         Accounts that are evidenced by a judgment, Instrument or Chattel  Paper;               ____________
         Accounts to the extent such Account exceeds any credit limit  established by
         Agent, in its reasonable credit judgment;                                              ____________
         Accounts to the extent that such Account,  together with all other  Accounts owing  to  such  Account  Debtor  and  its  Affiliates  as of  any  date  of determination  exceed  (i) if the  corporate  debt  rating  of such  Account
         Debtor is less than B2 by Moody's or B by S&P, 15% of all Eligible  Accounts
         or  (ii) if the  corporate  debt  rating  of such  Account  Debtor  is B2 or
         greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;              ____________
         Accounts that are payable in any currency other than Dollars; or                       ____________
         Accounts that are otherwise  unacceptable to Agent in its reasonable  credit
         judgment.                                                                              ____________
Total Ineligible Accounts                                                                       $
Total Eligible Accounts (Accounts less Total Ineligible Accounts)                               $
Advance Rate                                                                                    __________%
Accounts Availability                                                                           $

Inventory owned by, and in the possession of the Borrower,  and located in the United           $ ___________
States of America or Canada,  reflected as inventory on the  Borrower's  consolidated balance  sheet  (as of the  date  above),  valued  at the  lower  of cost  or  market
(including adequate reserves for obsolete,  slow moving or excess  quantities),  on a first-in, first-out basis
Less:    Ineligible Inventory:
         Inventory  that is not  owned by  Borrower  free and  clear of all Liens and           ___________
         rights of any other  Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure  Borrower's  performance with respect to that Inventory),  except the
         Liens in favor of Agent, on behalf of itself and Lenders;
         Inventory  that (i) is not  located on premises  owned,  leased or rented by           ___________
         Borrower and set forth in Schedule III to the Security  Agreement or (ii) is stored at a leased  location,  unless  Agent  has  given  its prior  consent thereto and unless (x) a reasonably  satisfactory  landlord  waiver has been delivered  to  Agent,  or (y)  Reserves  satisfactory  to  Agent  have  been
         established  with  respect  thereto,   (iii) is  stored  with  a  bailee  or
         warehouseman  unless a reasonably  satisfactory,  acknowledged bailee letter has been  received by Agent and Reserves  reasonably  satisfactory  to Agent have been established  with respect thereto,  or (iv) is located at an owned location  subject to a mortgage in favor of a lender other than Agent or the
         Senior Notes Trustee,  unless a reasonably satisfactory mortgagee waiver has been  delivered  to Agent,  or (v) is located  at any site if the  aggregate book value of Inventory at any such location is less than $100,000;
         Inventory that is placed on consignment or is in transit;                              ___________
         Inventory  that is covered by a  negotiable  document of title,  unless such           ___________
         document has been delivered to Agent with all necessary  endorsements,  free and clear of all Liens except those in favor of Agent and Lenders;
         Inventory  that  is  excess,  obsolete,  unsaleable,   clearance,  shopworn,           ___________
         seconds, damaged or unfit for sale;
         Inventory  that consists of display items or packing or shipping  materials,           ___________
         manufacturing supplies or replacement parts;
         Inventory (other than raw materials) that is not of a type held for sale in            ___________
         the ordinary course of Borrower's business;
         Inventory  that is not subject to a first priority lien in favor of Agent on           ___________
         behalf of itself and Lenders subject to Permitted Encumbrances;
         Inventory that breaches any of the representations or warranties  pertaining           ___________
         to Inventory set forth in the Loan Documents;
         Inventory that consists of any costs associated with "freight-in" charges;
         Inventory  that  consists  of  Hazardous  Materials  or  goods  that  can be           ___________
         transported or sold only with licenses that are not readily available;
         Inventory  whose  standard  cost is less than $2.00 or consisting of an item           ___________
         of which there are less than 200 such items;
         Inventory that is not covered by casualty  insurance  reasonably  acceptable           ___________
         to Agent; or
         Inventory that is otherwise  unacceptable to Agent in its reasonable  credit           ____________
         judgment.
Total Ineligible Inventory                                                                      $
Total Eligible Inventory (Inventory less Total Ineligible Inventory)                            $
Inventory  Availability  = the  lesser of  (i) 60% of Total  Eligible  Inventory  and           $
(ii) 85% of the Net Orderly Liquidation Value of Borrower's Eligible Inventory
Borrowing Base (Accounts Availability plus Inventory Availability)

                                                                                                                     EXHIBIT 4.9(d)(ii)

                                                      BORROWING BASE CERTIFICATE

                                               O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                       Date: ___________, ______

         This Certificate is given by O'Sullivan  Furniture Factory Outlet, Inc.  ("Borrower")  pursuant to  subsection 4.9(d)  of that certain Credit Agreement dated as of September 29, 2003  among Borrower,  the other Credit Parties party thereto, the Lenders from time to time party thereto and General  Electric  Capital  Corporation,  as agent for the Lenders (as such  agreement may have been amended, restated,  supplemented  or  otherwise  modified  from time to time the "Credit  Agreement").  Capitalized  terms used  herein  without definition shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized  to execute and deliver  this  Certificate  on behalf of  Borrower.  By  executing  this
Certificate such officer hereby certifies to Agent and Lenders that:

(d)      Attached hereto as Schedule 1 is a calculation of the proposed Borrowing Base for Borrower as of the above date;

(e)      Based on such schedule, the proposed Borrowing Base as of the above date is:

                                                          $__________________

(f)      Agent shall have the right to establish or modify or  eliminate  Reserves  against  Eligible  Accounts and Eligible  Inventory from time to time in its reasonable  credit  judgment based on events or occurrences  after the Closing Date that adversely  affect the collectibility  of Accounts or the  saleability  of Inventory.  In addition,  Agent reserves the right at any time to adjust any of the criteria set forth below and to establish new criteria in its  reasonable  credit  judgment,  subject to the approval of  Supermajority
Revolving  Lenders in the case of adjustments  which have the effect of making more credit  available.  Borrower  acknowledges that the exercise by Agent of any right  pursuant to this clause (c) shall have the effect of adjusting  the proposed  Borrowing  Base set forth above.

         IN  WITNESS  WHEREOF,  Borrower  has  caused  this  Certificate  to be  executed  by its  ________________  this  ____  day of
___________, ____.

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:          ___________________________________
                                                     Its:         ___________________________________

                                                                                                                             Schedule 1
                                                                                                                  to Exhibit 4.9(d)(ii)

                                                      BORROWING BASE CALCULATION

                                               O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

Accounts of the Borrower and its  Subsidiaries  reflected as accounts  receivable  on the Borrower's  consolidated  balance sheet (as of the date above), but solely to the extent of the unpaid portion of the  obligations  stated on the  respective  invoices issued  to a  customer  of  Borrower  or any  of its  Subsidiaries  with  respect  to inventory sold and shipped or services  performed in the ordinary course of business, net of any credits,  rebates or offsets  owed by Borrower or any of its  Subsidiaries
to the respective customer.                                                                     $___________
Less:    Ineligible Accounts:
         Accounts  that do not  arise  from the sale of goods or the  performance  of
         services by Borrower in the ordinary course of its business;                           ___________
         Accounts (i) upon which  Borrower's right to receive payment is not absolute or is contingent  upon the  fulfillment of any condition  whatsoever or (ii)
         as to which  Borrower  is not able to bring suit or  otherwise  enforce  its remedies  against the Account Debtor through judicial  process,  or (iii) if the  Account  represents  a progress  billing  consisting  of an invoice for goods sold or used or services  rendered  pursuant to a contract under which
         the  Account  Debtor's   obligation  to  pay  that  invoice  is  subject  to
         Borrower's  completion  of further  performance  under such  contract  or is
         subject to the equitable lien of a surety bond issuer;                                 ____________
         Any Account to the extent that any defense, counterclaim,  setoff or dispute
         (including any open deduction,  debit memo or charge-back) is asserted as to
         such Account;                                                                          ____________
         Accounts that are not true and correct  statements of bona fide indebtedness incurred in the amount of such Account for  merchandise  sold to or services
         rendered and accepted by the applicable Account Debtor;                                ____________
         Accounts  with respect to which an invoice,  reasonably  acceptable to Agent
         in form and substance, has not been sent to the applicable Account Debtor;             ____________
         Accounts  that (i) are not  owned by  Borrower  or (ii) are  subject  to any right,  claim,  security  interest or other  interest  of any other  Person,
         other than Liens in favor of Agent, on behalf of itself and Lenders;                   ___________
         Accounts that arise from a sale to any director,  officer, other employee or
         Affiliate of any Credit Party,  or to any entity that has any common officer
         or director with any Credit Party;                                                     ____________
         Accounts  that are the  obligation  of an Account  Debtor that is the United
         States government or a political  subdivision  thereof, or any state, county or  municipality  or department,  agency or  instrumentality  thereof unless
         Agent,  in its sole  discretion,  has agreed to the  contrary in writing and
         Borrower,  if necessary  or  desirable,  has  complied  with respect to such obligation  with the  Federal  Assignment  of  Claims  Act of  1940,  or any
         applicable  state,  county  or  municipal  law  restricting  the  assignment
         thereof with respect to such obligation;                                               ____________
         Accounts that are the  obligations of an Account Debtor located in a foreign country other than Canada unless  payment  thereof is assured by a letter of credit  assigned  with the  consent of the issuer  and  delivered  to Agent,
         satisfactory to Agent as to form, amount and issuer;                                   ____________
         Accounts  to the extent  Borrower  or any  Subsidiary  thereof is liable for goods  sold  or  services  rendered  by the  applicable  Account  Debtor  to
         Borrower or any  Subsidiary  thereof but only to the extent of the potential
         offset;                                                                                ____________
         Accounts  that  arise  with  respect  to  goods  that  are  delivered  on  a bill-and-hold,  cash-on-delivery basis or placed on consignment,  guaranteed sale or other terms by reason of which the payment by the Account  Debtor is
         or may be conditional;                                                                 ____________
         Accounts  that  are  in  default;   provided,  that,  without  limiting  the
         generality of the foregoing,  an Account shall be deemed in default upon the
         occurrence of any of the following:                                                    ____________
         (i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;
         (ii)     the Account Debtor obligated upon such Account  suspends  business, makes a general  assignment  for the benefit of  creditors or fails to pay its debts generally as they come due; or
         (iii)    a petition  is filed by or against  any  Account  Debtor  obligated upon such Account under any  bankruptcy  law or any other  federal,
                  state  or  foreign   (including   any   provincial)   receivership,
                  insolvency relief or other law or laws for the relief of debtors;
         Accounts  that are the  obligations  of an Account  Debtor if 50% or more of the  Dollar  amount  of all  Accounts  owing  by  that  Account  Debtor  are
         ineligible under any of the immediately preceding criterion;                           ____________
         Accounts as to which Agent's Lien thereon,  on behalf of itself and Lenders,
         is not a first priority perfected Lien;                                                ____________
         Accounts as to which any of the  representations  or  warranties in the Loan
         Documents are untrue;                                                                  ____________
         Accounts that are evidenced by a judgment, Instrument or Chattel  Paper;               ____________
         Accounts to the extent such Account exceeds any credit limit  established by
         Agent, in its reasonable credit judgment;                                              ____________
         Accounts to the extent that such Account,  together with all other  Accounts owing  to  such  Account  Debtor  and  its  Affiliates  as of  any  date  of determination  exceed  (i) if the  corporate  debt  rating  of such  Account
         Debtor is less than B2 by Moody's or B by S&P, 15% of all Eligible  Accounts
         or  (ii) if the  corporate  debt  rating  of such  Account  Debtor  is B2 or
         greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;              ____________
         Accounts that are payable in any currency other than Dollars; or                       ____________
         Accounts that are otherwise  unacceptable to Agent in its reasonable  credit
         judgment.                                                                              ____________
Total Ineligible Accounts                                                                       $
Total Eligible Accounts (Accounts less Total Ineligible Accounts)                               $
Advance Rate                                                                                    __________%
Accounts Availability                                                                           $

Inventory owned by, and in the possession of the Borrower,  and located in the United           $ ___________
States of America or Canada,  reflected as inventory on the  Borrower's  consolidated balance  sheet  (as of the  date  above),  valued  at the  lower  of cost  or  market
(including adequate reserves for obsolete,  slow moving or excess  quantities),  on a first-in, first-out basis
Less:    Ineligible Inventory:
         Inventory  that is not  owned by  Borrower  free and  clear of all Liens and           ___________
         rights of any other  Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure  Borrower's  performance with respect to that Inventory),  except the
         Liens in favor of Agent, on behalf of itself and Lenders;
         Inventory  that (i) is not  located on premises  owned,  leased or rented by           ___________
         Borrower and set forth in Schedule III to the Security  Agreement or (ii) is stored at a leased  location,  unless  Agent  has  given  its prior  consent thereto and unless (x) a reasonably  satisfactory  landlord  waiver has been delivered  to  Agent,  or (y)  Reserves  satisfactory  to  Agent  have  been
         established  with  respect  thereto,   (iii) is  stored  with  a  bailee  or
         warehouseman  unless a reasonably  satisfactory,  acknowledged bailee letter has been  received by Agent and Reserves  reasonably  satisfactory  to Agent have been established  with respect thereto,  or (iv) is located at an owned location  subject to a mortgage in favor of a lender other than Agent or the
         Senior Notes Trustee,  unless a reasonably satisfactory mortgagee waiver has been  delivered  to Agent,  or (v) is located  at any site if the  aggregate book value of Inventory at any such location is less than $100,000;
         Inventory that is placed on consignment or is in transit;                              ___________
         Inventory  that is covered by a  negotiable  document of title,  unless such           ___________
         document has been delivered to Agent with all necessary  endorsements,  free and clear of all Liens except those in favor of Agent and Lenders;
         Inventory  that  is  excess,  obsolete,  unsaleable,   clearance,  shopworn,           ___________
         seconds, damaged or unfit for sale;
         Inventory  that consists of display items or packing or shipping  materials,           ___________
         manufacturing supplies or replacement parts;
         Inventory (other than raw materials) that is not of a type held for sale in            ___________
         the ordinary course of Borrower's business;
         Inventory  that is not subject to a first priority lien in favor of Agent on           ___________
         behalf of itself and Lenders subject to Permitted Encumbrances;
         Inventory that breaches any of the representations or warranties  pertaining           ___________
         to Inventory set forth in the Loan Documents;
         Inventory that consists of any costs associated with "freight-in" charges;             ___________
         Inventory  that  consists  of  Hazardous  Materials  or  goods  that  can be           ___________
         transported or sold only with licenses that are not readily available;
         Inventory  whose  standard  cost is less than $2.00 or consisting of an item           ___________
         of which there are less than 200 such items;
         Inventory that is not covered by casualty  insurance  reasonably  acceptable           ___________
         to Agent; or
         Inventory that is otherwise  unacceptable to Agent in its reasonable  credit           ____________
         judgment.
Total Ineligible Inventory                                                                      $
Total Eligible Inventory (Inventory less Total Ineligible Inventory)                            $
Inventory  Availability  = the  lesser of  (i) 60% of Total  Eligible  Inventory  and           $
(ii) 85% of the Net Orderly Liquidation Value Borrower's Eligible Inventory)
Borrowing Base (Accounts Availability plus Inventory Availability)                              $

                                                                                                                 EXHIBIT 4.9(d)(i)(iii)

                                                      BORROWING BASE CERTIFICATE

                                                O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                       Date: ___________, ______

         This  Certificate  is given by O'Sullivan  Industries - Virginia,  Inc.  ("Borrower")  pursuant to  subsection 4.9(d)  of that certain Credit Agreement dated as of September 29, 2003  among Borrower,  the other Credit Parties party thereto, the Lenders from time to time party thereto and General  Electric  Capital  Corporation,  as agent for the Lenders (as such  agreement may have been amended, restated,  supplemented  or  otherwise  modified  from time to time the "Credit  Agreement").  Capitalized  terms used  herein  without definition shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized  to execute and deliver  this  Certificate  on behalf of  Borrower.  By  executing  this
Certificate such officer hereby certifies to Agent and Lenders that:

(g)      Attached hereto as Schedule 1 is a calculation of the proposed Borrowing Base for Borrower as of the above date;

(h)      Based on such schedule, the proposed Borrowing Base as of the above date is:

                                                          $__________________

(i)      Agent shall have the right to establish or modify or  eliminate  Reserves  against  Eligible  Accounts and Eligible  Inventory from time to time in its reasonable  credit  judgment based on events or occurrences  after the Closing Date that adversely  affect the collectibility  of Accounts or the  saleability  of Inventory.  In addition,  Agent reserves the right at any time to adjust any of the criteria set forth below and to establish new criteria in its  reasonable  credit  judgment,  subject to the approval of  Supermajority
Revolving  Lenders in the case of adjustments  which have the effect of making more credit  available.  Borrower  acknowledges that the exercise by Agent of any right  pursuant to this clause (c) shall have the effect of adjusting  the proposed  Borrowing  Base set forth above.

         IN  WITNESS  WHEREOF,  Borrower  has  caused  this  Certificate  to be  executed  by its  ________________  this  ____  day of
___________, ____.

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By:          ___________________________________
                                                     Its:         ___________________________________

                                                                                                                             Schedule 1
                                                                                                                 to Exhibit 4.9(d)(iii)

                                                      BORROWING BASE CALCULATION

                                                O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

Accounts of the Borrower and its  Subsidiaries  reflected as accounts  receivable  on the Borrower's  consolidated  balance sheet (as of the date above), but solely to the extent of the unpaid portion of the  obligations  stated on the  respective  invoices issued  to a  customer  of  Borrower  or any  of its  Subsidiaries  with  respect  to inventory sold and shipped or services  performed in the ordinary course of business, net of any credits,  rebates or offsets  owed by Borrower or any of its  Subsidiaries
to the respective customer.                                                                     $___________
Less:    Ineligible Accounts:
         Accounts  that do not  arise  from the sale of goods or the  performance  of
         services by Borrower in the ordinary course of its business;                           ___________
         Accounts (i) upon which  Borrower's right to receive payment is not absolute or is contingent  upon the  fulfillment of any condition  whatsoever or (ii)
         as to which  Borrower  is not able to bring suit or  otherwise  enforce  its remedies  against the Account Debtor through judicial  process,  or (iii) if the  Account  represents  a progress  billing  consisting  of an invoice for goods sold or used or services  rendered  pursuant to a contract under which
         the  Account  Debtor's   obligation  to  pay  that  invoice  is  subject  to
         Borrower's  completion  of further  performance  under such  contract  or is
         subject to the equitable lien of a surety bond issuer;                                 ____________
         Any Account to the extent that any defense, counterclaim,  setoff or dispute
         (including any open deduction,  debit memo or charge back) is asserted as to
         such Account;                                                                          ____________
         Accounts that are not true and correct  statements of bona fide indebtedness incurred in the amount of such Account for  merchandise  sold to or services
         rendered and accepted by the applicable Account Debtor;                                ____________
         Accounts  with respect to which an invoice,  reasonably  acceptable to Agent
         in form and substance, has not been sent to the applicable Account Debtor;             ____________
         Accounts  that (i) are not  owned by  Borrower  or (ii) are  subject  to any right,  claim,  security  interest or other  interest  of any other  Person,
         other than Liens in favor of Agent, on behalf of itself and Lenders;                   ___________
         Accounts that arise from a sale to any director,  officer, other employee or
         Affiliate of any Credit Party,  or to any entity that has any common officer
         or director with any Credit Party;                                                     ____________
         Accounts  that are the  obligation  of an Account  Debtor that is the United
         States government or a political  subdivision  thereof, or any state, county or  municipality  or department,  agency or  instrumentality  thereof unless
         Agent,  in its sole  discretion,  has agreed to the  contrary in writing and
         Borrower,  if necessary  or  desirable,  has  complied  with respect to such obligation  with the  Federal  Assignment  of  Claims  Act of  1940,  or any
         applicable  state,  county  or  municipal  law  restricting  the  assignment
         thereof with respect to such obligation;                                               ____________
         Accounts that are the  obligations of an Account Debtor located in a foreign country other than Canada unless  payment  thereof is assured by a letter of credit  assigned  with the  consent of the issuer  and  delivered  to Agent,
         satisfactory to Agent as to form, amount and issuer;                                   ____________
         Accounts  to the extent  Borrower  or any  Subsidiary  thereof is liable for goods  sold  or  services  rendered  by the  applicable  Account  Debtor  to
         Borrower or any  Subsidiary  thereof but only to the extent of the potential
         offset;                                                                                ____________
         Accounts  that  arise  with  respect  to  goods  that  are  delivered  on  a bill-and-hold,  cash-on-delivery basis or placed on consignment,  guaranteed sale or other terms by reason of which the payment by the Account  Debtor is
         or may be conditional;                                                                 ____________
         Accounts  that  are  in  default;   provided,  that,  without  limiting  the
         generality of the foregoing,  an Account shall be deemed in default upon the
         occurrence of any of the following:                                                    ____________
         (i)      the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date;
         (ii)     the Account Debtor obligated upon such Account  suspends  business, makes a general  assignment  for the benefit of  creditors or fails to pay its debts generally as they come due; or
         (iii)    a petition  is filed by or against  any  Account  Debtor  obligated upon such Account under any  bankruptcy  law or any other  federal,
                  state  or  foreign   (including   any   provincial)   receivership,
                  insolvency relief or other law or laws for the relief of debtors;
         Accounts  that are the  obligations  of an Account  Debtor if 50% or more of the  Dollar  amount  of all  Accounts  owing  by  that  Account  Debtor  are
         ineligible under any of the immediately preceding criterion;                           ____________
         Accounts as to which Agent's Lien thereon,  on behalf of itself and Lenders,
         is not a first priority perfected Lien;                                                ____________
         Accounts as to which any of the  representations  or  warranties in the Loan
         Documents are untrue;                                                                  ____________
         Accounts that are evidenced by a judgment, Instrument or Chattel  Paper;               ____________
         Accounts to the extent such Account exceeds any credit limit  established by
         Agent, in its reasonable credit judgment;                                              ____________
         Accounts to the extent that such Account,  together with all other  Accounts owing  to  such  Account  Debtor  and  its  Affiliates  as of  any  date  of determination  exceed  (i) if the  corporate  debt  rating  of such  Account
         Debtor is less than B2 by Moody's or B by S&P, 15% of all Eligible  Accounts
         or  (ii) if the  corporate  debt  rating  of such  Account  Debtor  is B2 or
         greater by Moody's and B or greater by S&P, 25% of all Eligible Accounts;              ____________
         Accounts that are payable in any currency other than Dollars; or                       ____________
         Accounts that are otherwise  unacceptable to Agent in its reasonable  credit
         judgment.                                                                              ____________
Total Ineligible Accounts                                                                       $
Total Eligible Accounts (Accounts less Total Ineligible Accounts)                               $
Advance Rate                                                                                    __________%
Accounts Availability                                                                           $

Inventory owned by, and in the possession of the Borrower,  and located in the United           $ ___________
States of America or Canada,  reflected as inventory on the  Borrower's  consolidated balance  sheet  (as of the  date  above),  valued  at the  lower  of cost  or  market
(including adequate reserves for obsolete,  slow moving or excess  quantities),  on a first-in, first-out basis
Less:    Ineligible Inventory:
         Inventory  that is not  owned by  Borrower  free and  clear of all Liens and           ___________
         rights of any other  Person  (including  the rights of a purchaser  that has made progress  payments and the rights of a surety that has issued a bond to assure  Borrower's  performance with respect to that Inventory),  except the
         Liens in favor of Agent, on behalf of itself and Lenders;
         Inventory  that (i) is not  located on premises  owned,  leased or rented by           ___________
         Borrower and set forth in Schedule III to the Security  Agreement or (ii) is stored at a leased  location,  unless  Agent  has  given  its prior  consent thereto and unless (x) a reasonably  satisfactory  landlord  waiver has been delivered  to  Agent,  or (y)  Reserves  satisfactory  to  Agent  have  been
         established  with  respect  thereto,   (iii) is  stored  with  a  bailee  or
         warehouseman  unless a reasonably  satisfactory,  acknowledged bailee letter has been  received by Agent and Reserves  reasonably  satisfactory  to Agent have been established  with respect thereto,  or (iv) is located at an owned location  subject to a mortgage in favor of a lender other than Agent or the
         Senior Notes Trustee,  unless a reasonably satisfactory mortgagee waiver has been  delivered  to Agent,  or (v) is located  at any site if the  aggregate book value of Inventory at any such location is less than $100,000;
         Inventory that is placed on consignment or is in transit;                              ___________
         Inventory  that is covered by a  negotiable  document of title,  unless such           ___________
         document has been delivered to Agent with all necessary  endorsements,  free and clear of all Liens except those in favor of Agent and Lenders;
         Inventory  that  is  excess,  obsolete,  unsaleable,   clearance,  shopworn,           ___________
         seconds, damaged or unfit for sale;
         Inventory  that consists of display items or packing or shipping  materials,           ___________
         manufacturing supplies or replacement parts;
         Inventory (other than raw materials) that is not of a type held for sale in            ___________
         the ordinary course of Borrower's business;
         Inventory  that is not subject to a first priority lien in favor of Agent on           ___________
         behalf of itself and Lenders subject to Permitted Encumbrances;
         Inventory that breaches any of the representations or warranties  pertaining           ___________
         to Inventory set forth in the Loan Documents;
         Inventory  whose  standard  cost is less than $2.00 or consisting of an item           ___________
         of which there are less than 200 such items;
         Inventory that consists of any costs associated with "freight-in" charges;             ___________
         Inventory  that  consists  of  Hazardous  Materials  or  goods  that  can be           ___________
         transported or sold only with licenses that are not readily available;
         Inventory that is not covered by casualty  insurance  reasonably  acceptable           ___________
         to Agent; or
         Inventory that is otherwise  unacceptable to Agent in its reasonable  credit           ____________
         judgment.
Total Ineligible Inventory                                                                      $
Total Eligible Inventory (Inventory less Total Ineligible Inventory)                            $
Inventory  Availability  = the  lesser of  (i) 60% of Total  Eligible  Inventory  and           $
(ii) 85% of the Net Orderly Liquidation Value of Borrower's Eligible Inventory)
Borrowing Base (Accounts Availability plus Inventory Availability)                              $

                                                                                                                         EXHIBIT 4.9(k)

                                                        COMPLIANCE CERTIFICATE

                                                      O'SULLIVAN INDUSTRIES, INC.

                                               O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                        Date: __________, _____

         This  Certificate  is given by  O'Sullivan  Industries,  Inc.,  O'Sullivan  Furniture  Factory  Outlet,  Inc.  and  O'Sullivan
Industries - Virginia,  Inc.  (each  individually a "Borrower" and together and jointly and  severally,  the  "Borrowers")  pursuant to
Section 4.9(k)  of that certain  Credit  Agreement  dated as of  September 29, 2003  among  Borrowers,  the other Credit  Parties party thereto,  the Lenders  from time to time party  thereto and General  Electric  Capital  Corporation,  as agent for the Lenders (as such agreement  may have  been  amended,  restated,  supplemented  or  otherwise  modified  from  time to  time,  the  "Credit  Agreement").
Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

         The  undersigned  is duly  authorized  to execute and deliver this  Certificate  on behalf of  Borrowers.  By  executing  this
Certificate such officer hereby certifies to Agent and Lenders that:

(a)      the financial  statements  delivered  with this  Certificate  in accordance  with  Section 4.9(a) and/or 4.9(b)  of the Credit
Agreement  fairly  present in all material  respects the results of operations and financial  condition of Holdings,  Borrowers and its
Subsidiaries as of the dates of such financial statements;

(b)      I have  reviewed  the terms of the Credit  Agreement  and have made,  or caused to be made under my  supervision,  a review in reasonable  detail of the  transactions  and conditions of the Credit  Parties  during the accounting  period covered by such financial statements;

(c)      such review has not disclosed the existence  during or at the end of such  accounting  period,  and I have no knowledge of the existence as of the date hereof,  of any condition or event that  constitutes a Default or an Event of Default,  except as set forth on
Schedule 1  hereto,  which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrower has taken, is taking and proposes to take with respect thereto;

(d)      except  as  set   forth  on   Schedule 1   hereto,   Borrowers   are  in   compliance   with  the   covenants   contained   in
Sections 3.1, 3.3, 3.4, 3.5, 3.7 and 3.8 of the Credit Agreement, as demonstrated on Schedule 1 hereto;

(e)      except as set forth on  Schedule 2  hereto,  subsequent  to the date of the most recent  Certificate  submitted  by  Borrowers pursuant to Section 4.9(k)  of the Credit Agreement,  no Credit Party has (i) changed its name as it appears in official filings in the jurisdiction of its organization,  (ii) changed its chief executive office, principal place of business,  corporate offices, warehouses or locations at which Collateral is held or stored,  or the location of its records  concerning  Collateral,  (iii) changed the type of entity that it is,  (iv) changed (or has had changed) its  organization  identification  number,  if any, issued by its jurisdiction of organization,  (v) changed  its  jurisdiction  of  organization,  (vi) changed  the end of its Fiscal  Year,  or  (vii) formed  any new
Subsidiary or entered into any partnership or joint venture with any other Person; and

(f)      except as set forth on  Schedule 3  hereto,  subsequent  to the date of the most recent  Certificate  submitted  by  Borrowers pursuant to  Section 4.9(k)  of the Credit  Agreement,  there has been no event which would alter any of the  disclosures  set forth on
Schedule 5.4(b) of the Credit Agreement.

         IN WITNESS  WHEREOF,  Borrowers  have  caused this  Certificate  to be  executed  by its  __________________  this ____ day of
___________, ____.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                                                                                             SCHEDULE 1
                                                                                                                         Exhibit 4.9(k)

ALL  AMOUNTS IN EXHIBIT  4.9(K) ARE  WITHOUT  DUPLICATION  AND,  UNLESS  OTHERWISE  INDICATED,  ARE  CALCULATED  FOR  HOLDINGS  AND ITS
SUBSIDIARIES ON A CONSOLIDATED BASIS

                                                             INDEBTEDNESS
                                                             (Section 3.1)

Intercompany Indebtedness among Borrowers and their Subsidiaries:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Senior Notes:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $150,000,000
              In Compliance                                               Yes/No
Indebtedness secured by purchase money Liens or incurred with respect to Capital Leases:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Holdings Notes:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Industrial Revenue Bonds:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
    Indebtedness held by Affiliates as long as such Indebtedness constitutes Subordinated Debt and is not payable prior to the Termination Date:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Unsecured Indebtedness:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No

                                                              INVESTMENTS
                                                             (Section 3.3)

Loans and advances to employees for moving, traveling and other similar expenses in the ordinary course of business:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Capital contributions to wholly-owned domestic Subsidiaries:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No

                                                        CONTINGENT OBLIGATIONS
                                                             (Section 3.4)

Contingent  Obligations  incurred  in the  ordinary  course of  business  with  respect to surety  and appeal  bonds, performance and return-of-money bonds and other similar obligations:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No
Other Contingent Obligations not otherwise permitted in Sections 3.4(a) through (h):
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate                                  $_______________
              In Compliance                                               Yes/No

                                                      RESTRICTED JUNIOR PAYMENTS
                                                             (Section 3.5)

Management fees paid:
              Actual                                                      $_______________
              Permitted                                                   $_______________
              In Compliance                                               Yes/No
Dividends paid to Holdings to permit repurchase of Stock:
              Actual (current Fiscal Year)                                $_______________
              Current (current Fiscal Year)                               $_______________
              In Compliance                                               Yes/No
              Actual (term of Credit Agreement)                           $_______________
              Permitted (term of Credit Agreement)                        $_______________
              In Compliance                                               Yes/No
Repayment of Senior Subordinated Notes:
              Actual                                                      $_______________
              Permitted                                                   $_______________
              In Compliance                                               Yes/No

                                                          DISPOSAL OF ASSETS
                                                             (Section 3.7)

Describe any Asset Dispositions made during the period (list each transaction by market value of assets sold):
              _______________________________________________                                $______________
              _______________________________________________                                $______________
              _______________________________________________                                $______________
              _______________________________________________                                $______________
Permitted Asset Dispositions in a single transaction or series of related  transactions
(asset market value)                                                                         Not all or
                                                                                             substantially all of
                                                                                             assets of any Credit
                                                                                             Party or any Inventory
                                                                                             or Accounts or any
                                                                                             Stock of Borrowers or
                                                                                             Subsidiaries thereof
In Compliance                                                                                Yes/No
In Compliance                                                                                Yes/No

                                                     TRANSACTIONS WITH AFFILIATES
                                                             (Section 3.8)

Directors fees paid in current Fiscal Year:
              Actual in the aggregate                                     $_______________
              Permitted in the aggregate (as to cash) for                 $500,000
              non-Affiliated Directors

              In Compliance                                               Yes/No

                                          CONDITIONS OR EVENTS WHICH CONSTITUTE A DEFAULT OR
                                                           EVENT OF DEFAULT

[If any  condition or event exists that  constitutes  a Default or Event of Default,  specify  nature and period of existence  and what action Credit Parties have taken, is taking or proposes to take with respect thereto; if no condition or event exists, state "None."]

                                                                                                                             SCHEDULE 2
                                                                                                                         Exhibit 4.9(k)

                                                     ORGANIZATION/LOCATION CHANGES

[If any Credit Party has  (i) changed its name as it appears in official  filings in the state of its  organization,  (ii) changed  its chief  executive  office,  principal  place of business,  corporate  offices,  warehouses  or locations at which  Collateral is held or stored, or the location of its records  concerning  Collateral,  (iii) changed the type of entity that it is,  (iv) changed (or has had changed) its organization  identification  number, if any, issued by its jurisdiction or organization,  (v) changed its jurisdiction of organization,  (vi) changed  the end of its Fiscal Year, or  (vii) formed  any new Subsidiary or entered into any  partnership or joint venture with any Person, such change shall be specified below; if no such change has been made, state "None."]

                                                                  26
                                                                                                                         NYB 1430608.11

                                                                                                                             SCHEDULE 3
                                                                                                                         Exhibit 4.9(k)

                                                        CAPITALIZATION CHANGES

[If with respect to any Credit Party there has been a change in authorized  Stock,  issued and outstanding Stock or the identity of the holders of any Stock,  or if with  respect to any Credit Party there has been a change  pertaining  to  preemptive  rights or any other outstanding  rights,  options,  warrants,  conversion rights or similar agreements or understandings for the purchase or acquisition of any Stock, such change shall be set forth below; if no such change has occurred, state "None."]

                                                           EXHIBIT 1.1(a)(i)
                                                                  to
                                                           CREDIT AGREEMENT

                                                        FORM OF REVOLVING NOTE
                                                           (Multi-Borrower)

                                                                                                                     New York, New York

                                                                                                         $___,___,____________ __, ____

         FOR VALUE RECEIVED,  each of the undersigned (each individually a "Borrower" and collectively,  the "Borrowers"),  jointly and severally,  HEREBY  PROMISES TO PAY to the order of  _______________________  ("Lender"),  at the offices of GENERAL  ELECTRIC  CAPITAL
CORPORATION,  a Delaware corporation,  as Agent for Lenders ("Agent"),  at its address at 335 Madison Avenue, 12th Floor, New York, New
York, or at such other place as Agent may designate  from time to time in writing,  in lawful money of the United States of America and in  immediately  available  funds,  the amount of  _______________________  DOLLARS AND _______ CENTS  ($___,___,___)  or, if less, the aggregate  unpaid  amount of all Revolving  Credit  Advances  made to the  undersigned  under the "Credit  Agreement"  (as  hereinafter defined).  All capitalized  terms used but not otherwise  defined herein have the meanings given to them in the Credit  Agreement or in
Annex A thereto.

         This  Revolving  Note  is  one of  the  Revolving  Notes  issued  pursuant  to  that  certain  Credit  Agreement  dated  as of
September 29, 2003  by and among  Borrowers,  the other Persons named therein as Credit  Parties,  Agent,  Lender and the other Persons signatory  thereto from time to time as Lenders  (including  all  annexes,  exhibits and  schedules  thereto,  and as from time to time amended,  restated,  supplemented or otherwise modified,  the "Credit  Agreement"),  and is entitled to the benefit and security of the
Credit  Agreement,  the Security  Agreement and all of the other Loan  Documents  referred to therein.  Reference is hereby made to the
Credit  Agreement  for a statement of all of the terms and  conditions  under which the Loans  evidenced  hereby are made and are to be repaid.  The date and amount of each Revolving Credit Advance made by Lenders to Borrowers,  the rates of interest  applicable  thereto and each  payment  made on account of the  principal  thereof,  shall be recorded by Agent on its books;  provided  that the failure of
Agent to make any such  recordation  shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The principal  amount of the  indebtedness  evidenced hereby shall be payable in the amounts and on the dates specified in the
Credit  Agreement,  the terms of which  are  hereby  incorporated  herein by  reference.  Interest  thereon  shall be paid  until  such principal amount is paid in full at such interest rates and at such times, and pursuant to such  calculations,  as are specified in the
Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

         If any payment on this  Revolving  Note becomes due and payable on a day other than a Business Day, the payment  thereof shall be extended to the next succeeding  Business Day and, with respect to payments of principal,  interest  thereon shall be payable at the then applicable rate during such extension.

         Upon and after the  occurrence of any Event of Default,  this  Revolving  Note may, as provided in the Credit  Agreement,  and without presentment,  demand,  protest,  notice of intent to accelerate,  notice of acceleration or other legal requirement of any kind
(all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note.

         Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

         THIS  REVOLVING  NOTE SHALL BE GOVERNED BY AND  CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH THE INTERNAL LAWS OF THE STATE OF
NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                                     By:          ___________________________________
                                                     Name:        ___________________________________
                                                     Title:       ___________________________________

                                                          EXHIBIT 1.1(a)(ii)
                                                                  to
                                                           CREDIT AGREEMENT

                                              FORM OF NOTICE OF REVOLVING CREDIT ADVANCE

___________, _____

General Electric Capital Corporation,
     for itself, as Lender, and as Agent
     for Lenders
335 Madison Avenue
12th Floor
New York, New York 10017

Attention:            O'Sullivan Industries, Inc.
                      Account Manager

Ladies and Gentlemen:

         The  undersigned,  O'Sullivan  Industries,  Inc.  ("Borrower  Representative")  refers to the  Credit  Agreement,  dated as of
September 29, 2003  (the  "Credit  Agreement,"  the terms  defined  therein  being used  herein as therein  defined),  by and among the undersigned,  the other persons named therein as Borrowers,  the other Credit  Parties  signatory  thereto,  General  Electric  Capital
Corporation,  for itself,  as Lender,  and as Agent for Lenders,  and Lenders,  and hereby gives you notice,  irrevocably,  pursuant to
Section 1.1(a)  of the Credit  Agreement,  that the undersigned  hereby requests a Revolving Credit Advance under the Credit Agreement, and in that connection  sets forth below the information  relating to such Revolving  Credit Advance as required by  Section 1.1(a)  of the Credit Agreement:

(i)      The date of the requested Revolving Credit Advance is __________, ____.

(ii)     The aggregate amount of the requested Revolving Credit Advance is $____________.

(iii)    The requested Revolving Credit Advance is [an Index Rate Loan] [a LIBOR Loan with a LIBOR Period of ________].

(iv)     The requested Revolving Credit Advance is to be sent to:

                                            [Name of Bank]
                                            [City of Bank]
                                            Beneficiary:
                                            Account No.:  [number]
                                            ABA No.:  [number]
                                            Attn:  [name].

(v)      The Borrower as to the Revolving Credit Advance is ___________.

(vi)     The Revolving  Credit  Advance is "Permitted  Debt" under clause 1 of the  definition of "Permitted  Debt" in the Senior Notes
Indenture.

         The undersigned hereby certifies that all of the statements contained in Section 7.2 of the Credit Agreement are true and correct in all material respects on the date hereof, and will be true in all material respects on the date of the requested Revolving
Credit Advance, before and after giving effect thereto and to the application of the proceeds therefrom.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          ____________________________________
                                                     Name:        ____________________________________
                                                     Title:       ____________________________________

                                                   CERTIFICATE OF EXECUTIVE OFFICER

The undersigned, an executive officer of O'Sullivan Industries, Inc., a Delaware corporation (the "Company") hereby certifies that the incurrence by the Company of the [Revolving Credit Advance] [Letter of Credit Obligation] requested in the [foregoing Notice of
Revolving Credit Advance][accompanying notice of request for Letter of Credit] is permitted by the terms of the terms of the
Indenture, dated as of November 30, 1999 relating to the issuance by the Company of its 13-3/8% Senior Subordinated Notes due 2009
among the Company, as Issuer, O'Sullivan Industries - Virginia, Inc., as Guarantor and Norwest Bank Minnesota, National Association,
as Trustee.

IN WITNESS WHEREOF, the undersigned has executed this certificate of the ___ day of _____, 20__.

                                            ___________________________
                                            By:
                                            Title:

                                                            EXHIBIT 1.2(e)
                                                                  to
                                                           CREDIT AGREEMENT

                                               FORM OF NOTICE OF CONVERSION/CONTINUATION

         Reference is made to that certain Credit  Agreement dated as of  September 29, 2003  by and among the undersigned  ("Borrower
Representative"),  the other Persons named therein as Borrowers,  the other Persons named therein as Credit Parties,  General  Electric
Capital  Corporation  ("Agent")  and the Lenders from time to time  signatory  thereto  (including  all annexes,  exhibits or schedules thereto, and as from time to time amended,  restated,  supplemented or otherwise modified,  the "Credit Agreement").  Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

         Borrower  Representative hereby gives irrevocable notice,  pursuant to Section 1.2(e) of the Credit Agreement,  of its request to:

(a)      on [ date ] convert  $[________]of  the aggregate  outstanding  principal  amount of the [_______] Loan,  bearing  interest at the [________] Rate, into a(n) [________] Loan [and, in the case of a LIBOR Loan, having a LIBOR Period of [_____] month(s)];

(b)      on [ date ] continue  $[________]of  the aggregate  outstanding  principal  amount of the [_______] Loan,  bearing interest at the LIBOR Rate, as a LIBOR Loan having a LIBOR Period of [_____] month(s)].

         Borrower  Representative  certifies that the conversion  and/or  continuation of the Loans requested above is for the separate
account(s)  of  the  following   Borrowers[s]   in  the  following   [respective]   amount[s]:   [Name:   $_____________]   and  [Name:
$_______________].

         Borrower  Representative  hereby (i) certifies that all of the statements contained in Section 7.2 of the Credit Agreement are true and correct in all material  respects on the date hereof,  and will be true in all material  respects on the date of the requested conversion/continuation,  before and after  giving  effect  thereto  and (ii)  reaffirms  the  cross-guaranty  provisions  set forth in
Section 10 of the Credit Agreement and the guaranty and continuance of Agent's Liens, on behalf of itself and Lenders,  pursuant to the
Collateral Documents.

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:          __________________________________
                                                     Name:        __________________________________
                                                     Title:       __________________________________

                                                              EXHIBIT 8.1
                                                                  to
                                                           CREDIT AGREEMENT

                                                         ASSIGNMENT AGREEMENT

         This    Assignment    Agreement    (this    "Agreement")   is   made   as   of   ___________   __,   ____   by   and   between
__________________________________   ("Assignor  Lender")  and  ________________________   ("Assignee  Lender")  and  acknowledged  and
consented to by GENERAL  ELECTRIC  CAPITAL  CORPORATION,  as agent  ("Agent").  All  capitalized  terms used in this  Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

                                                               RECITALS:

         WHEREAS,  O'SULLIVAN  INDUSTRIES,  INC., a _________  corporation,  O'SULLIVAN  FURNITURE  FACTORY OUTLET,  INC., a __________
corporation,  and O'SULLIVAN INDUSTRIES - VIRGINIA, INC., a _________ corporation ("Credit Parties"),  Agent, Assignor Lender and other
Persons  signatory  thereto as Lenders have entered into that certain Credit  Agreement  dated as of  September [  ], 2003 (as amended, restated,  supplemented or otherwise modified from time to time, the "Credit  Agreement")  pursuant to which Assignor Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrowers;

         WHEREAS,  Assignor  Lender  desires to assign to Assignee  Lender  [all/a  portion] of its interest in the Loans (as described below),  the Letter of Credit  Obligations and the Collateral and to delegate to Assignee Lender [all/a portion] of its Commitments and other duties with respect to such Loans, Letter of Credit Obligations and Collateral;

         WHEREAS,  Assignee  Lender desires to become a Lender under the Credit  Agreement and to accept such assignment and delegation from Assignor Lender; and

         WHEREAS, Assignee Lender desires to appoint Agent to serve as agent for Assignee Lender under the Credit Agreement.

         NOW,  THEREFORE,  in consideration of the premises and the agreements,  provisions,  and covenants herein contained,  Assignor
Lender and Assignee Lender agree as follows:

2.       ASSIGNMENT, DELEGATION, AND ACCEPTANCE

5.20     Assignment.  Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), [all/such percentage] of Assignor Lender's right, title, and interest in the Revolving Loan, Loan Documents and the Collateral as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof, as follows:

        Assignee Lender's Loans                    Principal Amount                        Pro Rata Share
Revolving Loan                                       $____________                              ____%

5.20     Delegation.  Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender [all/a portion] of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to the Pro Rata Shares set forth above.

5.20     Acceptance by Assignee Lender.  By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof.  By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

5.20     Effective Date.  Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and
Assignee Lender will become a Lender under the Loan Documents as of [the date of this Agreement][_____ __, ____] ("Effective Date")
and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below).  [Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender, and Interest and Fees accrued from and after the Effective Date are for the account of Assignee Lender.]

3.       INITIAL PAYMENT AND DELIVERY OF NOTES

5.20     Payment of the Assigned Amount.  Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than
12:00 noon (New York time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans as set forth above in Section 1.1 [together with accrued interest, fees and other amounts as set forth on Schedule 2.1]
(the "Assigned Amount").

5.20     Payment of Assignment Fee.  [Assignor Lender and/or Assignee Lender] will pay to Agent, for its own account in immediately available funds, not later than 12:00 noon (New York time on the Effective Date, the assignment fee in the amount of $3,500 (the
"Assignment Fee") as required pursuant to Section 8.1(a) of the Credit Agreement.

5.20     Execution and Delivery of Notes.  Following payment of the Assigned Amount and the Assignment Fee, Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrowers and Agent will obtain from Borrowers for delivery to [Assignor Lender and] Assignee Lender, new executed Notes evidencing Assignee Lender's [and Assignor Lender's respective] Pro Rata Share[s] in the Loans after giving effect to the assignment described in Section 1.  Each new Note will be issued in the aggregate maximum principal amount of the [applicable] Commitment [of the Lender to whom such Note is issued] OR [the
Assignee Lender].

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

5.20     Assignee Lender's Representations, Warranties and Covenants.  Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

(a)      This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

(b)      The execution and  performance by Assignee  Lender of its duties and  obligations  under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

(c)      Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

(d)      Assignee  Lender has made its own  independent  investigation  and  appraisal of the  financial  condition and affairs of each
Credit Party,  has  conducted its own  evaluation  of the Loans and Letter of Credit  Obligations,  the Loan  Documents and each Credit
Party's  creditworthiness,  has made its decision to become a Lender to Borrowers under the Credit Agreement  independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

(e)      Assignee Lender is entering into this Agreement in the ordinary  course of its business,  and is acquiring its interest in the
Loans and  Letter of Credit  Obligations  for its own  account  and not with a view to or for sale in  connection  with any  subsequent distribution;  provided,  however,  that at all times the distribution of Assignee Lender's property shall, subject to the terms of the
Credit Agreement, be and remain within its control;

(f)      No future  assignment or  participation  granted by Assignee  Lender  pursuant to  Section 8.1  of the Credit  Agreement  will require  Assignor  Lender,  Agent,  or Borrower to file any  registration  statement with the Securities and Exchange  Commission or to apply to qualify under the blue sky laws of any state;

(g)      Assignee Lender has no loans to, written or oral agreements with, or equity or other ownership interest in any Credit Party;

(h)      Assignee  Lender will not enter into any written or oral  agreement  with, or acquire any equity or other  ownership  interest in, any Credit Party without the prior written consent of Agent; and

(i)      As of the  Effective  Date,  Assignee  Lender (i) is entitled to receive  payments of principal and interest in respect of the
Obligations  without  deduction for or on account of any taxes  imposed by the United  States of America or any  political  subdivision thereof [, (ii) is not subject to capital adequacy or similar  requirements under  Section 1.10(a) of the Credit Agreement,  (iii) does not require the payment of any increased  costs under  Section 1.10(b)  of the Credit  Agreement,  and (iv) is not unable to fund LIBOR
Loans under  Section 1.10(b)  of the Credit  Agreement,  ] and Assignee Lender will indemnify  Agent from and against all  liabilities, obligations,  losses, damages,  penalties,  actions, judgments, suits, costs, or expenses that result from Assignee Lender's failure to fulfill its obligations under the terms of Section 1.11(c) of the Credit Agreement [or from any other inaccuracy in the foregoing].

5.20     Assignor Lender's Representations, Warranties and Covenants.  Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

(a)      Assignor Lender is the legal and beneficial owner of the Assigned Amount;

(b)      This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

(c)      The execution and  performance by Assignor  Lender of its duties and  obligations  under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

(d)      Assignor  Lender has full power and  authority,  and has taken all action  necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

(e)      Assignor  Lender is the legal and  beneficial  owner of the interests  being  assigned  hereby,  free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

(f)      This  Assignment  by  Assignor  Lender to Assignee  Lender  complies,  in all  material  respects,  with the terms of the Loan
Documents.

5.       LIMITATIONS OF LIABILITY

         Neither  Assignor Lender (except as provided in Section 3.2)  nor Agent makes any  representations  or warranties of any kind, nor assumes any  responsibility  or liability  whatsoever,  with regard to (a) the Loan  Documents or any other  document or instrument furnished  pursuant thereto or the Revolving Loans,  Letter of Credit  Obligations or other  Obligations,  (b) the creation,  validity, genuineness,  enforceability,  sufficiency,  value or  collectibility  of any of  them,  (c) the  amount,  value  or  existence  of the
Collateral,  (d) the  perfection or priority of any Lien upon the  Collateral,  or (e) the  financial  condition of any Credit Party or other  obligor or the  performance  or  observance  by any Credit Party of its  obligations  under any of the Loan  Documents.  Neither
Assignor  Lender  nor  Agent  has or will  have any  duty,  either  initially  or on a  continuing  basis,  to make any  investigation, evaluation,  appraisal  of, or any  responsibility  or  liability  with  respect to the accuracy or  completeness  of, any  information provided to Assignee  Lender which has been provided to Assignor  Lender or Agent by any Credit Party.  Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

6.       FAILURE TO ENFORCE

         No failure or delay on the part of Agent or Assignor  Lender in the exercise of any power,  right,  or privilege  hereunder or under any Loan  Document  will impair such power,  right,  or privilege  or be construed to be a waiver of any default or  acquiescence therein.  No single or partial  exercise of any such power,  right, or privilege will preclude further exercise thereof or of any other right,  power,  or privilege.  All rights and remedies  existing under this  Agreement are  cumulative  with, and not exclusive of, any rights or remedies otherwise available.

7.       NOTICES

         Unless otherwise  specifically  provided herein, any notice or other  communication  required or permitted to be given will be in writing and  addressed to the  respective  party as set forth below its signature  hereunder,  or to such other address as the party may designate in writing to the other.

8.       AMENDMENTS AND WAIVERS

         No amendment,  modification,  termination,  or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

9.       SEVERABILITY

         Whenever  possible,  each  provision of this  Agreement  will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid,  illegal,  or unenforceable  under applicable law, such provision will be ineffective only to the extent of such invalidity,  illegality,  or unenforceability,  without invalidating the  remainder  of such  provision  or the  remaining  provisions  of the  Agreement.  In  addition,  in the event any  provision of or obligation under this Agreement is or is held to be invalid,  illegal,  or unenforceable in any jurisdiction,  the validity,  legality, and  enforceability of the remaining  provisions or obligations in any other  jurisdictions will not in any way be affected or impaired thereby.

10.      SECTION TITLES

         Section and Subsection  titles in this Agreement are included for  convenience of reference  only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

11.      SUCCESSORS AND ASSIGNS

         This  Agreement  shall be binding  upon and inure to the benefit of the parties  hereto and their  respective  successors  and assigns.

12.      APPLICABLE LAW

         THIS  AGREEMENT  WILL BE  CONSTRUED  IN  ACCORDANCE  WITH AND  GOVERNED  BY THE LAWS OF THE  STATE OF NEW YORK  APPLICABLE  TO
CONTRACTS MADE AND PERFORMED IN THAT STATE.

(1)      COUNTERPARTS

         This Agreement and any amendments,  waivers,  consents,  or supplements  may be executed in any number of counterparts  and by different parties hereto in separate  counterparts,  each of which, when so executed and delivered,  will be deemed an original and all of which shall together constitute one and the same instrument.

                                                       [Signature page follows]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:                                             ASSIGNOR LENDER:

By:                                                          By:
Title:                                                       Title:

Notice Address:                                              Notice Address:

ACKNOWLEDGED AND CONSENTED TO:

GENERAL ELECTRIC CAPITAL
CORPORATION

By:
Title:

                                                                                                                         NYB 1430608.11
                                                             SCHEDULE 2.1

Assignor Lender's Loans

Principal Amount
Revolving Loan                           $
Subtotal                                 $
Accrued Interest                         $
Unused Line Fee                          $
Other + or -$                            $
Total                                    $

All determined as of the Effective Date.